Document and Entity Information	9 Months Ended
	Dec. 31, 2011	Jan. 30, 2012
Document and Entity Information
Entity Registrant Name	Alkermes plc.
Entity Central Index Key	0001520262
Document Type	S-1
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--03-31
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		129,736,507
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q3

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2011	Mar. 31, 2010
CURRENT ASSETS:
Cash and cash equivalents	$ 38,394	$ 79,324
Investments - short-term	162,928	202,053
Receivables	22,969	25,316
Inventory	20,425	20,653
Prepaid expenses and other current assets	8,244	10,936
Total current assets	252,960	338,282
PROPERTY, PLANT AND EQUIPMENT, NET	95,020	96,905
INVESTMENTS - LONG-TERM	93,408	68,816
OTHER ASSETS	11,060	11,597
TOTAL ASSETS	452,448	515,600
CURRENT LIABILITIES:
Accounts payable and accrued expenses	44,934	37,881
Deferred revenue - current	3,123	2,220
Non-recourse RISPERDAL CONSTA secured 7% notes - current		51,043
Total current liabilities	48,057	91,144
DEFERRED REVENUE - LONG-TERM	4,837	5,105
OTHER LONG-TERM LIABILITIES	7,536	6,735
Total liabilities	60,430	102,984
COMMITMENTS AND CONTINGENCIES (Note 15)
SHAREHOLDERS' EQUITY:
Common stock	1,055	1,047
Treasury stock, at cost (10,069,208 and 9,945,265 shares at March 31, 2011 and 2010, respectively)	(131,095)	(129,681)
Additional paid-in capital	936,295	910,326
Accumulated other comprehensive loss	(3,013)	(3,392)
Accumulated deficit	(411,228)	(365,688)
Total shareholders' equity	392,018	412,616
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	452,448	515,600
Common stock
SHAREHOLDERS' EQUITY:
Common stock	1,055	1,047
Total shareholders' equity	1,055	1,047
Non-voting common stock
SHAREHOLDERS' EQUITY:
Common stock	4	4
Total shareholders' equity	$ 4	$ 4

Consolidated Balance Sheets (Parenthetical) (USD $)	Mar. 31, 2011	Mar. 31, 2010
LIABILITIES AND SHAREHOLDERS' EQUITY
RISPERDAL CONSTA secured notes, percentage	7.00%	7.00%
SHAREHOLDERS' EQUITY:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	160,000,000	160,000,000
Common stock, shares issued	105,771,507	104,815,328
Common stock, shares outstanding	95,702,299	94,870,063
Treasury stock, shares	10,069,208	9,945,265
Common stock
SHAREHOLDERS' EQUITY:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	160,000,000	160,000,000
Common stock, shares issued	105,771,507	105,771,507
Common stock, shares outstanding	95,702,299	95,702,299
Non-voting common stock
SHAREHOLDERS' EQUITY:
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	450,000	450,000
Common stock, shares issued	382,632	382,632
Common stock, shares outstanding	382,632	382,632

Consolidated Statements of Operations and Comprehensive (Loss) Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
REVENUES:
Manufacturing revenues	$ 118,521	$ 112,938	$ 116,844
Royalty revenues	38,319	36,979	33,247
Product sales, net	28,920	20,245	4,467
Research and development revenue under collaborative arrangements	880	3,117	42,087
Net collaborative profit		5,002	130,194
Total revenues	186,640	178,281	326,839
EXPENSES:
Cost of goods manufactured and sold	52,185	49,438	43,396
Research and development	97,239	95,363	89,478
Selling, general and administrative	82,847	76,514	59,008
Total expenses	232,271	221,315	191,882
OPERATING (LOSS) INCOME	(45,631)	(43,034)	134,957
OTHER (EXPENSE) INCOME:
Interest income	2,728	4,667	11,400
Interest expense	(3,298)	(5,974)	(13,756)
Other expense, net	(290)	(360)	(1,589)
Total other expense, net	(860)	(1,667)	(3,945)
(LOSS) INCOME BEFORE INCOME TAXES	(46,491)	(44,701)	131,012
(BENEFIT) PROVISION FOR INCOME TAXES	(951)	(5,075)	507
NET INCOME (LOSS)	(45,540)	(39,626)	130,505
(LOSS) EARNINGS PER COMMON SHARE:
Basic	$ (0.48)	$ (0.42)	$ 1.37
Diluted	$ (0.48)	$ (0.42)	$ 1.36
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	95,610	94,839	95,161
Diluted	95,610	94,839	96,252
COMPREHENSIVE (LOSS) INCOME:
NET INCOME (LOSS)	(45,540)	(39,626)	130,505
Unrealized losses on marketable securities:
Holding gains (losses), net of tax	379	2,998	(6,153)
Less: Reclassification adjustment for losses included in net (loss) income		94	1,195
Unrealized gains (losses) on marketable securities	379	3,092	(4,958)
COMPREHENSIVE (LOSS) INCOME	$ (45,161)	$ (36,534)	$ 125,547

Consolidated Statements of Shareholders' Equity (USD $) In Thousands, except Share data	Total	Common stock	Non-voting common stock	Additional Paid-In Capital	Treasury Stock	Accumulated Deficit	Accumulated Other Comprehensive Income	Foreign Currency Translation Adjustments	Unrealized Gain/(Loss) on Marketable Securities
Beginning Balance, value at Mar. 31, 2008	$ 305,314	$ 1,030	$ 4	$ 869,695	$ (107,322)	$ (456,567)		$ (142)	$ (1,384)
Beginning Balance, shares at Mar. 31, 2008		102,977,348,000	382,632,000		(7,878,182,000)
Issuance of common stock under employee stock plans, shares		1,067,315,000
Issuance of common stock under employee stock plans, value	7,059	10		7,049
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, shares					(61,067,000)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, value				707	(707)
Repurchase of common stock for treasury, at cost, shares					(1,569,202,000)
Repurchase of common stock for treasury, at cost, value	(17,996)				(17,996)
Share-based compensation	14,884			14,884
Excess tax benefit from share-based compensation	80			80
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	(4,958)								(4,958)
NET INCOME (LOSS)	130,505					130,505
Ending Balance, value at Mar. 31, 2009	434,888	1,040	4	892,415	(126,025)	(326,062)		(142)	(6,342)
Ending Balance, shares at Mar. 31, 2009		104,044,663,000	382,632,000		(9,508,451,000)
Issuance of common stock under employee stock plans, shares		770,665,000
Issuance of common stock under employee stock plans, value	2,593	7		2,586
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, shares					(108,410,000)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, value				972	(972)
Repurchase of common stock for treasury, at cost, shares					(328,404,000)
Repurchase of common stock for treasury, at cost, value	(2,684)				(2,684)
Share-based compensation	14,107			14,107
Excess tax benefit from share-based compensation	246			246
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	3,092								3,092
NET INCOME (LOSS)	(39,626)					(39,626)
Ending Balance, value at Mar. 31, 2010	412,616	1,047	4	910,326	(129,681)	(365,688)	(3,392)	(142)	(3,250)
Ending Balance, shares at Mar. 31, 2010		104,815,328,000	382,632,000		(9,945,265)
Issuance of common stock under employee stock plans, value	598			594
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, shares					(121,550)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, value				1,384	(1,384)
Share-based compensation	15,131			15,131
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	431						431
NET INCOME (LOSS)	(32,458)					(32,458)
Ending Balance, value at Dec. 31, 2010	396,318			927,435	(131,065)	(398,146)	(2,961)
Ending Balance, shares at Dec. 31, 2010					(10,066,815)
Beginning Balance, value at Mar. 31, 2010	412,616	1,047	4	910,326	(129,681)	(365,688)		(142)	(3,250)
Beginning Balance, shares at Mar. 31, 2010		104,815,328,000	382,632,000		(9,945,265)
Issuance of common stock under employee stock plans, shares		956,179,000
Issuance of common stock under employee stock plans, value	4,744	8		4,736
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, shares					(123,943,000)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, value				1,414	(1,414)
Share-based compensation	19,819			19,819
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	379								379
NET INCOME (LOSS)	(45,540)					(45,540)
Ending Balance, value at Mar. 31, 2011	392,018	1,055	4	936,295	(131,095)	(411,228)	(3,013)	(142)	(2,871)
Ending Balance, shares at Mar. 31, 2011		105,771,507,000	382,632,000		(10,069,208)
Issuance of common stock under employee stock plans, value	13,051			13,031
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, shares					(197,856)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards, value				3,522	(3,522)
Share-based compensation	21,812			21,812
Excess tax benefit from share-based compensation	3,127			3,127
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	368						368
NET INCOME (LOSS)	(50,321)					(50,321)
Ending Balance, value at Dec. 31, 2011	$ 904,853			$ 1,368,444	$ (417)	$ (461,549)	$ (2,921)
Ending Balance, shares at Dec. 31, 2011					(27,033)

Consolidated Statements of Shareholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010
Tax effect on unrealized gain (loss) on marketable securities	$ 225	$ 1,831
Unrealized Gain/(Loss) on Marketable Securities
Tax effect on unrealized gain (loss) on marketable securities	$ 225	$ 1,831

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$ (45,540)	$ (39,626)	$ 130,505
Adjustments to reconcile net income to cash flows from operating activities:
Share-based compensation expense	19,832	13,921	14,810
Depreciation	8,652	25,026	10,265
Realized losses on investments		94	1,195
Loss on purchase of non-recourse RISPERDAL CONSTA secured 7% Notes	841		2,512
Other non-cash charges	1,861	3,739	4,283
Changes in assets and liabilities:
Receivables	2,347	(728)	13,710
Inventory, prepaid expenses and other assets	5,211	(4,037)	(5,140)
Accounts payable and accrued expenses	6,954	(2,064)	2,014
Unearned milestone revenue			(117,657)
Deferred revenue	635	(4,753)	(14,525)
Other long-term liabilities	(88)	(1,638)	(1,366)
Payment or purchase of non-recourse RISPERDAL CONSTA secured 7% notes attributable to original issue discount	(6,611)	(2,181)	(6,016)
Cash flows (used in) provided by operating activities	(5,906)	(12,247)	34,590
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(9,401)	(15,787)	(5,502)
Proceeds from the sale of equipment	395	248	7,717
Investment in Acceleron Pharmaceuticals, Inc.	(501)	(8,000)
Proceeds from the sale of investment in Reliant Pharmaceuticals, Inc.			7,766
Purchases of investments	(370,375)	(465,387)	(609,741)
Sales and maturities of investments	385,511	516,935	645,120
Cash flows provided by investing activities	5,629	28,009	45,360
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock for share-based compensation arrangements	4,744	2,593	7,059
Excess tax benefit from share-based compensation		246	80
Payment of debt and capital leases			(47)
Payment or purchase of non-recourse RISPERDAL CONSTA secured 7% notes	(45,397)	(23,486)	(83,394)
Purchase of common stock for treasury		(2,684)	(17,996)
Cash flows used-in financing activities	(40,653)	(23,331)	(94,298)
NET DECREASE IN CASH AND CASH EQUIVALENTS	(40,930)	(7,569)	(14,348)
CASH AND CASH EQUIVALENTS - Beginning of period	79,324	86,893	101,241
CASH AND CASH EQUIVALENTS - End of period	38,394	79,324	86,893
SUPPLEMENTAL CASH FLOW DISCLOSURE:
Cash paid for interest	1,684	4,918	15,342
Cash paid for taxes	60	114	860
Non-cash investing and financing activities:
Purchased capital expenditures included in accounts payable and accrued expenses	424	2,798	1,774
Investment in Civitas Therapeutics, Inc.	$ 1,320

Consolidated Statements of Cash Flows (Unaudited) (Parenthetical)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Changes in assets and liabilities:
RISPERDAL CONSTA secured notes, principal	7.00%	7.00%	7.00%

The Company	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
The Company [Abstract]
THE COMPANY

1. THE COMPANY

Alkermes plc is a fully integrated, global biopharmaceutical company that applies its scientific expertise and proprietary technologies to develop innovative medicines that improve patient outcomes. The Company has a diversified portfolio of more than 20 commercial drug products and a substantial clinical pipeline of product candidates that address central nervous system (“CNS”) disorders such as addiction, schizophrenia and depression. Headquartered in Dublin, Ireland, Alkermes has a research and development center and corporate offices in Waltham, Massachusetts and manufacturing facilities in Athlone, Ireland; Gainesville, Georgia; and Wilmington, Ohio.

On September 16, 2011, the business of Alkermes, Inc. and the drug technologies business (“EDT”) of Elan Corporation, plc (“Elan”) were combined (this combination is referred to as the “Business Combination”, the “acquisition of EDT” or the” EDT acquisition”) in a transaction accounted for as a reverse acquisition with Alkermes, Inc. treated as the accounting acquirer. As a result, the historical financial statements of Alkermes, Inc. are included in the comparative prior periods. As part of the Business Combination, Antler Acquisition Corp., a wholly owned subsidiary of the Company, merged with and into Alkermes, Inc. (the “Merger”), with Alkermes, Inc. surviving as a wholly owned subsidiary of the Company. Prior to the Merger, EDT was carved-out of Elan and reorganized under the Company. At the effective time of the Merger, (i) each share of Alkermes, Inc. common stock then issued and outstanding and all associated rights were canceled and automatically converted into the right to receive one ordinary share of the Company; (ii) all then issued and outstanding options to purchase Alkermes, Inc. common stock granted under any stock option plan were converted into options to purchase, on substantially the same terms and conditions, the same number of ordinary shares of the Company at the same exercise price; and (iii) all then issued and outstanding awards of Alkermes, Inc. common stock were converted into awards of the same number, on substantially the same terms and conditions, of ordinary shares of the Company. As a result, upon consummation of the Merger and the issuance of the ordinary shares of the Company in exchange for the canceled shares of Alkermes, Inc. common stock, the former shareholders of Alkermes, Inc. owned approximately 75% of the Company, with the remaining approximately 25% of the Company owned by a subsidiary of Elan pursuant to the terms of a shareholder’s agreement.

Use of the terms such as “us,” “we,” “our,” “Alkermes” or the “Company” in this Quarterly Report on Form 10-Q is meant to refer to Alkermes plc and its subsidiaries, except when the context makes clear that the time period being referenced is prior to September 16, 2011, in which case such terms shall refer to Alkermes, Inc.  Prior to September 16, 2011, Alkermes, Inc. was an independent pharmaceutical company incorporated in the Commonwealth of Pennsylvania and traded on the NASDAQ Global Select Stock Market under the symbol “ALKS.”

1.	THE COMPANY

Alkermes, Inc. (as used in this section, together with our subsidiaries, “Alkermes” or the “Company”) is a fully integrated biotechnology company committed to developing innovative medicines to improve patients’ lives. The Company is headquartered in Waltham, Massachusetts and has a research facility in Massachusetts and a commercial manufacturing facility in Ohio. The Company developed, manufactures and commercializes VIVITROL® (naltrexone for extended-release injectable suspension) for alcohol dependence and for the prevention of relapse to opioid dependence, following opioid detoxification. The Company also manufactures RISPERDAL® CONSTA® [(risperidone) long-acting injection] for schizophrenia and bipolar I disorder. The Company’s pipeline includes extended-release injectable and oral products for the treatment of prevalent, chronic diseases, such as central nervous system (“CNS”) disorders, reward disorders, addiction, diabetes and autoimmune disorders.

Summary of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed consolidated financial statements of Alkermes for the three and nine months ended December 31, 2011 and 2010 are unaudited and have been prepared on a basis substantially consistent with the audited financial statements for the year ended March 31, 2011. The year-end condensed consolidated balance sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America (“U.S.”) (commonly referred to as “GAAP”). In the opinion of management, the condensed consolidated financial statements include all adjustments, which are of a normal recurring nature, that are necessary to present fairly the results of operations for the reported periods. These financial statements should be read in conjunction with the financial statements and notes thereto of Alkermes, Inc. which are contained, or incorporated by reference, in Alkermes, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2011, as amended, and the audited financial statements and notes thereto, which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and Alkermes’ Registration Statement on Form S-4, as amended (Registration No. 333-175078), which was declared effective by the SEC on August 4, 2011. The results of the Company’s operations for any interim period are not necessarily indicative of the results of the Company’s operations for any other interim period or for a full fiscal year.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Alkermes plc and its wholly-owned subsidiaries: Alkermes Ireland Holdings Limited, Alkermes Pharma Ireland Limited, Alkermes U.S. Holdings, Inc., Alkermes, Inc., Eagle Holdings USA, Inc., Alkermes Gainesville LLC, Alkermes Controlled Therapeutics, Inc., Alkermes Europe, Ltd., Alkermes Finance Ireland Limited, Alkermes Finance S.A R.L. and Alkermes Finance Ireland (No. 2) Limited. Intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of the Company’s condensed consolidated financial statements in accordance with GAAP requires management to make estimates, judgments and assumptions that may affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates and judgments and methodologies, including those related to revenue recognition and related allowances, its collaborative relationships, clinical trial expenses, the valuation of inventory, impairment and amortization of intangibles and long-lived assets, share-based compensation, income taxes including the valuation allowance for deferred tax assets, valuation of investments and derivative instruments, litigation and restructuring charges. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions.

Risk-management Instruments

On September 16, 2011, the Company entered into a $310.0 million first lien term loan facility (the “First Lien Term Loan”) and a $140.0 million second lien term loan facility (the “Second Lien Term Loan” and, together with the First Lien Term Loan, the “Term Loans”). Interest on the Term Loans is at a rate equal to an applicable margin plus three-month LIBOR. The Company addressed its risk to exposure to fluctuations in interest rates by entering into certain derivative financial instruments, the objective of which is to limit the impact of fluctuations in interest rates on earnings. The Company’s derivative activities are initiated within the guidelines of documented corporate risk management policies and do not create additional risk because gains and losses on derivative contracts offset losses and gains on the liabilities being hedged.

During the nine months ended December 31, 2011, the Company entered into an interest rate swap contract that was designated and qualified as a cash flow hedge. The Company reviews the effectiveness of its derivatives on a quarterly basis. The effective portion of gains or losses on the Company’s cash flow hedge is reported as a component of accumulated other comprehensive loss and reclassified into earnings in the same period the hedged transaction affects earnings. Hedge ineffectiveness is immediately recognized in earnings.

During the nine months ended December 31, 2011, the Company entered into two interest rate cap contracts that were not designated as hedging instruments. The interest rate caps are recorded at fair value with associated gains or losses recognized in other income/(expense) during the period of change.

Segment Information

The Company operates as one business segment, which is the business of developing, manufacturing and commercializing medicines designed to yield better therapeutic outcomes and improve the lives of patients with serious diseases. The Company’s chief decision maker, the Chairman and Chief Executive Officer, reviews the Company’s operating results on an aggregate basis and manages the Company’s operations as a single operating unit.

Business Acquisitions

The Company’s condensed consolidated financial statements include the operations of an acquired business after the completion of the acquisition. The Company accounts for acquired businesses using the acquisition method of accounting. The acquisition method of accounting for acquired businesses requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date, and that the fair value of acquired in-process research and development (“IPR&D”) be recorded on the balance sheet. Also, transaction costs are expensed as incurred. Any excess of the purchase price over the assigned values of the net assets acquired is recorded as goodwill. Contingent consideration is included within the acquisition cost and is recognized at its fair value on the acquisition date. A liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. Changes in fair value are recognized in earnings.

Goodwill and Intangible Assets

Goodwill represents the excess cost of the Company’s investment in the net assets of acquired companies over the fair value of the underlying identifiable net assets at the date of acquisition. The Company’s goodwill balance solely relates to the EDT acquisition in the fiscal year ended March 31, 2012, as described in Note 3, Acquisitions. Goodwill is not amortized but is tested for impairment annually or when events or circumstances indicate the fair value of a reporting unit may be below its carrying value. A reporting unit is an operating segment or sub-segment to which goodwill is assigned when initially recorded.

In September 2011, the Financial Accounting Standards Board (“FASB”) issued guidance related to testing goodwill for impairment. This accounting standard allows an entity to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. An entity can choose to perform the qualitative assessment on none, some or all of its reporting units. Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to step one of the impairment test, and then resume performing the qualitative assessment in any subsequent period. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. However, an entity can choose to early adopt the standard if its annual test date is before the issuance of the final standard, provided that the entity has not yet performed its 2011 annual impairment test or issued its financial statements. The Company chose to early adopt the provisions of this standard as it had not yet performed its annual impairment test, which the Company performs as of October 31 each year. The adoption of this standard did not impact the Company’s financial position or results of operations. As a result of the qualitative assessment performed as of October 31, 2011, the Company determined that it was not more-likely-than-not that the fair value of the reporting unit was less than its carrying amount, and an impairment of the Company’s goodwill was not recorded.

The Company’s finite-lived intangible assets consist of core developed technology and collaboration agreements and are recorded at fair value at the time of their acquisition and are stated within its condensed consolidated balance sheets net of accumulated amortization and impairments. The finite-lived intangible assets are amortized over their estimated useful life using the economic use method, which reflects the pattern that the economic benefits of the intangible assets are consumed as revenue is generated from the underlying patent or contract. The useful lives of the Company’s intangible assets are primarily based on the legal or contractual life of the underlying patent or contract, which does not include additional years for the potential extension or renewal of the contract or patent. IPR&D represents the fair value assigned to research and development assets that were acquired prior to its completion. IPR&D is considered an indefinite-lived asset and is not amortized but is tested for impairment annually or when events or circumstances indicate the fair value may be below its carrying value. If and when development is complete, which generally occurs when regulatory approval to market a product is obtained, the associated assets would be deemed finite-lived and would then be amortized based on their respective estimated useful lives at that point in time. The Company’s intangible assets were all acquired as part of the EDT acquisition in the fiscal year ended March 31, 2012, as described in Note 3, Acquisitions.

Foreign Currency

The Company’s functional and reporting currency is the U.S. dollar. Transactions in foreign currencies are recorded at the exchange rate prevailing on the date of the transaction. The resulting monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing on the subsequent balance sheet date. Gains and losses as a result of translation adjustments are recorded within “Other income (expense)” in the accompanying condensed consolidated statement of operations and comprehensive loss.

New Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the FASB or other standard-setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In January 2010, the Company adopted accounting guidance issued by the FASB related to fair value measurements that requires additional disclosure related to transfers in and out of Levels 1 and 2 of the fair value hierarchy. In addition, effective for the Company beginning on April 1, 2011, this standard further requires an entity to present disaggregated information about activity in Level 3 fair value measurements on a gross basis, rather than as one net amount. As this accounting standard only requires enhanced disclosure, the adoption of this newly issued accounting standard did not impact the Company’s financial position or results of operations.

On April 1, 2011, the Company prospectively adopted the accounting guidance related to the milestone method of revenue recognition for research and development arrangements. Under the milestone method, contingent consideration received from the achievement of a substantive milestone is recognized in its entirety in the period in which the milestone is achieved, which the Company believes is more consistent with the substance of its performance under its various licensing and collaboration agreements. A milestone is defined as an event (i) that can only be achieved based in whole or in part on either the entity’s performance or on the occurrence of a specific outcome resulting from the entity’s performance, (ii) for which there is substantive uncertainty at the date the arrangement is entered into that the event will be achieved, and (iii) that would result in additional payments being due to the entity. A milestone is substantive if the consideration earned from the achievement of the milestone is consistent with the Company’s performance required to achieve the milestone, or the increase in value to the collaboration resulting from the Company’s performance, relates solely to the Company’s past performance, and is reasonable relative to all of the other deliverables and payments within the arrangement. The Company’s license and collaboration agreements with its partners provide for payments to the Company upon the achievement of development milestones, such as the completion of clinical trials or regulatory approval for drug candidates. As of April 1, 2011, the Company’s agreements with partners included potential future payments for development milestones aggregating $17.0 million. Given the challenges inherent in developing and obtaining approval for pharmaceutical and biologic products, there was substantial uncertainty as to whether any such milestones would be achieved at the time these licensing and collaboration agreements were entered into. In addition, the Company evaluated whether the development milestones met the remaining criteria to be considered substantive. As a result of the Company’s analysis, the Company considers its development milestones to be substantive and, accordingly, the Company expects to recognize as revenue future payments received from such milestones as it achieves each milestone. The election to adopt the milestone method did not impact the Company’s historical financial position at April 1, 2011. This policy election may result in revenue recognition patterns for future milestones that are materially different from those recognized for milestones received prior to adoption. During the nine months ended December 31, 2011, the Company recognized into revenue $3.0 million upon the achievement of developmental milestones during this period. During the nine months ended December 31, 2011, the Company recognized into revenue an aggregate of $8.0 million upon the achievement of milestones where there were no remaining performance obligations under the associated agreements.

Milestone payments received prior to April 1, 2011 from arrangements where the Company has continuing performance obligations have been deferred and are recognized through the application of a proportional performance model where the milestone payment is recognized over the related performance period or, in full, when there are no remaining performance obligations. The Company makes its best estimate of the period of time for the performance period. The Company will continue to recognize milestone payments received prior to April 1, 2011 in this manner. As of December 31, 2011, the Company has deferred revenue of $5.0 million from milestone payments received prior to April 1, 2011 that will be recognized ratably through 2018.

In June 2011, the FASB issued guidance related to the presentation of comprehensive income. This accounting standard (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. The amendments in this accounting standard do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income nor do the amendments affect how earnings per share is calculated or presented. This standard is required to be applied retrospectively and is effective for fiscal years and interim periods within those years beginning after December 15, 2011. As this accounting standard only requires enhanced disclosure, the adoption of this standard will not impact the Company’s financial position or results of operations.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Alkermes, Inc. and its wholly-owned subsidiaries: Alkermes Controlled Therapeutics, Inc. (“ACT I”); Alkermes Europe, Ltd. and RC Royalty Sub LLC (“Royalty Sub”). The assets of Royalty Sub are not available to satisfy obligations of Alkermes and its subsidiaries, other than the obligations of Royalty Sub, and the assets of Alkermes are not available to satisfy obligations of Royalty Sub. Intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with accounting principles generally accepted in the United States (“U.S.”) (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates and judgments and methodologies, including those related to revenue recognition and related allowances, its collaborative relationships, clinical trial expenses, the valuation of inventory, impairment and amortization of long-lived assets, share-based compensation, income taxes including the valuation allowance for deferred tax assets, valuation of investments, contingencies, litigation, and restructuring charges. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

The Company values its cash and cash equivalents at cost plus accrued interest, which the Company believes approximates their market value. The Company considers only those investments which are highly liquid, readily convertible into cash and that mature within three months from the date of purchase to be cash equivalents.

Investments

The Company has investments in various types of securities including U.S. government and agency obligations, debt securities issued by foreign agencies and backed by foreign governments and corporate debt securities. The Company also has strategic equity investments which includes the common stock of a public company with which the Company has a collaborative arrangement. The Company generally holds its interest-bearing investments with major financial institutions and in accordance with documented investment policies, the Company limits the amount of credit exposure to any one financial institution or corporate issuer. At March 31, 2011, substantially all these investments are classified as available-for-sale and are recorded at fair value. Holding gains and losses on these investments are considered “unrealized” and are reported within “Accumulated other comprehensive (loss) income,” a component of shareholders’ equity. The Company uses the specific identification method for reclassifying unrealized gains and losses into earnings when investments are sold. Certain of the Company’s money market funds and held-to-maturity investments are restricted investments held as collateral under letters of credit related to certain of the Company’s service provider agreements and lease agreements, respectively, and are included in “Investments — short-term” and “Investments — long-term”, respectively, in the consolidated balance sheets.

The Company conducts periodic reviews to identify and evaluate each investment that has an unrealized loss, in accordance with the meaning of other-than-temporary impairment and its application to certain investments, as required by GAAP. An unrealized loss exists when the current fair value of an individual security is less than its amortized cost basis. Unrealized losses on available-for-sale securities that are determined to be temporary, and not related to credit loss, are recorded in accumulated other comprehensive (loss) income.

For available-for-sale debt securities with unrealized losses, the Company performs an analysis to assess whether it intends to sell or whether it would more likely than not be required to sell the security before the expected recovery of the amortized cost basis. If the Company intends to sell a security, or may be required to do so, the security’s decline in fair value is deemed to be other-than-temporary and the full amount of the unrealized loss is recorded within earnings as an impairment loss. Regardless of the Company’s intent to sell a security, the Company performs additional analysis on all securities with unrealized losses to evaluate losses associated with the creditworthiness of the security. Credit losses are identified where the Company does not expect to receive cash flows sufficient to recover the amortized cost basis of a security.

For equity securities, when assessing whether a decline in fair value below the cost basis is other-than-temporary, the Company considers the fair market value of the security, the duration of the security’s decline, and the financial condition of the issuer. The Company then considers its intent and ability to hold the equity security for a period of time sufficient to recover its carrying value. Where the Company has determined that it lacks the intent and ability to hold an equity security to its expected recovery, the security’s decline in fair value is deemed to be other-than-temporary and is recorded within operations as an impairment loss.

Fair Value of Financial Instruments

The Company’s financial assets and liabilities are recorded at fair value and are classified as Level 1, 2 or 3 within the fair value hierarchy, as described in the accounting standards for fair value measurement. The Company’s financial assets and liabilities consist of cash equivalents and investments and are classified within the fair value hierarchy as follows:

Level 1 — these valuations are based on a market approach using quoted prices in active markets for identical assets. Valuations of these products do not require a significant degree of judgment. Assets utilizing Level 1 inputs include investments in money market funds, U.S. government and agency debt securities, debt securities issued and backed by foreign governments, and strategic equity investments;

Level 2 — these valuations are based on a market approach using quoted prices obtained from brokers or dealers for similar securities or for securities for which the Company has limited visibility into their trading volumes. Valuations of these financial instruments do not require a significant degree of judgment. Assets utilizing Level 2 inputs include investments in corporate debt securities that are trading in the credit markets;

Level 3 — these valuations are based on an income approach using certain inputs that are unobservable and are significant to the overall fair value measurement. Valuations of these products require a significant degree of judgment. Assets utilizing Level 3 inputs primarily consist of investments in certain corporate debt securities, auction rate securities and asset backed securities that are not trading in the credit markets.

The carrying amounts reflected in the consolidated balance sheets for cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued expenses approximate fair value due to their short-term nature.

Inventory

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Included in inventory are raw materials used in production of pre-clinical and clinical products, which have alternative future use and are charged to research and development (“R&D”) expense when consumed. VIVITROL inventory that is in the distribution channel is classified as “consigned-out inventory.”

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, subject to review for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Expenditures for repairs and maintenance are charged to expense as incurred and major renewals and improvements are capitalized. Depreciation is calculated using the straight-line method over the following estimated useful lives of the assets:

Asset group	Term

Buildings and improvements	25 years
Furniture, fixtures and equipment	3 - 7 years
Leasehold improvements	Shorter of useful life or lease term (1 - 10 years)

Impairment of Long-Lived Assets

The Company reviews long-lived assets to be held and used, including property, plant and equipment, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written-down to their estimated fair values. Long-lived assets to be disposed of are carried at fair value less costs to sell them.

Asset Retirement Obligations

The Company recognized an asset retirement obligation for an obligation to remove leasehold improvements and other related activities at the conclusion of the Company’s lease for its AIR® manufacturing facility located in Chelsea, Massachusetts. The carrying amount of the asset retirement obligation at March 31, 2011 and 2010, was $1.7 million and $1.5 million, respectively, and is included within “Other Long-Term Liabilities” in the accompanying consolidated balance sheets. The following table shows changes in the carrying amount of the Company’s asset retirement obligation for the years ended March 31, 2011 and 2010:

Carrying
Amount
(In thousands)

Balance, April 1, 2009	$1,397
Accretion expense	140

Balance, March 31, 2010	$1,537
Accretion expense	155

Balance, March 31, 2011	$1,692

Revenue Recognition

Manufacturing revenues — The Company recognizes manufacturing revenues from the sale of RISPERDAL CONSTA to Janssen Pharmaceutica, Inc., a division of Ortho-McNeil-Janssen Pharmaceuticals, Inc. and Janssen Pharmaceutica International, a division of Cilag International (together, “Janssen”), from the sale of polymer to Amylin Pharmaceuticals, Inc., (“Amylin”) for use in BYDUREONtm, from the sale of VIVITROL to Cilag GmbH International (“Cilag”), an affiliate of Janssen, for sale in Russia and other countries in the Commonwealth of Independent States (“CIS”), and from the sale of VIVITROL to Cephalon, Inc. (“Cephalon”) prior to the termination of the VIVITROL collaboration on December 1, 2008.

Manufacturing revenues are recognized when persuasive evidence of an arrangement exists, delivery has occurred and title to the product and associated risk of loss has passed to the customer, the sales price is fixed or determinable and collectability is reasonably assured. Manufacturing revenues recognized by the Company for RISPERDAL CONSTA are based on information supplied to the Company by Janssen and require estimates to be made. Differences between the actual manufacturing revenues and estimated manufacturing revenues are reconciled and adjusted for in the period in which they become known. The Company records manufacturing revenues under its agreements with Amylin and Cilag at an agreed upon price upon shipment of the product.

Prior to December 1, 2008, the Company manufactured and sold VIVITROL exclusively to Cephalon for sale of the product in the U.S. under certain manufacturing and supply arrangements. The Company recorded manufacturing revenues upon shipment of the product to Cephalon at cost plus a manufacturing profit of 10%.

Royalty revenue — The Company receives royalties related to the sale of RISPERDAL CONSTA under certain license arrangements with Janssen. The Company also receives royalties related to the sale of VIVITROL in Russia under a license arrangement with Cilag. Royalty revenues are earned in the period the products are sold by Janssen and Cilag.

Product sales, net — The Company’s product sales consist of sales of VIVITROL in the U.S. to wholesalers, specialty distributors and specialty pharmacies. The Company started to record product sales, net, upon the termination of the VIVITROL collaboration with Cephalon in December 2008. Product sales are recognized from the sale of VIVITROL when persuasive evidence of an arrangement exists, title to the product and associated risk of loss has passed to the customer, which is considered to occur when the product has been received by the customer, the sales price is fixed or determinable, and collectability is reasonably assured. The Company defers the recognition of product sales on shipments of VIVITROL to its customers until the product has left the distribution channel, as it does not yet have sufficient sales history to reasonably estimate returns related to these shipments. The Company estimates product shipments out of the distribution channel through data provided by external sources, including information on inventory levels provided by its customers in the distribution channel, as well as prescription information. In order to match the cost of goods sold related to products shipped to customers with the associated revenue, the Company defers the recognition of the cost of goods sold to the period in which the associated revenue is recognized.

The Company records its product sales net of the following significant categories of sales discounts and allowances as a reduction of product sales at the time VIVITROL is shipped into the distribution channel and are adjusted for inventory in the distribution channel.:

•	Medicaid Rebates — The Company records accruals for rebates to states under the Medicaid Drug Rebate Program as a reduction of sales when the product is shipped into the distribution channel. The Company rebates individual states for all eligible units purchased under the Medicaid program based on a rebate per unit calculation, which is based on its Average Manufacturer Price (“AMP”). The Company estimates expected unit sales and rebates per unit under the Medicaid program and adjusts its rebate estimates based on actual unit sales and rebates per unit.

•	Chargebacks — wholesaler and specialty pharmacy chargebacks are discounts that occur when contracted customers purchase directly from an intermediary wholesale purchaser. Contracted customers, which primarily consist of federal government agencies purchasing under the federal supply schedule, generally purchase the product at its contracted price, plus a mark-up from the wholesaler. The wholesaler, in-turn, charges back to the Company the difference between the price initially paid by the wholesaler and the contracted price paid to the wholesaler by the customer. The allowance for wholesaler chargebacks is based on actual and expected utilization of these programs. Wholesaler chargebacks could exceed historical experience and the Company’s estimates of future participation in these programs. To date, actual wholesaler chargebacks have not differed materially from the Company’s estimates.

•	Wholesaler Fees — cash consideration, including sales incentives, given by the Company under distribution service agreements with a number of wholesaler, distributor and specialty pharmacy customers that provide them with the opportunity to earn discounts in exchange for the performance of certain services.

Research and development revenue under collaborative arrangements — R&D revenue under collaborative arrangements consists of nonrefundable R&D funding under collaborative arrangements with collaborative partners. R&D funding generally compensates the Company for formulation, preclinical and clinical testing related to the collaborative research programs. The Company generally bills its partners under collaborative arrangements using a single full-time equivalent (“FTE”) or hourly rate. This rate is established by the Company based on its annual budget of employee compensation, employee benefits and billable non-project-specific costs, and is generally increased annually based on increases in the consumer price index. Each collaborative partner is billed using a FTE or hourly rate for the hours worked by the Company’s employees on a particular project, plus direct external costs, if any.

The Company recognizes R&D revenue under collaborative arrangements over the term of the applicable agreements through the application of a proportional performance model where revenue is recognized equal to the lesser of the amount due under the agreements or the amount based on the proportional performance to date. The Company recognizes nonrefundable payments and fees for the licensing of technology or intellectual property rights over the related performance period or, in full, when there are no remaining performance obligations. Nonrefundable payments and fees are recorded as deferred revenue upon receipt and may require deferral of revenue recognition to future periods.

Net collaborative profit — Net collaborative profit relates to the Company’s revenue recognition in connection with the License and Collaboration Agreement and Supply Agreement (together, the “Agreements”) entered into with Cephalon in June 2005, later amended in October 2006 (the “Amendments”), for sale of VIVITROL in the U.S. For purposes of revenue recognition, the deliverables under these Agreements were separated into three units of accounting: (i) net losses on the products; (ii) manufacturing of the products; and (iii) the product license.

As discussed in Note 13, “Collaborative Arrangements,” the Company and Cephalon agreed to end the VIVITROL collaboration, effective December 1, 2008 (the “Termination Date”). In connection with the termination of the collaboration, the Company recognized $120.7 million of net collaborative profit, consisting of $113.9 million of unearned milestone revenue and $6.8 million of deferred revenue remaining at the Termination Date. The Company received $11.0 million from Cephalon as payment to fund its share of estimated VIVITROL product losses during the one-year period following the Termination Date, and the Company recognized this payment as net collaborative profit through the application of a proportional performance model based on VIVITROL product losses.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable and marketable securities. Billings to large pharmaceutical companies account for the majority of the Company’s accounts receivable and collateral is generally not required from these customers. To mitigate credit risk, the Company monitors the financial performance and credit worthiness of its customers. The following represents revenue and receivables from the Company’s customers exceeding 10% of the total in each category as of, and for the year ended, March 31:

	2011		2010		2009
Customer	Receivables	Revenue	Receivables	Revenue	Receivables	Revenue

Janssen	75%	83%	86%	83%	84%	46%
Cephalon	—	—	—	3%	15%	41%

The Company generally holds its interest-bearing investments with major financial institutions and in accordance with documented investment policies, the Company limits the amount of credit exposure to any one financial institution or corporate issuer. The Company’s investment objectives are, first, to assure liquidity and conservation of capital and, second, to obtain investment income.

Research and Development Expenses

The Company’s R&D expenses include internally and externally generated costs incurred in conjunction with the development of the Company’s technologies, proprietary product candidates, collaborators’ product candidates and in-licensing arrangements. Internally generated costs include employee compensation, laboratory supplies, temporary help costs, external research costs, consulting costs, occupancy costs, depreciation expense and other allocable costs directly related to the Company’s R&D activities. External research costs relate to toxicology and pharmacokinetic studies and clinical trials that are performed for the Company under contract by external companies, hospitals or medical centers as well as upfront fees and milestones paid to collaborators.

A significant portion of the Company’s internally generated R&D expenses (including laboratory supplies, travel, dues and subscriptions, recruiting costs, temporary help costs, consulting costs and allocable costs such as occupancy and depreciation) are not tracked by project as they benefit multiple projects or the Company’s technologies in general. Externally generated R&D expenses are tracked by project and certain of these expenses are reimbursed to the Company by its partners. The Company accounts for its R&D expenses on a departmental and functional basis in accordance with its budget and management practices. All such costs are expensed as incurred.

Share-Based Compensation

The Company’s share-based compensation programs grant awards which include stock options and restricted stock units (“RSU”), which vest with the passage of time and, to a limited extent, vest based on the achievement of certain performance or market criteria. Certain of the Company’s employees are retirement eligible under the terms of the Company’s stock option plans (the “Plans”) and stock option awards to these employees generally vest in full upon retirement. Since there are no effective future service requirements for these employees, the fair value of these awards is expensed in full on the grant date.

Stock Options

Stock option grants to employees generally expire ten years from the grant date and generally vest one-fourth per year over four years from the anniversary of the date of grant, provided the employee remains continuously employed with the Company, except as otherwise provided in the plan. Stock option grants to directors are for ten-year terms and generally vest over a six month period provided the director continues to serve on the Company’s board of directors through the vesting date, except as otherwise provided in the plan. The estimated fair value of options is recognized over the requisite service period, which is generally the vesting period. Share-based compensation expense is based on awards ultimately expected to vest. Forfeitures are estimated based on historical experience at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates.

The fair value of stock option grants is based on estimates as of the date of grant using a Black-Scholes option valuation model. The Company used historical data as the basis for estimating option terms and forfeitures. Separate groups of employees that have similar historical stock option exercise and forfeiture behavior are considered separately for valuation purposes. The ranges of expected terms disclosed below reflect different expected behavior among certain groups of employees. Expected stock volatility factors are based on a weighted average of implied volatilities from traded options on the Company’s common stock and historical stock price volatility of the Company’s common stock, which is determined based on a review of the weighted average of historical daily price changes of the Company’s common stock. The risk-free interest rate for periods commensurate with the expected term of the share option is based on the U.S. treasury yield curve in effect at the time of grants. The dividend yield on the Company’s common stock is estimated to be zero as the Company has not paid and does not expect to pay dividends. The exercise price of options granted prior to October 7, 2008 equals the average of the high and low of the Company’s common stock traded on the NASDAQ Select Stock Global Market on the date of grant. Beginning with the adoption of the Alkermes, Inc. 2008 Stock Option and Incentive Plan (the “2008 Plan”), the exercise price of option grants made after October 7, 2008 is equal to the closing price of the Company’s common stock traded on the NASDAQ Select Stock Global Market on the date of grant.

The fair value of each stock option grant was estimated on the grant date with the following weighted-average assumptions:

Year Ended March 31,
	2011	2010	2009

Expected option term	5 - 7 years	5 - 7 years	5 - 7 years
Expected stock volatility	46% - 51%	38% - 49%	36% - 46%
Risk-free interest rate	1.11% - 3.42%	1.83% - 3.05%	1.66% - 3.52%
Expected annual dividend yield	—	—	—

Time-Vested Restricted Stock Units

Time-vested RSU’s awarded to employees generally vest one-fourth per year over four years from the anniversary of the date of grant, provided the employee remains continuously employed with the Company. Shares of the Company’s common stock are delivered to the employee upon vesting, subject to payment of applicable withholding taxes. The fair value of time-vested RSU’s is based on the market value of the Company’s stock on the date of grant. Compensation expense, including the effect of forfeitures, is recognized over the applicable service period.

Performance-Based Restricted Stock Units

The Company has RSU’s that vest upon the achievement of certain performance criteria and RSU’s that vest upon the achievement of a market condition. Shares of the Company’s common stock are delivered to the employee upon vesting, subject to payment of applicable withholding taxes. The estimated fair value of the RSU’s that vest upon the achievement of certain performance criteria is based on the market value of the Company’s stock on the date of grant. The estimated fair value of the RSU’s that vest upon the achievement of a market condition was determined through the use of a Monte Carlo simulation model, which utilizes input variables that determine the probability of satisfying the market condition stipulated in the award and calculates the fair market value for the performance award.

Compensation expense for RSU’s that vest upon the achievement of performance criteria is recognized from the moment the Company determines the performance criteria will be met to the date the Company deems the event is likely to occur. Cumulative adjustments are recorded quarterly to reflect subsequent changes in the estimated outcome of performance-related conditions until the date results are determined. Compensation expense for RSU’s that vest upon the achievement of a market condition is recognized over a derived service period as determined by the Monte Carlo simulation model. The vesting of these awards is subject to the respective employees’ continued employment.

Income Taxes

The Company recognizes income taxes under the asset and liability method. Deferred income taxes are recognized for differences between the financial reporting and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. The Company accounts for uncertain tax positions using a “more-likely-than-not” threshold for recognizing and resolving uncertain tax positions. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. The Company evaluates this tax position on a quarterly basis. The Company also accrues for potential interest and penalties related to unrecognized tax benefits in income tax expense.

Comprehensive (Loss) Income

Comprehensive (loss) income consists of net (loss) income and other comprehensive (loss) income. Other comprehensive (loss) income includes changes in equity that are excluded from net (loss) income, such as unrealized holding gains and losses on available-for-sale marketable securities.

(Loss) Earnings per Share

Basic (loss) earnings per share is calculated based upon net (loss) income available to holders of common shares divided by the weighted average number of shares outstanding. For the calculation of diluted (loss) earnings per share, the Company uses the weighted average number of shares outstanding, as adjusted for the effect of potential dilutive securities, including stock options and restricted stock units.

Segment Information

The Company operates as one segment, which is the business of developing, manufacturing and commercializing innovative medicines for the treatment of prevalent, chronic diseases. The Company’s chief decision maker, the Chairman, President and Chief Executive Officer, reviews the Company’s operating results on an aggregate basis and manages the Company’s operations as a single operating unit.

Employee Benefit Plans

The Company maintains a 401(k) retirement savings plan (the “401(k) Plan”), which covers substantially all of its employees. Eligible employees may contribute up to 100% of their eligible compensation, subject to certain Internal Revenue Service limitations. The Company matches 50% of the first 6% of employee pay, and employee and Company contributions are fully vested when made. During the years ended March 31, 2011, 2010 and 2009, the Company contributed $2.0 million, $1.8 million and $1.7 million, respectively, to match employee deferrals under the 401(k) Plan.

New Accounting Pronouncements

In September 2009, the Emerging Issues Task Force (“EITF”) of the Financial Accounting Standards Board (“FASB”) issued accounting guidance related to revenue recognition that amends the previous guidance on arrangements with multiple deliverables. The new guidance provides accounting principles and application guidance on whether multiple deliverables exist, how the arrangement should be separated, and provides for separate revenue recognition based upon management’s estimate of the selling price for an undelivered item when there is no other means to determine the fair value of that undelivered item. Accounting guidance previously required that the fair value of the undelivered item be the price of the item either sold in a separate transaction between unrelated third parties or the price charged for each item when the item is sold separately by the vendor. This was difficult to determine when the product was not individually sold because of its unique features. Under the previous guidance, if the fair value of all of the elements in the arrangement was not determinable, then revenue was deferred until all of the items were delivered or fair value was determined. This guidance is effective prospectively for revenue arrangements entered into or materially modified in the Company’s fiscal year beginning April 1, 2011, and the Company determined that this standard will not have a significant impact on its historical consolidated financial statements.

In January 2010, the FASB issued accounting guidance related to fair value measurements that requires additional disclosure related to transfers in and out of Levels 1 and 2 of the fair value hierarchy. The guidance also requires additional disclosure for activity within Level 3 of the fair value hierarchy. The guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 and describe the reasons for the transfers. In addition, this guidance requires a reporting entity to present information separately about purchases, sales issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs, or Level 3 inputs. This accounting standard was effective for interim and annual reporting periods beginning after December 31, 2009, other than for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements. Those disclosures are effective for the Company’s fiscal year beginning April 1, 2011. The Company adopted all provisions of this pronouncement, except for those related to the disclosure of disaggregated Level 3 activity, on January 1, 2010, and as this guidance only amends required disclosures in the Company’s condensed consolidated financial statements, it did not have an effect upon the Company’s financial position or results of operations. The Company determined that the adoption of the remaining provisions of this amendment will not have a significant impact on its consolidated financial statements.

In April 2010, the FASB issued accounting guidance related to the milestone method of revenue recognition for R&D arrangements. Under this guidance, the Company may recognize revenue contingent upon the achievement of a milestone in its entirety, in the period in which the milestone is achieved, only if the milestone meets all the criteria within the guidance to be considered substantive. This guidance is effective on a prospective basis for R&D milestones achieved in the Company’s fiscal year beginning April 1, 2011. The Company will implement this guidance prospectively, and the effect of this guidance will be limited to future transactions. The Company determined that the adoption of this standard will not have a material impact on its historical financial position or results of operations.

In December 2010, the FASB issued accounting guidance related to how pharmaceutical manufacturers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act of 2010 (together the “Acts”). The Acts impose an annual fee on the pharmaceutical manufacturing industry for each calendar year beginning on or after January 1, 2011. Under the guidance, a liability for this fee should be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company adopted the provisions of this pronouncement on January 1, 2011, and the adoption did not have a material effect upon the Company’s financial position or results of operations for the fiscal year ending March 31, 2011 and the Company does not expect the adoption of this pronouncement to have a material effect on it in the near future.

Earnings Per Share	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Earnings Per Share [Abstract]
EARNINGS PER SHARE

13. LOSS PER SHARE

Basic loss per common share is calculated based upon net loss available to holders of common shares divided by the weighted average number of shares outstanding. Diluted loss per common share is based upon the weighted-average number of common shares outstanding during the period plus additional weighted-average common equivalent shares outstanding during the period when the effect is dilutive. Common equivalent shares result from the assumed exercise of outstanding stock options (the proceeds of which are then assumed to have been used to repurchase outstanding stock using the treasury stock method) and the vesting of unvested restricted stock units. Common equivalent shares have not been included in the net loss per common share calculations because the effect would have been anti-dilutive.

The potential common equivalent shares consisted of the following:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
(In thousands)	2011	2010	2011	2010
Stock options	9,033	14,499	8,323	13,614
Restricted stock units	1,164	934	1,477	878
Total	10,197	15,433	9,800	14,492

3.	EARNINGS PER SHARE

Basic and diluted earnings per share is as follows:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Numerator:
Net (loss) income	$(45,540)	$(39,626)	$130,505

Denominator:
Weighted average number of common shares outstanding	95,610	94,839	95,161
Effect of dilutive securities:
Stock options	—	—	884
Restricted stock units	—	—	207

Dilutive common share equivalents	—	—	1,091

Shares used in calculating diluted earnings per share	95,610	94,839	96,252

The following amounts were not included in the calculation of earnings per share because their effects were anti-dilutive:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Denominator:
Stock options	13,357	17,675	15,647
Restricted stock units	936	419	—

Total	14,293	18,094	15,647

Investments	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Investments [Abstract]
INVESTMENTS

4. INVESTMENTS

Investments consist of the following:

		Gross Unrealized
			Losses
	Amortized		Less than	Greater than	Estimated
	Cost	Gains	One Year	One Year	Fair Value
	(In thousands)
December 31, 2011
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$90,420	$103	$(1)	$—	$90,522
International government agency debt securities	20,580	47	(14)	—	20,613
Corporate debt securities	11,065	41	—	—	11,106
	122,065	191	(15)	—	122,241
Held-to-maturity securities:
Certificates of deposit	4,236	—	—	—	4,236
U.S. government obligations	417	—	—	—	417
	4,653	—	—	—	4,653
Money market funds	1,202	—	—	—	1,202
Total short-term investments	127,920	191	(15)	—	128,096
Long-term investments:
Available-for-sale securities:
International government agency debt securities	11,095	—	(31)	—	11,064
Corporate debt securities	8,010	—	—	(424)	7,586
Strategic investments	644	31	—	—	675
	19,749	31	(31)	(424)	19,325
Held-to-maturity securities:
Certificates of deposit	1,200	—	—	—	1,200
	1,200	—	—	—	1,200
Total long-term investments	20,949	31	(31)	(424)	20,525
Total investments	$148,869	$222	$(46)	$(424)	$148,621

March 31, 2011
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$117,298	$129	$(1)	$—	$117,426
Corporate debt securities	20,973	48	—	(4)	21,017
International government agency debt securities	23,048	236	—	—	23,284
	161,319	413	(1)	(4)	161,727
Money market funds	1,201	—	—	—	1,201
Total short-term investments	162,520	413	(1)	(4)	162,928
Long-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	57,709	—	(804)	—	56,905
International government agency debt securities	15,281	—	(93)	—	15,188
Corporate debt securities	15,140	—	(29)	(328)	14,783
Strategic investments	644	31	—	—	675
	88,774	31	(926)	(328)	87,551
Held-to-maturity securities:
Certificates of deposit	5,440	—	—	—	5,440
U.S. government obligations	417	—	—	—	417
	5,857	—	—	—	5,857
Total long-term investments	94,631	31	(926)	(328)	93,408
Total investments	$257,151	$444	$(927)	$(332)	$256,336

The Company’s strategic investments include common stock in public companies with which the Company has or had a collaborative arrangement.

The proceeds from the sales and maturities of marketable securities, excluding strategic equity investments, which were primarily reinvested and resulted in realized gains and losses, were as follows:

	Nine Months Ended
	December 31,
(In thousands)	2011	2010
Proceeds from the sales and maturities of marketable securities	$267,604	$349,546
Realized gains	$37	$70
Realized losses	$(11)	$(31)

The Company’s available-for-sale and held-to-maturity securities at December 31, 2011 have contractual maturities in the following periods:

	Available-for-sale		Held-to-maturity
	Amortized	Estimated	Amortized	Estimated
(In thousands)	Cost	Fair Value	Cost	Fair Value
Within 1 year	$70,038	$70,107	$5,853	$5,853
After 1 year through 5 years	71,132	70,784	—	—
Total	$141,170	$140,891	$5,853	$5,853

At December 31, 2011, the Company believes that the unrealized losses on its available-for-sale investments are temporary. The investments with unrealized losses consist primarily of corporate debt securities. In making the determination that the decline in fair value of these securities was temporary, the Company considered various factors, including but not limited to: the length of time each security was in an unrealized loss position; the extent to which fair value was less than cost; financial condition and near-term prospects of the issuers; and the Company’s intent not to sell these securities and the assessment that it is more likely than not that the Company would not be required to sell these securities before the recovery of their amortized cost basis.

The Company’s investment in Acceleron Pharma, Inc. (“Acceleron”) was $8.7 million and $8.5 million at December 31, 2011 and March 31, 2011, respectively, which is recorded within “Other assets” in the accompanying condensed consolidated balance sheets. The Company accounts for its investment in Acceleron under the cost method as Acceleron is a privately-held company over which the Company does not exercise significant influence. The Company will continue to monitor this investment to evaluate whether any decline in its value has occurred that would be other-than-temporary, based on the implied value from any recent rounds of financing completed by Acceleron, market prices of comparable public companies and general market conditions.

The Company’s investment in Civitas Therapeutics, Inc. (“Civitas”) was $2.3 million and $1.3 million at December 31, 2011 and March 31, 2011, respectively, which is recorded within “Other assets” in the accompanying condensed consolidated balance sheets. The Company accounts for its investment in Civitas under the equity method as the Company has an approximately 11% ownership position in Civitas, has a seat on the board of directors and believes it may be able to exercise significant influence over the operating and financial policies of Civitas.

During the three months ended December 31, 2011, Civitas issued 14.3 million shares of Series A preferred stock in exchange for $12.5 million. The Company did not participate in the financing, however, it received 12.4% of these Series A preferred shares in accordance with the terms of its arrangement with Civitas and recorded an increase to its investment in Civitas of $1.5 million. The Company has deferred the recognition of the gain on its investment in Civitas and will recognize it into “other income”, ratably over a period of approximately four years, in the Company’s consolidated statement of operations. In addition, during the nine months ended December 31, 2011, the Company recorded a reduction in its investment in Civitas by $0.6 million, which represented the Company’s proportionate share of Civitas’ net losses for this period.

4.	INVESTMENTS

Investments consist of the following:

		Gross Unrealized
			Losses
	Amortized		Less than	Greater than	Estimated
	Cost	Gains	One Year	One Year	Fair Value
	(In thousands)

March 31, 2011
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$117,298	$129	$(1)	$—	$117,426
Corporate debt securities	20,973	48	—	(4)	21,017
International government agency debt securities	23,048	236	—	—	23,284

	161,319	413	(1)	(4)	161,727

Money market funds	1,201	—	—	—	1,201

Total short-term investments	162,520	413	(1)	(4)	162,928

Long-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	57,709	—	(804)	—	56,905
International government agency debt securities	15,281	—	(93)	—	15,188
Corporate debt securities	15,140	—	(29)	(328)	14,783
Strategic investments	644	31	—	—	675

	88,774	31	(926)	(328)	87,551

Held-to-maturity securities:
Certificates of deposit	5,440	—	—	—	5,440
U.S. government obligations	417	—	—	—	417

	5,857	—	—	—	5,857

Total long-term investments	94,631	31	(926)	(328)	93,408

Total investments	$257,151	$444	$(927)	$(332)	$256,336

March 31, 2010
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$160,876	$204	$—	$—	$161,080
International government agency debt securities	23,441	136	—	(1)	23,576
Corporate debt securities	15,225	14	—	(2)	15,237
Asset backed debt securities	983	—	—	(24)	959

	200,525	354	—	(27)	200,852

Money market funds	1,201	—	—	—	1,201

Total short-term investments	201,726	354	—	(27)	202,053

Long-term investments:
Available-for-sale securities:
Corporate debt securities	26,109	—	—	(942)	25,167
U.S. government and agency debt securities	24,727	—	(39)	—	24,688
Auction rate securities	10,000	—	—	(1,454)	8,546
International government agency debt securities	3,225	—	(2)	—	3,223
Strategic investments	644	691	—	—	1,335

	64,705	691	(41)	(2,396)	62,959

Held-to-maturity securities:
Certificates of deposit	5,440	—	—	—	5,440
U.S. government obligations	417	—	—	—	417

	5,857	—	—	—	5,857

Total long-term investments	70,562	691	(41)	(2,396)	68,816

Total investments	$272,288	$1,045	$(41)	$(2,423)	$270,869

The proceeds from the sales and maturities of marketable securities, excluding strategic equity investments, which were primarily reinvested and resulted in realized gains and losses, were as follows:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Proceeds from the sales and maturities of marketable securities	$385,511	$516,935	$645,122
Realized gains	$77	$251	$621
Realized losses	$32	$43	$131

The Company’s available-for-sale and held-to-maturity securities at March 31, 2011 have contractual maturities in the following periods:

	Available-for-Sale		Held-to-Maturity
	Amortized	Estimated	Amortized	Estimated
	Cost	Fair Value	Cost	Fair Value
	(In thousands)

Within 1 year	$116,599	$116,850	$5,857	$5,857
After 1 year through 5 years	113,860	113,111	—	—
After 5 years through 10 years	18,990	18,642	—	—

Total	$249,449	$248,603	$5,857	$5,857

As of March 31, 2011, the Company believes that the unrealized losses on its available-for-sale investments are temporary. The investments primarily consist of corporate debt securities and U.S. government and agency debt securities. In making the determination that the decline in fair value of these securities was temporary, the Company considered various factors, including but not limited to: the length of time each security was in an unrealized loss position; the extent to which fair value was less than cost; financial condition and near term prospects of the issuers; and the Company’s intent not to sell these securities and the assessment that it is more likely than not that the Company would not be required to sell these securities before the recovery of their amortized cost basis.

The Company’s strategic equity investments include common stock in public companies with which the Company has or had a collaborative arrangement with. For the years ended March 31, 2011, 2010 and 2009, the Company recognized none, $0.1 million and $1.2 million, respectively, in charges for other-than-temporary impairment losses on its strategic equity investments due to declines in the fair value of the common stock of certain companies which the Company did not believe would recover in the near term.

Fair Value Measurements	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

5. FAIR VALUE MEASUREMENTS

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value:

	December 31,
(In thousands)	2011	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$1,201	$1,201	$—	$—
U.S. government and agency debt securities	90,522	90,522	—	—
International government agency debt securities	31,677	26,682	—	4,995
Corporate debt securities	18,692	—	11,106	7,586
Strategic equity investments	675	675	—	—
Interest rate cap contracts	111	—	111	—
Total	$142,878	$119,080	$11,217	$12,581

Liabilities:
Interest rate swap contract	$(421)	$—	$(421)	$—
Total	$(421)	$—	$(421)	$—

	March 31,
	2011	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$1,303	$1,303	$—	$—
U.S. government and agency debt securities	174,331	174,331	—	—
Corporate debt securities	35,801	—	34,754	1,047
International government agency debt securities	38,471	38,471	—	—
Strategic equity investments	675	675	—	—
Total	$250,581	$214,780	$34,754	$1,047

There were no transfers or reclassifications of any securities between Level 1 and Level 2 during the nine months ended December 31, 2011. The following table illustrates the rollforward of the fair value of the Company’s investments whose fair value is determined using Level 3 inputs:

Fair
(In thousands)	Value
Balance, April 1, 2011	$1,047
Investments transferred into Level 3	11,603
Total unrealized losses included in comprehensive loss	(69)
Balance, December 31, 2011	$12,581

During the nine months ended December 31, 2011, there were two investments in corporate debt securities transferred into Level 3 from Level 2 as trading in these securities ceased during the period. Also, during the nine months ended December 31, 2011, there was one investment in an international government agency debt security transferred into Level 3 from Level 1 as trading in this security ceased during the period.

In September and December 2011, the Company entered into interest rate cap agreements, and in September 2011, the Company entered into an interest rate swap agreement. These agreements are described in greater detail in Note 11, Derivative Instruments. The fair value of the Company’s interest rate cap and interest rate swap agreements were based on an income approach, which excludes accrued interest, and takes into consideration then-current interest rates and then-current creditworthiness of the Company or the counterparty, as applicable.

Substantially all of the Company’s corporate debt securities have been classified as Level 2. These securities were initially valued at the transaction price and subsequently valued, at the end of each reporting period, utilizing market observable data. The market observable data includes reportable trades, benchmark yields, credit spreads, broker/dealer quotes, bids, offers, current spot rates and other industry and economic events. The Company validates the prices developed using the market observable data by obtaining market values from other pricing sources, analyzing pricing data in certain instances and confirming that the relevant markets are active.

The Company used a discounted cash flow model to determine the estimated fair value of its Level 3 securities. The assumptions used in the discounted cash flow model included estimates for interest rates, timing of cash flows, expected holding periods and risk-adjusted discount rates, which include provisions for default and liquidity risk, which the Company believes to be the most critical assumptions utilized within the analysis.

The carrying amounts reflected in the condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued expenses approximate fair value due to their short-term nature. The fair value of the remaining financial instruments not currently recognized at fair value on the Company’s condensed consolidated balance sheets consist of the Term Loans. The estimated fair value of the Term Loans, which was based on quoted market price indications, is as follows:

	Carrying	Estimated
(In thousands)	Value	Fair Value
First Lien Term Loan	$307,314	$308,838
Second Lien Term Loan	$137,454	$138,600

5.	FAIR VALUE MEASUREMENTS

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis and indicates the fair value hierarchy and the valuation techniques the Company utilized to determine such fair value:

	March 31,
	2011	Level 1	Level 2	Level 3
	(In thousands)

Cash equivalents	$1,303	$1,303	$—	$—
U.S. government and agency debt securities	174,331	174,331	—	—
Corporate debt securities	35,801	—	34,754	1,047
International government agency debt securities	38,471	38,471	—	—
Strategic equity investments	675	675	—	—

Total	$250,581	$214,780	$34,754	$1,047

	March 31,
	2010	Level 1	Level 2	Level 3
	(In thousands)

Cash equivalents and money market funds	$1,289	$1,289	$—	$—
U.S. government and agency debt securities	185,768	185,768	—	—
Corporate debt securities	40,404	—	38,668	1,736
International government agency debt securities	26,799	26,799	—	—
Auction rate securities	8,546	—	—	8,546
Asset backed debt securities	959	—	—	959
Strategic equity investments	1,335	1,335	—	—

Total	$265,100	$215,191	$38,668	$11,241

The following table is a rollforward of the fair value of the Company’s investments whose fair value was determined using Level 3 inputs at March 31, 2011:

Fair
Value
(In thousands)

Balance, April 1, 2010	$11,241
Total unrealized gains included in comprehensive income	1,517
Redemptions, at par value	(10,983)
Investments transferred out of Level 3	(728)

Balance, March 31, 2011	$1,047

During the year ended March 31, 2011, there were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy and there was one transfer between Level 3 and Level 2 as trading resumed for one of the Company’s investments in corporate debt securities. The Company did not recognize any gains or losses on Level 3 securities sold during the year ended March 31, 2011 or still held at March 31, 2011 in the consolidated statements of operations.

Certain of the Company’s investments in corporate debt securities have been classified as Level 2 within the fair value hierarchy. These investments are initially valued at the transaction price and subsequently valued utilizing third party pricing providers or other market observable data. Data used in the analysis include reportable trades, broker/dealer quotes, bids and offers, benchmark yields and credit spreads. The Company validates the prices provided by its third party pricing providers by reviewing their pricing methods, analyzing pricing inputs and confirming that the securities have traded in normally functioning markets. The Company did not adjust or override any fair value measurements provided by its pricing providers as of March 31, 2011 or March 31, 2010.

At March 31, 2011, the Company’s Level 3 investment consists of one corporate debt security. The Company used a discounted cash flow model to determine the estimated fair value of this security. The assumptions used in the discounted cash flow model included estimates for interest rates, timing of cash flows, expected holding periods and risk adjusted discount rates, which include a provision for default and liquidity risk, which the Company believes to be the most critical assumptions utilized within the analysis.

Inventory	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Inventory [Abstract]
INVENTORY

6. INVENTORY

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Inventory consists of the following:

	December 31,	March 31,
(In thousands)	2011	2011
Raw materials	$14,259	$3,100
Work in process	12,141	5,843
Finished goods (1)	19,209	11,127
Consigned-out inventory (2)	500	355
Total inventory	$46,109	$20,425

(1)	At December 31, 2011 and March 31, 2011, the Company had $1.2 million and $2.0 million, respectively, of finished goods inventory located at its third-party warehouse and shipping service provider.

(2)	At December 31, 2011 and March 31, 2011, consigned-out inventory relates to VIVITROL® inventory in the distribution channel for which the Company has not recognized revenue.

6.	INVENTORY

Inventory consists of the following:

	March 31,
	2011	2010
	(In thousands)

Raw materials	$3,100	$4,130
Work in process	5,843	7,788
Finished goods(1)	11,127	8,501
Consigned-out inventory(2)	355	234

Inventory	$20,425	$20,653

(1)	At March 31, 2011 and 2010, the Company had $2.0 and 0.7 million, respectively, of finished goods inventory located at its third party warehouse and shipping service provider.

(2)	At March 31, 2011 and 2010, consigned-out inventory relates to VIVITROL inventory in the distribution channel for which the Company had not recognized revenue.

Property, Plant and Equipment	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

7. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,	March 31,
(In thousands)	2011	2011
Land	$7,681	$301
Building and improvements	140,488	36,792
Furniture, fixture and equipment	176,415	62,660
Leasehold improvements	45,762	44,779
Construction in progress	37,271	42,194
Subtotal	407,617	186,726
Less: accumulated depreciation	(105,005)	(91,706)
Total property, plant and equipment, net	$302,612	$95,020

7.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	March 31,
	2011	2010
	(In thousands)

Land	$301	$301
Building and improvements	36,792	36,759
Furniture, fixture and equipment	62,660	62,501
Leasehold improvements	44,779	42,660
Construction in progress	42,194	43,695

Subtotal	186,726	185,916
Less: accumulated depreciation	(91,706)	(89,011)

Total property, plant and equipment, net	$95,020	$96,905

Depreciation expense was $8.7 million, $25.0 million and $10.3 million for the years ended March 31, 2011, 2010 and 2009, respectively. The Company has $0.5 million of fully depreciated equipment acquired under a capital lease at March 31, 2011 and 2010.

During the year ended March 31, 2011, the Company wrote off furniture, fixtures and equipment that had a carrying value of $0.1 million at the time of disposition and received proceeds from the sales of furniture, fixtures and equipment of $0.4 million. During the year ended March 31, 2010, the Company wrote off or sold furniture, fixtures and equipment that had a carrying value of $1.3 million at the time of disposition and received proceeds from the sales of furniture, fixtures and equipment of $0.2 million. During the year ended March 31, 2010, in connection with the Company’s relocation of its corporate headquarters from Cambridge, Massachusetts to Waltham, Massachusetts in the fourth quarter of the year ended March 31, 2010, the Company accelerated the depreciation on laboratory related leasehold improvements located at the Company’s Cambridge facility, which no longer had any benefit or future use to the Company. The amount of accelerated depreciation recorded was $14.1 million.

Amounts included as construction in progress in the consolidated balance sheets primarily include costs incurred for the expansion of the Company’s manufacturing facilities in Ohio. The Company continues to evaluate its manufacturing capacity based on expectations of demand for its products and will continue to record such amounts within construction in progress until such time as the underlying assets are placed into service, or the Company determines it has sufficient existing capacity and the assets are no longer required, at which time the Company would recognize an impairment charge. The Company continues to periodically evaluate whether facts and circumstances indicate that the carrying value of these long-lived assets to be held and used may not be recoverable.

Accounts Payable and Accrued Expenses	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Accounts Payable and Accrued Expenses [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

9. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following:

	December 31,	March 31,
(In thousands)	2011	2011
Accounts payable	$23,142	$9,269
Accrued compensation	22,652	17,481
Accrued other	43,182	18,184
Total accounts payable and accrued expenses	$88,976	$44,934

8.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consists of the following:

	March 31,
	2011	2010
	(In thousands)

Accounts payable	$9,269	$8,197
Accrued compensation	17,481	15,276
Accrued interest	—	898
Accrued other	18,184	13,510

Total accounts payable and accrued expenses	$44,934	$37,881

Long Term Debt	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Long-Term Debt [Abstract]
LONG-TERM DEBT

10. LONG-TERM DEBT

Long-term debt consists of the following:

	December 31,	March 31,
(In thousands)	2011	2011
First Lien Term Loan, due September 16, 2017	$307,314	$—
Second Lien Term Loan, due September 16, 2018	137,454	—
Total	444,768	—
Less: current portion	(3,100)	—
Long-term debt	$441,668	$—

On September 16, 2011, the Company and certain of its subsidiaries, as guarantors, entered into the Term Loans with Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent and as collateral agent, MSSF and HSBC Securities (USA) Inc.,  as co-syndication agents, joint lead arrangers and joint bookrunners, and various other financial institutions, as lenders. The First Lien Term Loan was issued with an original issue discount of $3.1 million, has a term of six years and is secured by a first priority lien on substantially all of the assets and properties of the Company and the guarantors. The Second Lien Term Loan was issued with an original issue discount of $2.8 million, has a term of seven years and is secured by a second priority lien on substantially all of the assets and properties of the Company and the guarantors.

Scheduled maturities with respect to the Term Loans are as follows (in thousands):

Fiscal Year:
2012	$775
2013	3,100
2014	3,100
2015	3,100
2016	3,100
Thereafter	436,825
Total	$450,000

The initial applicable margin for borrowings under the First Lien Term Loan is three-month LIBOR plus 5.25% with respect to LIBOR borrowings and 4.25% with respect to base rate borrowings. The initial applicable margin for borrowings under the Second Lien Term Loan is three-month LIBOR plus 8.00% with respect to LIBOR borrowings and 7.00% with respect to base rate borrowings. Under each of the Term Loans, LIBOR is subject to an interest rate floor of 1.50% and the base rate is subject to an interest rate floor of 2.50%. Commencing upon the completion of the Company’s first fiscal quarter ending after the Business Combination, the applicable margin under the First Lien Term Loan is subject to adjustment each fiscal quarter, based upon meeting a certain consolidated leverage ratio during the preceding quarter. The applicable margin under the Second Lien Term Loan is not subject to adjustment.

Required quarterly principal payments of $0.8 million on the First Lien Term Loan begin on March 31, 2012. In addition, beginning in fiscal year 2013, the Company is required to make principal payments on the First Lien Term Loan for amounts up to 50% of excess cash flows as defined in the First Lien Term Loan credit agreement. The principal amount of the Second Lien Term Loan is due and payable in full on the maturity date. The Company may make prepayments of principal without penalty; however, no principal payments may be made on the Second Lien Term Loan until the First Lien Term Loan has been repaid in full. If prepayments are made prior to September 16, 2012, the Company may be subject to prepayment premium of 1% of the amount of the term loans being repaid if the prepayment is made in connection with a refinancing transaction or 1% of the amount of the outstanding term loans if the prepayment is made in connection with an amendment to the agreement resulting in a refinancing transaction.

Each of the Term Loans has incremental capacity in an amount of $50.0 million, plus additional amounts so long as Alkermes meets certain conditions, including a specified leverage ratio. The agreements governing the Term Loans include a number of restrictive covenants that, among other things, and subject to certain exceptions and baskets, impose operating and financial restrictions on Alkermes, Inc., the Company and the restricted subsidiaries. These financing agreements also contain customary affirmative covenants and events of default. The Company was in compliance with its debt covenants at December 31, 2011.

As part of the Term Loans, the Company is required to enter into and thereafter maintain hedge agreements to the extent necessary to provide that at least 50% of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years. Pursuant to this term, the Company entered into an interest rate swap agreement and interest rate cap agreements, which are discussed in greater detail in Note 11, Derivative Instruments.

The Company incurred $11.8 million of offering costs associated with the issuance of the Term Loans which were recorded under the caption “Other assets” in the accompanying condensed consolidated balance sheets. The offering costs and original issue discount related to the Term Loans are being amortized to interest expense over the estimated repayment terms using the effective interest method. During the nine months ended December 31, 2011, the Company had amortization expense of $2.1 million related to the offering costs and original issue discount.

9.	LONG-TERM DEBT

Long-term debt consists of the following:

	March 31,
	2011	2010
	(In thousands)

Non-recourse RISPERDAL CONSTA secured 7% Notes	$—	$51,043
Less: current portion	—	(51,043)

Long-term debt	$—	$—

Non-Recourse RISPERDAL CONSTA Secured 7% Notes

On February 1, 2005, the Company, pursuant to the terms of a purchase and sale agreement, sold, assigned and contributed to Royalty Sub the rights of the Company to collect certain royalty payments and manufacturing fees earned under the license and manufacturing and supply agreements with Janssen, in exchange for approximately $144.2 million in cash. Concurrently with the purchase and sale agreement, on February 1, 2005, Royalty Sub issued an aggregate principal amount of $170.0 million of its non-recourse 7% Notes to certain institutional investors in a private placement, for net proceeds of approximately $144.2 million, after the original issue discount and offering costs of approximately $19.7 million and $6.1 million, respectively. The yield to maturity at the time of the offer was 9.75%. The annual cash coupon rate was 7% and was payable quarterly, beginning on April 1, 2005, however, portions of the principal amount that were not paid off in accordance with the expected principal repayment schedule would have accrued interest at 9.75% per annum. Through January 1, 2009, the holders received only quarterly cash interest payments. Beginning on April 1, 2009, principal payments were made to the holders, subject to certain conditions, and the non-recourse 7% Notes were scheduled to mature on January 1, 2012.

On July 1, 2010, in addition to the scheduled principal payment of $6.4 million, the Company fully redeemed the balance of the non-recourse 7% Notes for $39.2 million, representing 101.75% of the outstanding principal balance in accordance with the terms of the Indenture for the non-recourse 7% Notes. As a result of this transaction, the Company recorded charges of $1.4 million relating to the write-off of the unamortized portion of deferred financing costs and $0.8 million primarily related to the premium paid on the redemption of the non-recourse 7% Notes within “interest expense” in the accompanying consolidated statement of operations. The Company previously purchased, in five separate, privately negotiated transactions, an aggregate of $93.0 million in principal amount of its then outstanding non-recourse 7% Notes for $89.4 million during the year ended March 31, 2009. The Company recorded an aggregate loss on the extinguishment of debt related to these transactions of $2.5 million, consisting of $0.9 million of transaction fees and $1.6 million, which was the difference between the carrying value and the purchase price of the non-recourse 7% Notes, within “interest expense” in the accompanying consolidated statement of operations.

During the years ended March 31, 2011, 2010 and 2009, amortization of the original issue discount and offering costs, which were being amortized over the expected principal repayment period ending January 1, 2012, totaled $1.7 million, $1.7 million and $3.7 million, respectively.

Restructuring	12 Months Ended
Mar. 31, 2011
Restructuring [Abstract]
RESTRUCTURING

10.	RESTRUCTURING

In March 2008, the Company’s collaborative partner Eli Lilly and Company (“Lilly”) announced the decision to discontinue the AIR® Insulin development program and gave notice of termination under the collaborative development and license agreement. In March 2008, in connection with the program termination, the Company’s board of directors approved a plan (the “2008 Restructuring”) to reduce the Company’s workforce by approximately 150 employees and to cease operations at the Company’s AIR commercial manufacturing facility located in Chelsea, Massachusetts. In connection with the 2008 Restructuring, the Company recorded charges of $6.9 million during the year ended March 31, 2008. Activity related to the 2008 Restructuring was as follows:

Facility
Closure
(In thousands)

Balance, April 1, 2009	$4,193
Payments	(811)
Other adjustments	214

Balance, March 31, 2010	$3,596
Payments	(896)
Other adjustments	457

Balance, March 31, 2011	$3,157

At March 31, 2011 and 2010, the restructuring liability related to the 2008 Restructuring consists of $0.7 million and $0.6 million classified as current, respectively, and $2.5 million and $3.0 million classified as long-term, respectively, in the accompanying consolidated balance sheets. As of March 31, 2011, the Company had paid in cash, written off, recovered and made restructuring charge adjustments totaling approximately $0.7 million in facility closure costs, $2.9 million in employee separation costs and $0.1 million in other contract termination costs in connection with the 2008 Restructuring. The $3.2 million remaining in the restructuring accrual at March 31, 2011 is expected to be paid out through fiscal 2016 and relates primarily to estimates of lease costs associated with the exited facility and may require adjustment in the future.

Shareholders' Equity	12 Months Ended
Mar. 31, 2011
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

11.	SHAREHOLDERS’ EQUITY

Share Repurchase Programs

In November 2007, the board of directors authorized a share repurchase program to repurchase up to $175.0 million of the Company’s common stock at the discretion of management from time to time in the open market or through privately negotiated transactions (the “2007 repurchase program”). In June 2008, the board of directors authorized the expansion of this repurchase program by an additional $40.0 million, bringing the total authorization under this program to $215.0 million. The objective of the 2007 repurchase program is to improve shareholders’ returns. At March 31, 2011, approximately $101.0 million was available to repurchase common stock pursuant to the 2007 repurchase program. All shares repurchased are recorded as treasury stock. The repurchase program has no set expiration date and may be suspended or discontinued at any time.

During the year ended March 31, 2011, the Company did not acquire any shares of outstanding common stock under the 2007 repurchase program. During the year ended March 31, 2010, the Company expended $2.7 million on open market purchases and repurchased 328,404 shares of outstanding common stock at an average price of $8.17 per share under the 2007 repurchase program. In addition to the stock repurchases, during the years ended March 31, 2011, 2010 and 2009, the Company acquired, by means of net share settlements, 123,943, 100,449 shares and 51,891 shares of Alkermes common stock, at an average price of $11.41, $8.68 and $11.39 per share, respectively, related to the vesting of employee stock awards to satisfy withholding tax obligations. In addition, during the years ended March 31, 2010 and 2009, the Company acquired 7,961 shares and 9,176 shares, respectively, of Alkermes common stock, at an average price of $12.56 and $12.66 per share, respectively, tendered by former and current employees as payment of the exercise price of stock options granted under the Company’s equity compensation plans. During the year ended March 31, 2011, there were no shares tendered by former or current employees as payment of the exercise price of stock options granted under the Company’s equity compensation plans.

Shareholder Rights Plan

In February 2003, the board of directors of the Company adopted a shareholder rights plan (the “Rights Plan”) under which all common shareholders of record as of February 20, 2003 received rights to purchase shares of a new series of preferred stock. The Rights Plan is designed to enable all Alkermes’ shareholders to realize the full value of their investment and to provide for fair and equal treatment for all shareholders in the event that an unsolicited attempt is made to acquire the Company. The adoption of the Rights Plan is intended as a means to guard against coercive takeover tactics and is not in response to any particular proposal. The rights will be distributed as a nontaxable dividend and will expire ten years from the record date. Each right will initially entitle common shareholders to purchase a fractional share of the preferred stock for $80. Subject to certain exceptions, the rights will be exercisable only if a person or group acquires 15% or more of the Company’s common stock or announces a tender or exchange offer upon the consummation of which such person or group would own 15% or more of the Company’s common stock. Subject to certain exceptions, if any person or group acquires 15% or more of the Company’s common stock, all rights holders, except the acquiring person or group, will be entitled to acquire the Company’s common stock (and in certain instances, the stock of the acquirer) at a discount. The rights will trade with the Company’s common stock, unless and until they are separated upon the occurrence of certain future events. Generally, the Company’s board of directors may amend the Rights Plan or redeem the rights prior to ten days (subject to extension) following a public announcement that a person or group has acquired 15% or more of the Company’s common stock.

Share-Based Compensation	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

12. SHARE-BASED COMPENSATION

Share-based compensation expense consists of the following:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
(In thousands)	2011	2010	2011	2010
Cost of goods manufactured and sold	$801	$385	$1,886	$1,271
Research and development	2,470	1,573	6,714	4,726
Selling, general and administrative	5,760	3,834	13,143	9,199
Total share-based compensation expense	$9,031	$5,792	$21,743	$15,196

At December 31, 2011 and March 31, 2011, $0.7 million and $0.6 million, respectively, of share-based compensation cost was capitalized and recorded as Inventory in the condensed consolidated balance sheets.

12.	SHARE-BASED COMPENSATION

Share-based Compensation Expense

The following table presents share-based compensation expense included in the Company’s consolidated statements of operations and comprehensive (loss) income:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Cost of goods manufactured and sold	$1,725	$1,506	$1,348
Research and development	6,218	3,489	4,438
Selling, general and administrative	11,889	8,926	9,024

Total share-based compensation expense	$19,832	$13,921	$14,810

At March 31, 2011, 2010 and 2009, $0.6 million, $0.6 million and $0.4 million, respectively, of share-based compensation cost was capitalized and recorded as “Inventory” in the consolidated balance sheets.

Share-based Compensation Plans

The Company has one compensation plan pursuant to which awards are currently being made, the 2008 Plan. The Company has six share-based compensation plans pursuant to which outstanding awards have been made, but from which no further awards can or will be made: (i) the 1990 Omnibus Stock Option Plan (the “1990 Plan”); (ii) the 1996 Stock Option Plan for Non-Employee Directors (the “1996 Plan”); (iii) the 1998 Equity Incentive Plan (the “1998 Plan”); (iv) the 1999 Stock Option Plan (the “1999 Plan”); (v) the 2002 Restricted Stock Award Plan (the “2002 Plan”); and (vi) the 2006 Stock Option Plan for Non-Employee Directors (the “2006 Plan”). The 2008 Plan provides for issuance of non-qualified and incentive stock options, restricted stock, restricted stock units, cash-based awards and performance shares to employees, officers and directors of, and consultants to the Company, in such amounts and with such terms and conditions as may be determined by the compensation committee of the Company’s board of directors, subject to provisions of the 2008 Plan.

At March 31, 2011, there were 5.4 million shares of common stock available for issuance under the 2008 Plan. The 2008 Plan provides that awards other than stock options will be counted against the total number of shares available under the plan in a 2-to-1 ratio.

Stock Options

A summary of stock option activity is presented in the following table:

		Weighted
		Average
	Number of	Exercise
	Shares	Price

Outstanding, April 1, 2010	18,026,673	$15.52
Granted	2,133,500	12.14
Exercised	(590,497)	10.45
Forfeited	(119,262)	11.36
Expired	(2,465,405)	28.28

Outstanding, March 31, 2011	16,985,009	$13.45

Exercisable, March 31, 2011	12,417,747	$14.39

The weighted average grant date fair value of stock options granted during the years ended March 31, 2011, 2010 and 2009 was $5.92, $4.46 and $5.41, respectively. The aggregate intrinsic value of stock options exercised during the years ended March 31, 2011, 2010 and 2009 was $2.0 million, $2.6 million and $4.9 million, respectively.

At March 31, 2011, there were 4.3 million stock options expected to vest with a weighted average exercise price of $10.88 per share, a weighted average contractual remaining life of 8.43 years and an aggregate intrinsic value of $9.5 million. At March 31, 2011, the aggregate intrinsic value of stock options exercisable was $13.7 million with a weighted average remaining contractual term of 4.0 years. The number of stock options expected to vest is determined by applying the pre-vesting forfeiture rate to the total outstanding options. The intrinsic value of a stock option is the amount by which the market value of the underlying stock exceeds the exercise price of the stock option.

At March 31, 2011, there was $11.2 million of unrecognized compensation cost related to unvested stock options, which is expected to be recognized over a weighted average period of approximately 1.4 years. Cash received from option exercises under the Company’s Plans during the years ended March 31, 2011 and 2010 was $4.7 million and $2.6 million, respectively. The Company issued new shares upon option exercises during the years ended March 31, 2011 and 2010.

Time-Vested Restricted Stock Units

A summary of time-vested RSU activity is presented in the following table:

		Weighted
		Average
	Number of	Grant Date
	Shares	Fair Value

Nonvested, April 1, 2010	1,465,497	$10.14
Granted	844,700	11.74
Vested	(365,682)	10.84
Forfeited	(74,000)	11.06

Novested, March 31, 2011	1,870,515	$10.69

The weighted average grant date fair value of time-vested RSU’s granted during the years ended March 31, 2011, 2010 and 2009 was $11.74, $8.83 and $12.29, respectively. The total fair value of time-vested RSU’s that vested during the years ended March 31, 2011, 2010 and 2009 was $4.0 million, $2.4 million and $1.7 million, respectively.

At March 31, 2011, there was $9.5 million of total unrecognized compensation cost related to unvested time-vested RSUs, which will be recognized over a weighted average remaining contractual term of 1.4 years.

Performance-Based Restricted Stock Units

In May 2009, the board of directors awarded 45,000 RSUs to certain of the Company’s executive officers under the 2006 Plan that vest upon the approval of BYDUREON by the U.S. Food and Drug Administration (“FDA”), provided the approval by the FDA occurs at least one year after the date of grant. During the year ended March 31, 2010, 20,000 RSU’s were forfeited upon the resignation of an executive officer. The grant date fair value of the award was $8.55 per share, which was the market value of the Company’s stock on the date of grant. At March 31, 2011, the performance condition had not been met and the award had not vested. At March 31, 2011, there was no unrecognized compensation cost related to these RSUs.

In May 2008, the board of directors awarded 40,000 RSUs to certain of the Company’s executive officers under the 2002 Plan that vests upon the achievement of a market condition specified in the award terms. During the year ended March 31, 2010, 10,000 RSU’s were forfeited upon the resignation of an executive officer. At March 31, 2011, the market condition had not been met and the award had not vested. The grant date fair value of $9.48 per share was determined through the use of a Monte Carlo simulation model. The compensation cost for the award’s grant date fair value of $0.4 million was recognized over a derived service period of 1.4 years. At March 31, 2011, there was no unrecognized compensation cost related to these RSUs.

Collaborative Arrangements	12 Months Ended
Mar. 31, 2011
COLLABORATIVE ARRANGEMENTS [Abstract]
COLLABORATIVE ARRANGEMENTS

13.	COLLABORATIVE ARRANGEMENTS

The Company’s business strategy includes forming collaborations to develop and commercialize its products, and to access technological, financial, marketing, manufacturing and other resources. The Company has entered into several collaborative arrangements, as described below:

Janssen

Under a product development agreement, the Company collaborated with Janssen on the development of RISPERDAL CONSTA. Under the development agreement, Janssen provided funding to the Company for the development of RISPERDAL CONSTA, and Janssen is responsible for securing all necessary regulatory approvals for the product. Under license agreements, the Company granted Janssen and an affiliate of Janssen exclusive worldwide licenses to use and sell RISPERDAL CONSTA. Under the Company’s license agreements with Janssen, the Company receives royalties equal to 2.5% of Janssen’s net sales of RISPERDAL CONSTA in the quarter when the product is sold by Janssen. Janssen can terminate the license agreements upon 30 days prior written notice to the Company.

The Company exclusively manufactures RISPERDAL CONSTA for commercial sale. Under the manufacturing and supply agreement with Janssen, the Company records manufacturing revenue when product is shipped to Janssen, based on a percentage of Janssen’s net unit sales price for RISPERDAL CONSTA for the calendar year. This percentage is determined based on Janssen’s unit demand for the calendar year and varies based on the volume of units shipped, with a minimum manufacturing fee of 7.5%.

The manufacturing and supply agreement terminates on expiration of the license agreements. In addition, either party may terminate the manufacturing and supply agreement upon a material breach by the other party which is not resolved within 60 days written notice or upon written notice in the event of the other party’s insolvency or bankruptcy. Janssen may terminate the agreement upon six months written notice to the Company. In the event that Janssen terminates the manufacturing and supply agreement without terminating the license agreements, the royalty rate payable to the Company on Janssen’s net sales of RISPERDAL CONSTA would increase from 2.5% to 5.0%.

During the years ended March 31, 2011, 2010 and 2009, the Company recognized $154.4 million, $148.8 million, and $150.2 million, respectively, of revenue from its arrangements with Janssen.

Amylin

In May 2000, the Company entered into a development and license agreement with Amylin for the development of BYDUREON, which is under development for the treatment of type 2 diabetes. Pursuant to the development and license agreement, Amylin has an exclusive, worldwide license to the Company’s polymer-based microsphere technology for the development and commercialization of injectable extended-release formulations of exendins and other related compounds. Amylin has entered into a collaboration agreement with Lilly for the development and commercialization of exenatide, including BYDUREON. The Company receives funding for R&D and milestone payments consisting of cash and warrants for Amylin common stock upon achieving certain development and commercialization goals and will also receive royalty payments based on future product sales, if any. In October 2005 and in July 2006, the Company amended the development and license agreement. Pursuant to the 2006 amendment, the Company is responsible for formulation and non-clinical development of any products that may be developed pursuant to the agreement and for manufacturing these products for use in clinical trials and, in certain cases, for commercial sale. Subject to its arrangement with Lilly, Amylin is responsible for conducting clinical trials, securing regulatory approvals and marketing any products resulting from the collaboration on a worldwide basis.

In conjunction with the 2005 amendment of the development and license agreement with Amylin, the parties reached an agreement regarding the construction of a manufacturing facility for BYDUREON and certain technology transfer related thereto. In December 2005, Amylin purchased a facility for the manufacture of BYDUREON and began construction in early calendar year 2006. Amylin is responsible for all costs and expenses associated with the design, construction and validation of the facility. The parties have agreed that the Company will transfer its technology for the manufacture of BYDUREON to Amylin. Amylin agreed to reimburse the Company for any time, at an agreed-upon FTE rate, and materials expense the Company incurred with respect to the transfer of technology. In January 2009, the parties agreed that the technology transfer was complete. Amylin will be responsible for the manufacture of BYDUREON and will operate the facility. Until the end of the first ten full calendar years following the year in which the first commercial sale of BYDUREON takes place, the Company will receive royalties equal to 8% of net sales from the first 40 million units of BYDUREON sold in any particular year and 5.5% of net sales from units sold beyond the first 40 million for that year. After this period, royalties will be paid at the rate of 5.5% of net sales. Notwithstanding the aforementioned, in countries in which there is no patent coverage for the product, royalties will be payable at the rate of 25% of 5.5% for ten years from the first commercial sale in such country. Amylin’s obligation to pay royalties on BYDUREON shall cease on a country by country basis upon the later of (i) ten years after the date of the first commercial sale of the product in such country or (ii) the expiration of the last patent covering BYDUREON in such country. In addition, the Company will receive a $7.0 million milestone payment upon the first commercial sale of BYDUREON in the U.S. and an additional $7.0 million milestone payment upon the first commercial sale in Europe.

Amylin may terminate the development and license agreement for any reason upon 180 days written notice to the Company. In addition, either party may terminate the development and license agreement upon a material default or breach by the other party that is not cured within 60 days after receipt of written notice specifying the default or breach.

During the years ended March 31, 2011, 2010, and 2009, the Company recognized $2.9 million, $4.1 million and $9.5 million, respectively, of revenue from its arrangements with Amylin.

Cilag

In December 2007, the Company entered into a license and commercialization agreement with Cilag to commercialize VIVITROL for the treatment of alcohol dependence and opioid dependence in Russia and other countries in the CIS. Under the terms of the agreement, Cilag has primary responsibility for securing all necessary regulatory approvals for VIVITROL and Janssen-Cilag, an affiliate of Cilag, commercializes the product. The Company is responsible for the manufacture of VIVITROL and receives manufacturing revenue upon shipment of VIVITROL to Cilag and royalty revenues based upon Cilag product sales.

In December 2007, Cilag made a nonrefundable payment of $5.0 million to the Company upon signing the agreement and in August 2008 paid the Company an additional $1.0 million upon achieving regulatory approval of VIVITROL for the treatment of alcohol dependence in Russia. Under the agreement, Cilag could pay the Company up to an additional $33.0 million in milestone payments upon the receipt of additional regulatory approvals for the product, the occurrence of certain agreed-upon events and levels of VIVITROL sales.

Commencing five years after the effective date of the agreement, Cilag will have the right to terminate the agreement at any time by providing 90 days prior written notice to the Company, subject to certain continuing rights and obligations between the parties. Cilag will also have the right to terminate the agreement upon 90 days advance written notice to the Company if a change in the pricing and/or reimbursement of VIVITROL in Russia and other countries of the CIS has a material adverse effect on the underlying economic value of commercializing the product such that it is no longer reasonably profitable to Cilag. In addition, either party may terminate the agreement upon a material breach by the other party which is not cured within 90 days advance written notice of material breach or, in certain circumstances, a 30 day extension of that period.

During the year ended March 31, 2011, 2010 and 2009, the Company recognized $0.4 million, $0.8 million and $1.4 million of revenue from its arrangement with Cilag, respectively.

Cephalon

In June 2005 and October 2006, the Company entered into the Agreements and Amendments, respectively, with Cephalon to jointly develop, manufacture and commercialize extended-release forms of naltrexone, including VIVITROL (the “product” or “products”), in the U.S. Under the terms of the Agreements, the Company provided Cephalon with a co-exclusive license to use and sell the product in the U.S. and a non-exclusive license to manufacture the product under certain circumstances, with the ability to sublicense. The Company was responsible for obtaining marketing approval for VIVITROL in the U.S. for the treatment of alcohol dependence, which was received from the FDA in April 2006, for completing the first VIVITROL manufacturing line and manufacturing the product. The companies shared responsibility for additional development of the products, and also shared responsibility for developing the commercial strategy for the products. Cephalon had primary responsibility for the commercialization, including distribution and marketing, of the products in the U.S. and the Company supported this effort with a team of managers of market development. Cephalon paid the Company an aggregate of $274.6 million in nonrefundable milestone payments related to the Agreements and Amendments, and the Company was responsible to fund the first $124.6 million of cumulative net losses incurred on the product.

In November 2008, the Company and Cephalon agreed to end the collaboration for the development, supply and commercialization of certain products, including VIVITROL in the U.S., effective on the Termination Date, and the Company assumed the risks and responsibilities for the marketing and sale of VIVITROL in the U.S. The Company paid Cephalon $16.0 million for title to two partially completed VIVITROL manufacturing lines, and the Company received $11.0 million from Cephalon as payment to fund their share of estimated VIVITROL product losses during the one-year period following the Termination Date.

At the Termination Date, the Company was responsible for all VIVITROL profits or losses, net of $11.0 million Cephalon paid the Company to fund its share of estimated VIVITROL product losses during the one-year period following the Termination Date, and Cephalon has no rights to royalty payments on future sales of VIVITROL. In order to facilitate the full transfer of all commercialization of VIVITROL to the Company, Cephalon, at the Company’s option, and on its behalf, agreed to perform certain transition services until May 31, 2009 at an FTE rate agreed to by the parties.

During the years ended March 31, 2011, 2010 and 2009, the Company recognized none, $5.0 million and $134.0 million, respectively, of revenue from its arrangements with Cephalon. During the years ended March 31, 2011, 2010 and 2009, the Company recorded expenses of none, $0.6 million and $1.8 million, respectively, related to certain transition services performed by Cephalon on its behalf.

Lilly

On March 7, 2008, the Company received a letter from Lilly terminating the development and license agreement between Lilly and the Company dated April 1, 2001, as amended, relating to the development of inhaled formulations of insulin and other compounds potentially useful for the treatment of diabetes, based on the Company’s proprietary AIR pulmonary technology. In June 2008, the Company entered into an agreement (the “AIR Insulin Termination Agreement”) with Lilly whereby the Company received $40.0 million in cash as payment for all services it had performed through the date of the AIR Insulin Termination Agreement and title to the Lilly-owned manufacturing equipment located at the Company’s AIR manufacturing facility. Upon entering into the AIR Insulin Termination Agreement, the license the Company granted to Lilly under the development and license agreement reverted to the Company.

During the years ended March 31, 2011, 2010 and 2009, the Company recognized none, none and $26.8 million, respectively, of revenue from its arrangements with Lilly.

Rensselaer Polytechnic Institute

In September 2006, the Company and Rensselaer Polytechnic Institute (“RPI”) entered into a license agreement granting the Company exclusive rights to a family of opioid receptor compounds discovered at RPI. These compounds represent an opportunity for the Company to develop therapeutics for a broad range of diseases and medical conditions, including addiction, pain and other central nervous system disorders.

Under the terms of the agreement, RPI granted the Company an exclusive worldwide license to certain patents and patent applications relating to its compounds designed to modulate opioid receptors. The Company is responsible for the continued research and development of any resulting product candidates. The Company paid RPI a nonrefundable, upfront payment of $0.5 million and is obligated to pay annual fees of up to $0.2 million, and tiered royalty payments of between 1% and 4% of annual net sales in the event any products developed under the agreement are commercialized. In addition, the Company is obligated to make milestone payments in the aggregate of up to $9.1 million, upon certain agreed-upon development events. All amounts paid to RPI under this license agreement have been expensed and are included in research and development expenses. In July 2008, the parties amended the agreement to expand the license to include certain additional patent applications. The Company paid RPI an additional nonrefundable payment of $0.1 million and slightly increased the annual fees in consideration of this amendment. During the years ended March 31, 2011, 2010 and 2009, the Company recorded R&D expense of $0.4 million, $0.3 million and $0.6 million related to its agreements with RPI.

Acceleron

In December 2009, the Company entered into a collaborative arrangement with, and made an investment in, Acceleron Pharma, Inc. (“Acceleron”). In exchange for a nonrefundable, upfront payment of $2.0 million, an equity investment in Acceleron of $8.0 million and certain potential milestone payments and royalties, the Company has obtained an exclusive license to Acceleron’s proprietary long-acting Fc fusion technology platform, called the MEDIFUSIONtm technology, which is designed to extend the circulating half-life of proteins and peptides. The first drug candidate being developed with this technology is a long-acting form of a TNF receptor-Fc fusion protein for the treatment of rheumatoid arthritis and related autoimmune diseases.

The Company and Acceleron have agreed to collaborate on the development of product candidates from the MEDIFUSION technology platform. Pursuant to the terms of the agreement, Acceleron will develop up to two selected drug compounds using the MEDIFUSION technology through preclinical studies, at which point the Company will assume responsibility for all clinical development and commercialization of these two compounds and any other compounds the Company elects to develop resulting from the platform. Acceleron will retain all rights to the technology for products derived from the TGF-beta superfamily.

The Company’s December 2009 investment in Acceleron consisted of an $8.0 million purchase of shares of Series D-1 convertible, redeemable preferred stock. In July 2010, the Company invested an additional $0.5 million in exchange for shares of Series E convertible, redeemable preferred stock and common stock warrants. The Company’s Chairman, President and Chief Executive Officer is one of nine members of Acceleron’s board of directors. The Company accounts for its investment in Acceleron under the cost method as Acceleron is a privately-held company over which the Company does not exercise significant influence. The Company will continue to monitor this investment to evaluate whether any decline in its value has occurred that would be other-than-temporary, based on the implied value from any recent rounds of financing completed by Acceleron, specific events at Acceleron, market prices of comparable public companies and general market conditions. The Company’s investment balance of $8.5 million and $8.0 million at March 31, 2011 and 2010, respectively, is recorded within “Other assets” in the accompanying consolidated balance sheets.

In addition to the upfront payment and equity investment, the Company will reimburse Acceleron for any time, at an agreed-upon FTE rate, and materials expense Acceleron incurs during development. The Company is obligated to make developmental and sales milestone payments in the aggregate of up to $110.0 million per product in the event that certain development and sales goals are achieved. The Company is also obligated to make tiered royalty payments in the mid-single digits on annual net sales in the event any products developed under the agreement are commercialized.

During the year ended March 31, 2011 and 2010, the Company incurred expenses of $3.0 million and $0.9 million, respectively, in connection with its arrangement with Acceleron, which is recorded within “Research and development” expense in the accompanying consolidated statement of operations and comprehensive (loss) income. Additionally, the $2.0 million upfront payment made during the year ended March 31, 2010, was charged to R&D expense as technological feasibility of the acquired technology had not been established.

Civitas

In December 2010, the Company entered into an arrangement with Civitas Therapeutics, Inc. (“Civitas”) whereby the Company sold, assigned, transferred, conveyed and delivered to Civitas the right, title and interest of its pulmonary patent portfolio and certain of its pulmonary drug delivery equipment, instruments and technical and regulatory documentation in exchange for 15% of the issued shares of the Series A preferred stock of Civitas and a royalty on future sales of any products developed using the pulmonary drug delivery technology. In addition, the Company has a seat on the Civitas board of directors.

Civitas is a privately held biopharmaceutical company that secured a $20 million Series A financing, of which $10 million was received in December 2010 and a further $10 million is payable to Civitas upon an acceptance by the U.S. Food and Drug Administration of an investigational new drug application for a pulmonary product. Civitas also entered into an agreement to sublease the Company’s pulmonary manufacturing facility located in Chelsea, Massachusetts and has an option to purchase the Company’s pulmonary manufacturing equipment located at this facility. Commencing six months after its effective date, Civitas may terminate the asset purchase and license agreement for any reason upon 90 days written notice to the Company. The Company may terminate the asset purchase and license agreement for default in the event Civitas does not meet certain minimum development performance obligations. Either party may terminate the asset purchase and license agreement upon a material default or breach by the other party that is not cured within 45 days after receipt of written notice specifying the default or breach.

At March 31, 2011, the Company has an approximately 13% ownership position in Civitas and accounts for its investment in Civitas under the equity method, as the Company believes it may be able to exercise significant influence over the operating and financial policies of Civitas. Under the equity method, when the Company records its proportionate share of Civitas’ net loss, it decreases other income (expense) in its consolidated statements of operations and reduces the carrying value of its investment in Civitas. The Company is not obligated to fund future losses, if any, of Civitas. The Company will incur its proportionate share of Civitas’ net loss up to the carrying value of the Company’s investment in Civitas. Conversely, when the Company records its proportionate share of Civitas’ net income, it increases other income (expense) in its consolidated statements of operations and comprehensive (loss) income and increases the carrying value of its investment in Civitas. During the year ended March 31, 2011, the Company’s proportionate share of Civitas’ net loss was not material.

The fair value of the Civitas Series A preferred stock received by the Company exceeded the carrying value of the assets the Company exchanged in this transaction. The difference between these amounts has been deferred and is being recognized as other income, ratably over a period of approximately five years in the Company’s consolidated statements of operations and comprehensive (loss) income. The carrying value of the Company’s equity investment in Civitas at March 31, 2011 is $1.3 million and is recorded in “Other assets” in the accompanying consolidated balance sheets. The carrying value of the deferred gain at March 31, 2011 is $1.2 million and has been allocated between, and is recorded in, “Accounts payable and accrued expenses” and “Other long-term liabilities” in the accompanying consolidated balance sheets.

Income Taxes	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

14. INCOME TAXES

The Company recorded an income tax provision of $0.1 million and $3.7 million for the three and nine months ended December 31, 2011, respectively, and an income tax provision of less than $0.1 million and an income tax benefit of $1.0 million for the three and nine months ended December 31, 2010, respectively. During the nine months ended December 31, 2011, the Company recorded a $13.2 million current tax expense for the taxable transfer of the BYDUREONTM intellectual property from the U.S. to Ireland and a deferred tax benefit of $10.2 million in connection with the Business Combination, as the Company recorded a U.S. deferred tax liability in purchase accounting allowing for the partial release of an existing valuation allowance.

The Company records a deferred tax asset or liability based on the difference between the financial statement and tax basis of its assets and liabilities, as measured by enacted jurisdictional tax rates assumed to be in effect when these differences reverse. At December 31, 2011, the Company determined that it is more likely than not that its U.S. and Irish deferred tax assets may not be realized and a full valuation allowance has been recorded.

14.	INCOME TAXES

The components of the Company’s net deferred tax asset were as follows:

	March 31,
	2011	2010
	(In thousands)

NOL carryforwards — federal and state	$54,555	$39,603
Tax benefit from the exercise of stock options	35,440	38,776
Tax credit carryforwards	18,038	16,961
Alkermes Europe, Ltd. NOL carryforward	5,049	5,236
Deferred revenue	2,016	2,070
Share-based compensation	18,137	14,133
Property, plant and equipment	(6,482)	(4,412)
Other	6,459	6,176
Less: valuation allowance	(133,212)	(118,543)

	$—	$—

As of March 31, 2011, the Company had $274.2 million of Federal domestic operating loss carryforwards, $38.5 million of state operating loss carryforwards, and $18.7 million of foreign net operating loss and foreign capital loss carryforwards, which either expire on various dates through 2031 or can be carried forward indefinitely. These loss carryforwards are available to reduce future federal, state and foreign taxable income, if any. These loss carryforwards are subject to review and possible adjustment by the appropriate taxing authorities. These loss carryforwards, which may be utilized in any future period, may be subject to limitations based upon changes in the ownership of the company’s stock. The valuation allowance relates to the Company’s U.S. net operating losses and deferred tax assets and certain other foreign deferred tax assets and is recorded based upon the uncertainty surrounding their realizability, as these assets can only be realized via profitable operations in the respective tax jurisdictions.

The Company records a deferred tax asset or liability based on the difference between the financial statement and tax basis of assets and liabilities, as measured by enacted tax rates assumed to be in effect when these differences reverse. In evaluating the Company’s ability to recover its deferred tax assets, the Company considers all available positive and negative evidence including its past operating results, the existence of cumulative income in the most recent fiscal years, changes in the business in which the Company operates and its forecast of future taxable income. In determining future taxable income, the Company is responsible for assumptions utilized including the amount of federal, state and international pre-tax operating income, the reversal of temporary differences and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimates that the Company is using to manage the underlying businesses. As of March 31, 2011, the Company determined that it is more likely than not that the deferred tax assets will not be realized and a full valuation allowance has been recorded.

The tax benefit from stock option exercises included in the table above represents benefits accumulated prior to the adoption of Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) that have not been realized. Subsequent to the adoption of ASC 718 on April 1, 2006, an additional $6.1 million of tax benefits from stock option exercises have not been recognized in the financial statements and will be once they are realized. In total, the Company has approximately $41.5 million related to certain operating loss carryforwards resulting from the exercise of employee stock options, the tax benefit of which, when recognized, will be accounted for as a credit to additional paid-in capital rather than a reduction of income tax expense.

The Company’s (benefit) provision for income taxes was comprised of the following:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Current income tax (benefit) expense:
Federal	$(756)	$(3,318)	$483
State	30	75	24
Deferred income tax (benefit):
Federal	(206)	(1,674)	—
State	(19)	(158)	—

Total tax (benefit) provision	$(951)	$(5,075)	$507

The current federal income tax benefit of $0.8 million for the year ended March 31, 2011 is primarily related to a $0.8 million tax benefit for bonus depreciation pursuant to the Small Business Jobs Act of 2010. Bonus depreciation increased the Company’s 2010 AMT NOL carryback and allowed the Company to recover additional AMT paid in the carryback period. The current federal income tax benefit of $3.3 million for the year ended March 31, 2010 is primarily the result of a carryback of the Company’s 2010 AMT NOL pursuant to the Worker, Homeownership and Business Act of 2009. This law increased the carryback period for certain net operating losses from two years to five years. Prior to the adoption of this law, the Company had recorded a full valuation allowance against the credits that were established in prior periods when the Company was subject to AMT provisions. The deferred federal and state tax benefit of $0.2 million and $1.8 million for the years ended March 31, 2011 and 2010, respectively, is primarily due to the Company’s recognition of $0.2 million and $1.8 million of income tax expense associated the increase in the value of certain securities that it carried at fair market value during the year ended March 31, 2011 and 2010, respectively. There were no similar income tax benefits or provisions for the years ended March 31, 2009. The provision for income taxes in the amount of $0.5 million for the year ended March 31, 2009 primarily represents AMT due without regard to the cash benefit of excess share-based compensation deductions. The AMT paid creates a credit carryforward and a resulting deferred tax asset, for which the Company has recorded a full valuation allowance.

No amount for U.S. income tax has been provided on undistributed earnings of the Company’s foreign subsidiary because the Company considers such earnings to be indefinitely reinvested. In the event of distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes, subject to an adjustment, if any, for foreign tax credits, and foreign withholding taxes payable to certain foreign tax authorities. Determination of the amount of U.S. income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation; however, unrecognized foreign tax credit carryforwards may be available to reduce some portion of the U.S. tax liability, if any.

A reconciliation of the Company’s federal statutory tax rate to its effective rate is as follows:

	Year Ended March 31,
	2011	2010	2009

Statutory federal rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	—	(0.1)%	—
Research and development benefit	1.4%	0.8%	(0.5)%
Share-based compensation	(2.6)%	(2.9)%	1.0%
Other permanent items	(0.5)%	(0.5)%	0.5%
Other	(0.1)%	—	0.1%
Change in valuation allowance	(30.1)%	(19.9)%	(34.7)%

Effective tax rate	2.1%	11.4%	0.4%

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized
Tax Benefits
(In thousands)

Balance, April 1, 2009	$1,826
Additions based on tax positions related to prior periods	9

Balance, March 31, 2010	$1,835
Additions based on tax positions related to prior periods	49

Balance, March 31, 2011	$1,884

Included in unrecognized tax benefits at March 31, 2010 is $1.8 million of tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Of this balance, $1.7 million relates to deferred tax assets for which a full valuation allowance would be recorded, offsetting any tax benefits that would be realized. The Company does not expect a significant increase in unrecognized tax benefits within the next twelve months.

The tax years 1997 through 2010 remain open to examination by major taxing jurisdictions to which the Company is subject, which are primarily in the U.S. as carryforward attributes generated in years past may still be adjusted upon examination by the Internal Revenue Service or state tax authorities if they have or will be used in a future period. The Company has elected to include interest and penalties related to uncertain tax positions as a component of its provision for taxes. For the year ended March 31, 2011, the Company’s accrued interest and penalties related to uncertain tax positions was not significant.

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

From time to time, we may be subject to other legal proceedings and claims in the ordinary course of business. For example, we are currently involved in various sets of Paragraph IV litigations in the U.S. and similar suits in Canada and France in respect of certain of our products. We are not aware of any such proceedings or claims that we believe will have, individually or in the aggregate, a material adverse effect on our business, results of operations, cash flows and financial condition.

15.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain of its offices, research laboratories and manufacturing facilities under operating leases with initial terms of one to twenty years, expiring through the year 2020. Certain of the leases contain provisions for extensions of up to ten years. These lease commitments are primarily related to the Company’s corporate headquarters and manufacturing facility in Massachusetts. As of March 31, 2011, the total future annual minimum lease payments under the Company’s non-cancelable operating leases are as follows:

Payment
Amount
(In thousands)

Fiscal Years:
2012	$13,258
2013	6,057
2014	3,734
2015	3,888
2016	3,704
Thereafter	13,922

44,563
Less: estimated sublease income	(14,891)

Total future minimum lease payments	$29,672

Rent expense related to operating leases charged to operations was approximately $5.4 million, $11.2 million and $11.7 million, for the years ended March 31, 2011, 2010 and 2009, respectively. These amounts are net of sublease income of $7.3 million, $3.5 million and $1.7 million earned in the years ended March 31, 2011, 2010 and 2009, respectively. In addition to its lease commitments, the Company has open purchase orders totaling $44.9 million at March 31, 2011.

License and Royalty Commitments

The Company has entered into license agreements with certain corporations and universities that require the Company to pay annual license fees and royalties based on a percentage of revenues from sales of certain products and royalties from sublicenses granted by the Company. Amounts paid under these agreements were approximately $0.5 million, $0.6 million and $0.9 million for the years ended March 31, 2011, 2010 and 2009, respectively, and were recorded as “Research and development” expense in the consolidated statements of operations and comprehensive (loss) income.

Litigation

From time to time, the Company may be subject to various legal proceedings and claims in the ordinary course of business. Although the outcome of litigation cannot be predicted with certainty and some legal proceedings and claims may be disposed of unfavorably to the Company, the Company does not believe that it is currently a party to any material legal proceedings.

Subsequent Events	12 Months Ended
Mar. 31, 2011
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16.	SUBSEQUENT EVENTS

On May 9, 2011, the Company announced that it had entered into a definitive merger agreement under which the Company would merge with Elan Drug Technologies (“EDT”), a drug formulation and manufacturing business unit of Elan Corporation plc (“Elan”). The Company and EDT will be combined under a new holding company incorporated in Ireland and the company will be named Alkermes plc. The transaction was approved by the board of directors of both the Company and Elan and at the closing of the transaction, Elan will receive $500 million in cash and 31.9 million shares of Alkermes plc common stock. The Company has obtained a commitment from Morgan Stanley & Co. and HSBC Securities (USA) Inc., to provide up to $450 million in term loan financing, which in addition to existing cash and investment balances, will comprise the cash consideration to Elan.

CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Mar. 31, 2011
CURRENT ASSETS:
Cash and cash equivalents	$ 85,331	$ 38,394
Investments - short-term	128,096	162,928
Receivables	104,684	22,969
Inventory	46,109	20,425
Prepaid expenses and other current assets	10,916	8,244
Total current assets	375,136	252,960
PROPERTY, PLANT AND EQUIPMENT, NET	302,612	95,020
INTANGIBLE ASSETS, NET	675,287
GOODWILL	105,700
INVESTMENTS - LONG-TERM	20,525	93,408
OTHER ASSETS	26,567	11,060
TOTAL ASSETS	1,505,827	452,448
CURRENT LIABILITIES:
Accounts payable and accrued expenses	88,976	44,934
Deferred revenue - current	5,120	3,123
Long-term debt - current	3,100
Total current liabilities	97,196	48,057
LONG-TERM DEBT	441,668
DEFERRED REVENUE - LONG-TERM	4,697	4,837
DEFERRED TAX LIABILITIES - LONG-TERM	48,969
OTHER LONG-TERM LIABILITIES	8,444	7,536
Total liabilities	600,974	60,430
COMMITMENTS AND CONTINGENCIES (Note 15)
SHAREHOLDERS' EQUITY:
Preferred stock, par value, $0.01 per share; 50,000,000 and zero shares authorized; none issued and outstanding at December 31, 2011 and March 31, 2011, respectively
Common stock	1,296	1,055
Treasury stock, at cost (27,033 and 10,069,208 shares at December 31, 2011 and March 31, 2011, respectively)	(417)	(131,095)
Additional paid-in capital	1,368,444	936,295
Accumulated other comprehensive loss	(2,921)	(3,013)
Accumulated deficit	(461,549)	(411,228)
Total shareholders' equity	904,853	392,018
Liabilities and Equity	1,505,827	452,448
Common stock
SHAREHOLDERS' EQUITY:
Common stock	1,296	1,055
Total shareholders' equity	1,296	1,055
Non-voting common stock
SHAREHOLDERS' EQUITY:
Common stock	0	4
Total shareholders' equity		$ 4

CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Mar. 31, 2011
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	50,000,000	0
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common stock, par value (in dollars per share)		$ 0.01
Common stock, shares authorized		160,000,000
Common stock, shares issued		105,771,507
Common stock, shares outstanding		95,702,299
Treasury stock, shares	27,033	10,069,208
Common stock
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	450,000,000	160,000,000
Common stock, shares issued	129,774,455	105,771,507
Common stock, shares outstanding	129,747,422	95,702,299
Non-voting common stock
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	0	450,000
Common stock, shares issued	0	382,632
Common stock, shares outstanding	0	382,632

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Manufacturing and royalty revenues	$ 112,780	$ 35,932	$ 215,759	$ 114,363
Product sales, net	10,597	7,729	30,170	20,402
Research and development revenue	2,266	314	13,575	737
Total revenues	125,643	43,975	259,504	135,502
EXPENSES:
Cost of goods manufactured and sold	42,752	12,860	76,501	39,436
Research and development	40,493	22,503	96,703	69,412
Selling, general and administrative	35,469	20,521	103,200	58,683
Amortization of acquired intangible assets	11,896		13,713
Total expenses	130,610	55,884	290,117	167,531
OPERATING LOSS	(4,967)	(11,909)	(30,613)	(32,029)
OTHER (EXPENSE) INCOME, NET:
Interest income	350	650	1,235	2,175
Interest expense	(10,458)		(18,019)	(3,298)
Other income (expense), net	345	(83)	770	(266)
Total other (expense) income, net	(9,763)	567	(16,014)	(1,389)
LOSS BEFORE INCOME TAXES	(14,730)	(11,342)	(46,627)	(33,418)
INCOME TAX PROVISION (BENEFIT)	98	41	3,694	(960)
NET INCOME (LOSS)	(14,828)	(11,383)	(50,321)	(32,458)
LOSS PER COMMON SHARE:
Basic and diluted (in dollars per share)	$ (0.11)	$ (0.12)	$ (0.46)	$ (0.34)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic and diluted (in shares)	129,670	95,667	109,645	95,502
COMPREHENSIVE LOSS:
NET INCOME (LOSS)	(14,828)	(11,383)	(50,321)	(32,458)
Unrealized gains (losses) on marketable securities:
Holding gains (losses), net of tax	27	(516)	368	431
Unrealized gains (losses) on marketable securities	27	(516)	368	431
Unrealized losses on derivative contracts	(33)		(276)
COMPREHENSIVE LOSS	$ (14,834)	$ (11,899)	$ (50,229)	$ (32,027)

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Total	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income	Accumulated Deficit	Treasury Stock	Common stock	Non-voting common stock
Beginning Balance, value at Mar. 31, 2008	$ 305,314	$ 869,695		$ (456,567)	$ (107,322)
Beginning Balance, shares at Mar. 31, 2008					(7,878,182,000)
Increase (Decrease) in Stockholders' Equity
Issuance of common stock under employee stock plans	7,059	7,049
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards		707			(707)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards (in shares)					(61,067,000)
Share-based compensation expense	14,884	14,884
Excess tax benefit from share-based compensation	80	80
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	(4,958)
NET INCOME (LOSS)	130,505			130,505
Ending Balance, value at Mar. 31, 2009	434,888	892,415		(326,062)	(126,025)
Ending Balance, shares at Mar. 31, 2009					(9,508,451,000)
Increase (Decrease) in Stockholders' Equity
Issuance of common stock under employee stock plans	2,593	2,586
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards		972			(972)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards (in shares)					(108,410,000)
Share-based compensation expense	14,107	14,107
Excess tax benefit from share-based compensation	246	246
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	3,092
NET INCOME (LOSS)	(39,626)			(39,626)
Ending Balance, value at Mar. 31, 2010	412,616	910,326	(3,392)	(365,688)	(129,681)	1,047	4
Ending Balance, shares at Mar. 31, 2010					(9,945,265)	104,815,328	382,632
Increase (Decrease) in Stockholders' Equity
Issuance of common stock under employee stock plans	598	594				4
Issuance of common stock under employee stock plans (in shares)						580,313
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards		1,384			(1,384)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards (in shares)					(121,550)
Share-based compensation expense	15,131	15,131
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	431		431
NET INCOME (LOSS)	(32,458)			(32,458)
Ending Balance, value at Dec. 31, 2010	396,318	927,435	(2,961)	(398,146)	(131,065)	1,051	4
Ending Balance, shares at Dec. 31, 2010					(10,066,815)	105,395,641	382,632
Beginning Balance, value at Mar. 31, 2010	412,616	910,326		(365,688)	(129,681)		4
Beginning Balance, shares at Mar. 31, 2010					(9,945,265)		382,632
Increase (Decrease) in Stockholders' Equity
Issuance of common stock under employee stock plans	4,744	4,736
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards		1,414			(1,414)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards (in shares)					(123,943,000)
Share-based compensation expense	19,819	19,819
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	379
NET INCOME (LOSS)	(45,540)			(45,540)
Ending Balance, value at Mar. 31, 2011	392,018	936,295	(3,013)	(411,228)	(131,095)	1,055	4
Ending Balance, shares at Mar. 31, 2011					(10,069,208)	105,771,507	382,632
Increase (Decrease) in Stockholders' Equity
Issuance of common stock to Elan Corporation, plc in connection with the purchase of Elan Drug Technologies	525,074	524,755				319
Issuance of common stock to Elan Corporation, plc in connection with the purchase of Elan Drug Technologies (in shares)						31,900,000
Issuance of common stock under employee stock plans	13,051	13,031				20
Issuance of common stock under employee stock plans (in shares)						1,960,347
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards		3,522			(3,522)
Receipt of Alkermes' stock for the purchase of stock options or to satisfy minimum tax withholding obligations related to stock based awards (in shares)					(197,856)
Share-based compensation expense	21,812	21,812
Excess tax benefit from share-based compensation	3,127	3,127
Conversion of non-voting common stock to common stock						4	(4)
Conversion of non-voting common stock to common stock (in shares)						382,632	(382,632)
Cancellation of treasury stock		(134,098)			134,200	(102)
Cancellation of treasury stock (in shares)					10,240,031	(10,240,031)
Unrealized gain/(loss) on marketable securities, net of tax $1,831 for 2010 and $225 for 2011	368		368
Unrealized loss on cash flow hedge, net of tax of $145	(276)		(276)
NET INCOME (LOSS)	(50,321)			(50,321)
Ending Balance, value at Dec. 31, 2011	$ 904,853	$ 1,368,444	$ (2,921)	$ (461,549)	$ (417)	$ 1,296
Ending Balance, shares at Dec. 31, 2011					(27,033)	129,774,455

CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	9 Months Ended
Dec. 31, 2011
CONDENSED CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
Unrealized gains on marketable securities, tax	$ 199
Unrealized loss on cash flow hedge, tax	$ 145

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCOME (LOSS)	$ (50,321)	$ (32,458)
Adjustments to reconcile net loss to cash flows from operating activities:
Depreciation and amortization	27,251	6,210
Share-based compensation expense	21,743	15,196
Deferred income taxes	(11,239)
Other non-cash charges	2,664	2,273
Changes in assets and liabilities, excluding the effect of acquisitions:
Receivables	(22,050)	1,147
Inventory, prepaid expenses and other assets	(8,052)	4,059
Accounts payable and accrued expenses	20,844	(4,928)
Deferred revenue	1,398	1,007
Other long-term liabilities		(75)
Payment of non-recourse RISPERDAL CONSTA secured 7% notes principal attributable to original issue discount		(6,611)
Cash flows used in operating activities	(17,762)	(14,180)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(8,859)	(8,029)
Sales of property, plant and equipment	3	260
Acquisition of Elan Drug Technologies, net of cash acquired	(494,774)
Investment in Acceleron Pharmaceuticals, Inc.	(231)	(501)
Purchases of investments	(159,322)	(324,143)
Sales and maturities of investments	267,604	349,546
Cash flows (used in) provided by investing activities	(395,579)	17,133
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock for share-based compensation arrangements	13,051	1,982
Excess tax benefit from share-based compensation	3,127
Proceeds from the issuance of long-term debt	444,100
Payment of non-recourse RISPERDAL CONSTA secured 7% notes principal		(45,397)
Cash flows provided by (used in) financing activities	460,278	(43,415)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	46,937	(40,462)
CASH AND CASH EQUIVALENTS - Beginning of period	38,394	79,324
CASH AND CASH EQUIVALENTS - End of period	85,331	38,862
Non-cash investing and financing activities:
Purchased capital expenditures included in accounts payable and accrued expenses	2,139	550
Investment in Civitas Therapeutics, Inc.	$ 1,547	$ 1,320

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical)	9 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
RISPERDAL CONSTA secured notes principal (as a percent)	7.00%	7.00%

THE COMPANY	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
THE COMPANY
THE COMPANY

1. THE COMPANY

Alkermes plc is a fully integrated, global biopharmaceutical company that applies its scientific expertise and proprietary technologies to develop innovative medicines that improve patient outcomes. The Company has a diversified portfolio of more than 20 commercial drug products and a substantial clinical pipeline of product candidates that address central nervous system (“CNS”) disorders such as addiction, schizophrenia and depression. Headquartered in Dublin, Ireland, Alkermes has a research and development center and corporate offices in Waltham, Massachusetts and manufacturing facilities in Athlone, Ireland; Gainesville, Georgia; and Wilmington, Ohio.

On September 16, 2011, the business of Alkermes, Inc. and the drug technologies business (“EDT”) of Elan Corporation, plc (“Elan”) were combined (this combination is referred to as the “Business Combination”, the “acquisition of EDT” or the” EDT acquisition”) in a transaction accounted for as a reverse acquisition with Alkermes, Inc. treated as the accounting acquirer. As a result, the historical financial statements of Alkermes, Inc. are included in the comparative prior periods. As part of the Business Combination, Antler Acquisition Corp., a wholly owned subsidiary of the Company, merged with and into Alkermes, Inc. (the “Merger”), with Alkermes, Inc. surviving as a wholly owned subsidiary of the Company. Prior to the Merger, EDT was carved-out of Elan and reorganized under the Company. At the effective time of the Merger, (i) each share of Alkermes, Inc. common stock then issued and outstanding and all associated rights were canceled and automatically converted into the right to receive one ordinary share of the Company; (ii) all then issued and outstanding options to purchase Alkermes, Inc. common stock granted under any stock option plan were converted into options to purchase, on substantially the same terms and conditions, the same number of ordinary shares of the Company at the same exercise price; and (iii) all then issued and outstanding awards of Alkermes, Inc. common stock were converted into awards of the same number, on substantially the same terms and conditions, of ordinary shares of the Company. As a result, upon consummation of the Merger and the issuance of the ordinary shares of the Company in exchange for the canceled shares of Alkermes, Inc. common stock, the former shareholders of Alkermes, Inc. owned approximately 75% of the Company, with the remaining approximately 25% of the Company owned by a subsidiary of Elan pursuant to the terms of a shareholder’s agreement.

Use of the terms such as “us,” “we,” “our,” “Alkermes” or the “Company” in this Quarterly Report on Form 10-Q is meant to refer to Alkermes plc and its subsidiaries, except when the context makes clear that the time period being referenced is prior to September 16, 2011, in which case such terms shall refer to Alkermes, Inc.  Prior to September 16, 2011, Alkermes, Inc. was an independent pharmaceutical company incorporated in the Commonwealth of Pennsylvania and traded on the NASDAQ Global Select Stock Market under the symbol “ALKS.”

1.	THE COMPANY

Alkermes, Inc. (as used in this section, together with our subsidiaries, “Alkermes” or the “Company”) is a fully integrated biotechnology company committed to developing innovative medicines to improve patients’ lives. The Company is headquartered in Waltham, Massachusetts and has a research facility in Massachusetts and a commercial manufacturing facility in Ohio. The Company developed, manufactures and commercializes VIVITROL® (naltrexone for extended-release injectable suspension) for alcohol dependence and for the prevention of relapse to opioid dependence, following opioid detoxification. The Company also manufactures RISPERDAL® CONSTA® [(risperidone) long-acting injection] for schizophrenia and bipolar I disorder. The Company’s pipeline includes extended-release injectable and oral products for the treatment of prevalent, chronic diseases, such as central nervous system (“CNS”) disorders, reward disorders, addiction, diabetes and autoimmune disorders.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed consolidated financial statements of Alkermes for the three and nine months ended December 31, 2011 and 2010 are unaudited and have been prepared on a basis substantially consistent with the audited financial statements for the year ended March 31, 2011. The year-end condensed consolidated balance sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America (“U.S.”) (commonly referred to as “GAAP”). In the opinion of management, the condensed consolidated financial statements include all adjustments, which are of a normal recurring nature, that are necessary to present fairly the results of operations for the reported periods. These financial statements should be read in conjunction with the financial statements and notes thereto of Alkermes, Inc. which are contained, or incorporated by reference, in Alkermes, Inc.’s Annual Report on Form 10-K for the year ended March 31, 2011, as amended, and the audited financial statements and notes thereto, which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and Alkermes’ Registration Statement on Form S-4, as amended (Registration No. 333-175078), which was declared effective by the SEC on August 4, 2011. The results of the Company’s operations for any interim period are not necessarily indicative of the results of the Company’s operations for any other interim period or for a full fiscal year.

Principles of Consolidation

The condensed consolidated financial statements include the accounts of Alkermes plc and its wholly-owned subsidiaries: Alkermes Ireland Holdings Limited, Alkermes Pharma Ireland Limited, Alkermes U.S. Holdings, Inc., Alkermes, Inc., Eagle Holdings USA, Inc., Alkermes Gainesville LLC, Alkermes Controlled Therapeutics, Inc., Alkermes Europe, Ltd., Alkermes Finance Ireland Limited, Alkermes Finance S.A R.L. and Alkermes Finance Ireland (No. 2) Limited. Intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of the Company’s condensed consolidated financial statements in accordance with GAAP requires management to make estimates, judgments and assumptions that may affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates and judgments and methodologies, including those related to revenue recognition and related allowances, its collaborative relationships, clinical trial expenses, the valuation of inventory, impairment and amortization of intangibles and long-lived assets, share-based compensation, income taxes including the valuation allowance for deferred tax assets, valuation of investments and derivative instruments, litigation and restructuring charges. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions.

Risk-management Instruments

On September 16, 2011, the Company entered into a $310.0 million first lien term loan facility (the “First Lien Term Loan”) and a $140.0 million second lien term loan facility (the “Second Lien Term Loan” and, together with the First Lien Term Loan, the “Term Loans”). Interest on the Term Loans is at a rate equal to an applicable margin plus three-month LIBOR. The Company addressed its risk to exposure to fluctuations in interest rates by entering into certain derivative financial instruments, the objective of which is to limit the impact of fluctuations in interest rates on earnings. The Company’s derivative activities are initiated within the guidelines of documented corporate risk management policies and do not create additional risk because gains and losses on derivative contracts offset losses and gains on the liabilities being hedged.

During the nine months ended December 31, 2011, the Company entered into an interest rate swap contract that was designated and qualified as a cash flow hedge. The Company reviews the effectiveness of its derivatives on a quarterly basis. The effective portion of gains or losses on the Company’s cash flow hedge is reported as a component of accumulated other comprehensive loss and reclassified into earnings in the same period the hedged transaction affects earnings. Hedge ineffectiveness is immediately recognized in earnings.

During the nine months ended December 31, 2011, the Company entered into two interest rate cap contracts that were not designated as hedging instruments. The interest rate caps are recorded at fair value with associated gains or losses recognized in other income/(expense) during the period of change.

Segment Information

The Company operates as one business segment, which is the business of developing, manufacturing and commercializing medicines designed to yield better therapeutic outcomes and improve the lives of patients with serious diseases. The Company’s chief decision maker, the Chairman and Chief Executive Officer, reviews the Company’s operating results on an aggregate basis and manages the Company’s operations as a single operating unit.

Business Acquisitions

The Company’s condensed consolidated financial statements include the operations of an acquired business after the completion of the acquisition. The Company accounts for acquired businesses using the acquisition method of accounting. The acquisition method of accounting for acquired businesses requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date, and that the fair value of acquired in-process research and development (“IPR&D”) be recorded on the balance sheet. Also, transaction costs are expensed as incurred. Any excess of the purchase price over the assigned values of the net assets acquired is recorded as goodwill. Contingent consideration is included within the acquisition cost and is recognized at its fair value on the acquisition date. A liability resulting from contingent consideration is remeasured to fair value at each reporting date until the contingency is resolved. Changes in fair value are recognized in earnings.

Goodwill and Intangible Assets

Goodwill represents the excess cost of the Company’s investment in the net assets of acquired companies over the fair value of the underlying identifiable net assets at the date of acquisition. The Company’s goodwill balance solely relates to the EDT acquisition in the fiscal year ended March 31, 2012, as described in Note 3, Acquisitions. Goodwill is not amortized but is tested for impairment annually or when events or circumstances indicate the fair value of a reporting unit may be below its carrying value. A reporting unit is an operating segment or sub-segment to which goodwill is assigned when initially recorded.

In September 2011, the Financial Accounting Standards Board (“FASB”) issued guidance related to testing goodwill for impairment. This accounting standard allows an entity to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. An entity can choose to perform the qualitative assessment on none, some or all of its reporting units. Moreover, an entity can bypass the qualitative assessment for any reporting unit in any period and proceed directly to step one of the impairment test, and then resume performing the qualitative assessment in any subsequent period. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. However, an entity can choose to early adopt the standard if its annual test date is before the issuance of the final standard, provided that the entity has not yet performed its 2011 annual impairment test or issued its financial statements. The Company chose to early adopt the provisions of this standard as it had not yet performed its annual impairment test, which the Company performs as of October 31 each year. The adoption of this standard did not impact the Company’s financial position or results of operations. As a result of the qualitative assessment performed as of October 31, 2011, the Company determined that it was not more-likely-than-not that the fair value of the reporting unit was less than its carrying amount, and an impairment of the Company’s goodwill was not recorded.

The Company’s finite-lived intangible assets consist of core developed technology and collaboration agreements and are recorded at fair value at the time of their acquisition and are stated within its condensed consolidated balance sheets net of accumulated amortization and impairments. The finite-lived intangible assets are amortized over their estimated useful life using the economic use method, which reflects the pattern that the economic benefits of the intangible assets are consumed as revenue is generated from the underlying patent or contract. The useful lives of the Company’s intangible assets are primarily based on the legal or contractual life of the underlying patent or contract, which does not include additional years for the potential extension or renewal of the contract or patent. IPR&D represents the fair value assigned to research and development assets that were acquired prior to its completion. IPR&D is considered an indefinite-lived asset and is not amortized but is tested for impairment annually or when events or circumstances indicate the fair value may be below its carrying value. If and when development is complete, which generally occurs when regulatory approval to market a product is obtained, the associated assets would be deemed finite-lived and would then be amortized based on their respective estimated useful lives at that point in time. The Company’s intangible assets were all acquired as part of the EDT acquisition in the fiscal year ended March 31, 2012, as described in Note 3, Acquisitions.

Foreign Currency

The Company’s functional and reporting currency is the U.S. dollar. Transactions in foreign currencies are recorded at the exchange rate prevailing on the date of the transaction. The resulting monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing on the subsequent balance sheet date. Gains and losses as a result of translation adjustments are recorded within “Other income (expense)” in the accompanying condensed consolidated statement of operations and comprehensive loss.

New Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the FASB or other standard-setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In January 2010, the Company adopted accounting guidance issued by the FASB related to fair value measurements that requires additional disclosure related to transfers in and out of Levels 1 and 2 of the fair value hierarchy. In addition, effective for the Company beginning on April 1, 2011, this standard further requires an entity to present disaggregated information about activity in Level 3 fair value measurements on a gross basis, rather than as one net amount. As this accounting standard only requires enhanced disclosure, the adoption of this newly issued accounting standard did not impact the Company’s financial position or results of operations.

On April 1, 2011, the Company prospectively adopted the accounting guidance related to the milestone method of revenue recognition for research and development arrangements. Under the milestone method, contingent consideration received from the achievement of a substantive milestone is recognized in its entirety in the period in which the milestone is achieved, which the Company believes is more consistent with the substance of its performance under its various licensing and collaboration agreements. A milestone is defined as an event (i) that can only be achieved based in whole or in part on either the entity’s performance or on the occurrence of a specific outcome resulting from the entity’s performance, (ii) for which there is substantive uncertainty at the date the arrangement is entered into that the event will be achieved, and (iii) that would result in additional payments being due to the entity. A milestone is substantive if the consideration earned from the achievement of the milestone is consistent with the Company’s performance required to achieve the milestone, or the increase in value to the collaboration resulting from the Company’s performance, relates solely to the Company’s past performance, and is reasonable relative to all of the other deliverables and payments within the arrangement. The Company’s license and collaboration agreements with its partners provide for payments to the Company upon the achievement of development milestones, such as the completion of clinical trials or regulatory approval for drug candidates. As of April 1, 2011, the Company’s agreements with partners included potential future payments for development milestones aggregating $17.0 million. Given the challenges inherent in developing and obtaining approval for pharmaceutical and biologic products, there was substantial uncertainty as to whether any such milestones would be achieved at the time these licensing and collaboration agreements were entered into. In addition, the Company evaluated whether the development milestones met the remaining criteria to be considered substantive. As a result of the Company’s analysis, the Company considers its development milestones to be substantive and, accordingly, the Company expects to recognize as revenue future payments received from such milestones as it achieves each milestone. The election to adopt the milestone method did not impact the Company’s historical financial position at April 1, 2011. This policy election may result in revenue recognition patterns for future milestones that are materially different from those recognized for milestones received prior to adoption. During the nine months ended December 31, 2011, the Company recognized into revenue $3.0 million upon the achievement of developmental milestones during this period. During the nine months ended December 31, 2011, the Company recognized into revenue an aggregate of $8.0 million upon the achievement of milestones where there were no remaining performance obligations under the associated agreements.

Milestone payments received prior to April 1, 2011 from arrangements where the Company has continuing performance obligations have been deferred and are recognized through the application of a proportional performance model where the milestone payment is recognized over the related performance period or, in full, when there are no remaining performance obligations. The Company makes its best estimate of the period of time for the performance period. The Company will continue to recognize milestone payments received prior to April 1, 2011 in this manner. As of December 31, 2011, the Company has deferred revenue of $5.0 million from milestone payments received prior to April 1, 2011 that will be recognized ratably through 2018.

In June 2011, the FASB issued guidance related to the presentation of comprehensive income. This accounting standard (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. The amendments in this accounting standard do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income nor do the amendments affect how earnings per share is calculated or presented. This standard is required to be applied retrospectively and is effective for fiscal years and interim periods within those years beginning after December 15, 2011. As this accounting standard only requires enhanced disclosure, the adoption of this standard will not impact the Company’s financial position or results of operations.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Alkermes, Inc. and its wholly-owned subsidiaries: Alkermes Controlled Therapeutics, Inc. (“ACT I”); Alkermes Europe, Ltd. and RC Royalty Sub LLC (“Royalty Sub”). The assets of Royalty Sub are not available to satisfy obligations of Alkermes and its subsidiaries, other than the obligations of Royalty Sub, and the assets of Alkermes are not available to satisfy obligations of Royalty Sub. Intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with accounting principles generally accepted in the United States (“U.S.”) (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses and related disclosure of contingent assets and liabilities. On an ongoing basis, the Company evaluates its estimates and judgments and methodologies, including those related to revenue recognition and related allowances, its collaborative relationships, clinical trial expenses, the valuation of inventory, impairment and amortization of long-lived assets, share-based compensation, income taxes including the valuation allowance for deferred tax assets, valuation of investments, contingencies, litigation, and restructuring charges. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results may differ from these estimates under different assumptions or conditions.

Cash and Cash Equivalents

The Company values its cash and cash equivalents at cost plus accrued interest, which the Company believes approximates their market value. The Company considers only those investments which are highly liquid, readily convertible into cash and that mature within three months from the date of purchase to be cash equivalents.

Investments

The Company has investments in various types of securities including U.S. government and agency obligations, debt securities issued by foreign agencies and backed by foreign governments and corporate debt securities. The Company also has strategic equity investments which includes the common stock of a public company with which the Company has a collaborative arrangement. The Company generally holds its interest-bearing investments with major financial institutions and in accordance with documented investment policies, the Company limits the amount of credit exposure to any one financial institution or corporate issuer. At March 31, 2011, substantially all these investments are classified as available-for-sale and are recorded at fair value. Holding gains and losses on these investments are considered “unrealized” and are reported within “Accumulated other comprehensive (loss) income,” a component of shareholders’ equity. The Company uses the specific identification method for reclassifying unrealized gains and losses into earnings when investments are sold. Certain of the Company’s money market funds and held-to-maturity investments are restricted investments held as collateral under letters of credit related to certain of the Company’s service provider agreements and lease agreements, respectively, and are included in “Investments — short-term” and “Investments — long-term”, respectively, in the consolidated balance sheets.

The Company conducts periodic reviews to identify and evaluate each investment that has an unrealized loss, in accordance with the meaning of other-than-temporary impairment and its application to certain investments, as required by GAAP. An unrealized loss exists when the current fair value of an individual security is less than its amortized cost basis. Unrealized losses on available-for-sale securities that are determined to be temporary, and not related to credit loss, are recorded in accumulated other comprehensive (loss) income.

For available-for-sale debt securities with unrealized losses, the Company performs an analysis to assess whether it intends to sell or whether it would more likely than not be required to sell the security before the expected recovery of the amortized cost basis. If the Company intends to sell a security, or may be required to do so, the security’s decline in fair value is deemed to be other-than-temporary and the full amount of the unrealized loss is recorded within earnings as an impairment loss. Regardless of the Company’s intent to sell a security, the Company performs additional analysis on all securities with unrealized losses to evaluate losses associated with the creditworthiness of the security. Credit losses are identified where the Company does not expect to receive cash flows sufficient to recover the amortized cost basis of a security.

For equity securities, when assessing whether a decline in fair value below the cost basis is other-than-temporary, the Company considers the fair market value of the security, the duration of the security’s decline, and the financial condition of the issuer. The Company then considers its intent and ability to hold the equity security for a period of time sufficient to recover its carrying value. Where the Company has determined that it lacks the intent and ability to hold an equity security to its expected recovery, the security’s decline in fair value is deemed to be other-than-temporary and is recorded within operations as an impairment loss.

Fair Value of Financial Instruments

The Company’s financial assets and liabilities are recorded at fair value and are classified as Level 1, 2 or 3 within the fair value hierarchy, as described in the accounting standards for fair value measurement. The Company’s financial assets and liabilities consist of cash equivalents and investments and are classified within the fair value hierarchy as follows:

Level 1 — these valuations are based on a market approach using quoted prices in active markets for identical assets. Valuations of these products do not require a significant degree of judgment. Assets utilizing Level 1 inputs include investments in money market funds, U.S. government and agency debt securities, debt securities issued and backed by foreign governments, and strategic equity investments;

Level 2 — these valuations are based on a market approach using quoted prices obtained from brokers or dealers for similar securities or for securities for which the Company has limited visibility into their trading volumes. Valuations of these financial instruments do not require a significant degree of judgment. Assets utilizing Level 2 inputs include investments in corporate debt securities that are trading in the credit markets;

Level 3 — these valuations are based on an income approach using certain inputs that are unobservable and are significant to the overall fair value measurement. Valuations of these products require a significant degree of judgment. Assets utilizing Level 3 inputs primarily consist of investments in certain corporate debt securities, auction rate securities and asset backed securities that are not trading in the credit markets.

The carrying amounts reflected in the consolidated balance sheets for cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued expenses approximate fair value due to their short-term nature.

Inventory

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Included in inventory are raw materials used in production of pre-clinical and clinical products, which have alternative future use and are charged to research and development (“R&D”) expense when consumed. VIVITROL inventory that is in the distribution channel is classified as “consigned-out inventory.”

Property, Plant and Equipment

Property, plant and equipment are recorded at cost, subject to review for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Expenditures for repairs and maintenance are charged to expense as incurred and major renewals and improvements are capitalized. Depreciation is calculated using the straight-line method over the following estimated useful lives of the assets:

Asset group	Term

Buildings and improvements	25 years
Furniture, fixtures and equipment	3 - 7 years
Leasehold improvements	Shorter of useful life or lease term (1 - 10 years)

Impairment of Long-Lived Assets

The Company reviews long-lived assets to be held and used, including property, plant and equipment, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written-down to their estimated fair values. Long-lived assets to be disposed of are carried at fair value less costs to sell them.

Asset Retirement Obligations

The Company recognized an asset retirement obligation for an obligation to remove leasehold improvements and other related activities at the conclusion of the Company’s lease for its AIR® manufacturing facility located in Chelsea, Massachusetts. The carrying amount of the asset retirement obligation at March 31, 2011 and 2010, was $1.7 million and $1.5 million, respectively, and is included within “Other Long-Term Liabilities” in the accompanying consolidated balance sheets. The following table shows changes in the carrying amount of the Company’s asset retirement obligation for the years ended March 31, 2011 and 2010:

Carrying
Amount
(In thousands)

Balance, April 1, 2009	$1,397
Accretion expense	140

Balance, March 31, 2010	$1,537
Accretion expense	155

Balance, March 31, 2011	$1,692

Revenue Recognition

Manufacturing revenues — The Company recognizes manufacturing revenues from the sale of RISPERDAL CONSTA to Janssen Pharmaceutica, Inc., a division of Ortho-McNeil-Janssen Pharmaceuticals, Inc. and Janssen Pharmaceutica International, a division of Cilag International (together, “Janssen”), from the sale of polymer to Amylin Pharmaceuticals, Inc., (“Amylin”) for use in BYDUREONtm, from the sale of VIVITROL to Cilag GmbH International (“Cilag”), an affiliate of Janssen, for sale in Russia and other countries in the Commonwealth of Independent States (“CIS”), and from the sale of VIVITROL to Cephalon, Inc. (“Cephalon”) prior to the termination of the VIVITROL collaboration on December 1, 2008.

Manufacturing revenues are recognized when persuasive evidence of an arrangement exists, delivery has occurred and title to the product and associated risk of loss has passed to the customer, the sales price is fixed or determinable and collectability is reasonably assured. Manufacturing revenues recognized by the Company for RISPERDAL CONSTA are based on information supplied to the Company by Janssen and require estimates to be made. Differences between the actual manufacturing revenues and estimated manufacturing revenues are reconciled and adjusted for in the period in which they become known. The Company records manufacturing revenues under its agreements with Amylin and Cilag at an agreed upon price upon shipment of the product.

Prior to December 1, 2008, the Company manufactured and sold VIVITROL exclusively to Cephalon for sale of the product in the U.S. under certain manufacturing and supply arrangements. The Company recorded manufacturing revenues upon shipment of the product to Cephalon at cost plus a manufacturing profit of 10%.

Royalty revenue — The Company receives royalties related to the sale of RISPERDAL CONSTA under certain license arrangements with Janssen. The Company also receives royalties related to the sale of VIVITROL in Russia under a license arrangement with Cilag. Royalty revenues are earned in the period the products are sold by Janssen and Cilag.

Product sales, net — The Company’s product sales consist of sales of VIVITROL in the U.S. to wholesalers, specialty distributors and specialty pharmacies. The Company started to record product sales, net, upon the termination of the VIVITROL collaboration with Cephalon in December 2008. Product sales are recognized from the sale of VIVITROL when persuasive evidence of an arrangement exists, title to the product and associated risk of loss has passed to the customer, which is considered to occur when the product has been received by the customer, the sales price is fixed or determinable, and collectability is reasonably assured. The Company defers the recognition of product sales on shipments of VIVITROL to its customers until the product has left the distribution channel, as it does not yet have sufficient sales history to reasonably estimate returns related to these shipments. The Company estimates product shipments out of the distribution channel through data provided by external sources, including information on inventory levels provided by its customers in the distribution channel, as well as prescription information. In order to match the cost of goods sold related to products shipped to customers with the associated revenue, the Company defers the recognition of the cost of goods sold to the period in which the associated revenue is recognized.

The Company records its product sales net of the following significant categories of sales discounts and allowances as a reduction of product sales at the time VIVITROL is shipped into the distribution channel and are adjusted for inventory in the distribution channel.:

•	Medicaid Rebates — The Company records accruals for rebates to states under the Medicaid Drug Rebate Program as a reduction of sales when the product is shipped into the distribution channel. The Company rebates individual states for all eligible units purchased under the Medicaid program based on a rebate per unit calculation, which is based on its Average Manufacturer Price (“AMP”). The Company estimates expected unit sales and rebates per unit under the Medicaid program and adjusts its rebate estimates based on actual unit sales and rebates per unit.

•	Chargebacks — wholesaler and specialty pharmacy chargebacks are discounts that occur when contracted customers purchase directly from an intermediary wholesale purchaser. Contracted customers, which primarily consist of federal government agencies purchasing under the federal supply schedule, generally purchase the product at its contracted price, plus a mark-up from the wholesaler. The wholesaler, in-turn, charges back to the Company the difference between the price initially paid by the wholesaler and the contracted price paid to the wholesaler by the customer. The allowance for wholesaler chargebacks is based on actual and expected utilization of these programs. Wholesaler chargebacks could exceed historical experience and the Company’s estimates of future participation in these programs. To date, actual wholesaler chargebacks have not differed materially from the Company’s estimates.

•	Wholesaler Fees — cash consideration, including sales incentives, given by the Company under distribution service agreements with a number of wholesaler, distributor and specialty pharmacy customers that provide them with the opportunity to earn discounts in exchange for the performance of certain services.

Research and development revenue under collaborative arrangements — R&D revenue under collaborative arrangements consists of nonrefundable R&D funding under collaborative arrangements with collaborative partners. R&D funding generally compensates the Company for formulation, preclinical and clinical testing related to the collaborative research programs. The Company generally bills its partners under collaborative arrangements using a single full-time equivalent (“FTE”) or hourly rate. This rate is established by the Company based on its annual budget of employee compensation, employee benefits and billable non-project-specific costs, and is generally increased annually based on increases in the consumer price index. Each collaborative partner is billed using a FTE or hourly rate for the hours worked by the Company’s employees on a particular project, plus direct external costs, if any.

The Company recognizes R&D revenue under collaborative arrangements over the term of the applicable agreements through the application of a proportional performance model where revenue is recognized equal to the lesser of the amount due under the agreements or the amount based on the proportional performance to date. The Company recognizes nonrefundable payments and fees for the licensing of technology or intellectual property rights over the related performance period or, in full, when there are no remaining performance obligations. Nonrefundable payments and fees are recorded as deferred revenue upon receipt and may require deferral of revenue recognition to future periods.

Net collaborative profit — Net collaborative profit relates to the Company’s revenue recognition in connection with the License and Collaboration Agreement and Supply Agreement (together, the “Agreements”) entered into with Cephalon in June 2005, later amended in October 2006 (the “Amendments”), for sale of VIVITROL in the U.S. For purposes of revenue recognition, the deliverables under these Agreements were separated into three units of accounting: (i) net losses on the products; (ii) manufacturing of the products; and (iii) the product license.

As discussed in Note 13, “Collaborative Arrangements,” the Company and Cephalon agreed to end the VIVITROL collaboration, effective December 1, 2008 (the “Termination Date”). In connection with the termination of the collaboration, the Company recognized $120.7 million of net collaborative profit, consisting of $113.9 million of unearned milestone revenue and $6.8 million of deferred revenue remaining at the Termination Date. The Company received $11.0 million from Cephalon as payment to fund its share of estimated VIVITROL product losses during the one-year period following the Termination Date, and the Company recognized this payment as net collaborative profit through the application of a proportional performance model based on VIVITROL product losses.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk are accounts receivable and marketable securities. Billings to large pharmaceutical companies account for the majority of the Company’s accounts receivable and collateral is generally not required from these customers. To mitigate credit risk, the Company monitors the financial performance and credit worthiness of its customers. The following represents revenue and receivables from the Company’s customers exceeding 10% of the total in each category as of, and for the year ended, March 31:

	2011		2010		2009
Customer	Receivables	Revenue	Receivables	Revenue	Receivables	Revenue

Janssen	75%	83%	86%	83%	84%	46%
Cephalon	—	—	—	3%	15%	41%

The Company generally holds its interest-bearing investments with major financial institutions and in accordance with documented investment policies, the Company limits the amount of credit exposure to any one financial institution or corporate issuer. The Company’s investment objectives are, first, to assure liquidity and conservation of capital and, second, to obtain investment income.

Research and Development Expenses

The Company’s R&D expenses include internally and externally generated costs incurred in conjunction with the development of the Company’s technologies, proprietary product candidates, collaborators’ product candidates and in-licensing arrangements. Internally generated costs include employee compensation, laboratory supplies, temporary help costs, external research costs, consulting costs, occupancy costs, depreciation expense and other allocable costs directly related to the Company’s R&D activities. External research costs relate to toxicology and pharmacokinetic studies and clinical trials that are performed for the Company under contract by external companies, hospitals or medical centers as well as upfront fees and milestones paid to collaborators.

A significant portion of the Company’s internally generated R&D expenses (including laboratory supplies, travel, dues and subscriptions, recruiting costs, temporary help costs, consulting costs and allocable costs such as occupancy and depreciation) are not tracked by project as they benefit multiple projects or the Company’s technologies in general. Externally generated R&D expenses are tracked by project and certain of these expenses are reimbursed to the Company by its partners. The Company accounts for its R&D expenses on a departmental and functional basis in accordance with its budget and management practices. All such costs are expensed as incurred.

Share-Based Compensation

The Company’s share-based compensation programs grant awards which include stock options and restricted stock units (“RSU”), which vest with the passage of time and, to a limited extent, vest based on the achievement of certain performance or market criteria. Certain of the Company’s employees are retirement eligible under the terms of the Company’s stock option plans (the “Plans”) and stock option awards to these employees generally vest in full upon retirement. Since there are no effective future service requirements for these employees, the fair value of these awards is expensed in full on the grant date.

Stock Options

Stock option grants to employees generally expire ten years from the grant date and generally vest one-fourth per year over four years from the anniversary of the date of grant, provided the employee remains continuously employed with the Company, except as otherwise provided in the plan. Stock option grants to directors are for ten-year terms and generally vest over a six month period provided the director continues to serve on the Company’s board of directors through the vesting date, except as otherwise provided in the plan. The estimated fair value of options is recognized over the requisite service period, which is generally the vesting period. Share-based compensation expense is based on awards ultimately expected to vest. Forfeitures are estimated based on historical experience at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates.

The fair value of stock option grants is based on estimates as of the date of grant using a Black-Scholes option valuation model. The Company used historical data as the basis for estimating option terms and forfeitures. Separate groups of employees that have similar historical stock option exercise and forfeiture behavior are considered separately for valuation purposes. The ranges of expected terms disclosed below reflect different expected behavior among certain groups of employees. Expected stock volatility factors are based on a weighted average of implied volatilities from traded options on the Company’s common stock and historical stock price volatility of the Company’s common stock, which is determined based on a review of the weighted average of historical daily price changes of the Company’s common stock. The risk-free interest rate for periods commensurate with the expected term of the share option is based on the U.S. treasury yield curve in effect at the time of grants. The dividend yield on the Company’s common stock is estimated to be zero as the Company has not paid and does not expect to pay dividends. The exercise price of options granted prior to October 7, 2008 equals the average of the high and low of the Company’s common stock traded on the NASDAQ Select Stock Global Market on the date of grant. Beginning with the adoption of the Alkermes, Inc. 2008 Stock Option and Incentive Plan (the “2008 Plan”), the exercise price of option grants made after October 7, 2008 is equal to the closing price of the Company’s common stock traded on the NASDAQ Select Stock Global Market on the date of grant.

The fair value of each stock option grant was estimated on the grant date with the following weighted-average assumptions:

Year Ended March 31,
	2011	2010	2009

Expected option term	5 - 7 years	5 - 7 years	5 - 7 years
Expected stock volatility	46% - 51%	38% - 49%	36% - 46%
Risk-free interest rate	1.11% - 3.42%	1.83% - 3.05%	1.66% - 3.52%
Expected annual dividend yield	—	—	—

Time-Vested Restricted Stock Units

Time-vested RSU’s awarded to employees generally vest one-fourth per year over four years from the anniversary of the date of grant, provided the employee remains continuously employed with the Company. Shares of the Company’s common stock are delivered to the employee upon vesting, subject to payment of applicable withholding taxes. The fair value of time-vested RSU’s is based on the market value of the Company’s stock on the date of grant. Compensation expense, including the effect of forfeitures, is recognized over the applicable service period.

Performance-Based Restricted Stock Units

The Company has RSU’s that vest upon the achievement of certain performance criteria and RSU’s that vest upon the achievement of a market condition. Shares of the Company’s common stock are delivered to the employee upon vesting, subject to payment of applicable withholding taxes. The estimated fair value of the RSU’s that vest upon the achievement of certain performance criteria is based on the market value of the Company’s stock on the date of grant. The estimated fair value of the RSU’s that vest upon the achievement of a market condition was determined through the use of a Monte Carlo simulation model, which utilizes input variables that determine the probability of satisfying the market condition stipulated in the award and calculates the fair market value for the performance award.

Compensation expense for RSU’s that vest upon the achievement of performance criteria is recognized from the moment the Company determines the performance criteria will be met to the date the Company deems the event is likely to occur. Cumulative adjustments are recorded quarterly to reflect subsequent changes in the estimated outcome of performance-related conditions until the date results are determined. Compensation expense for RSU’s that vest upon the achievement of a market condition is recognized over a derived service period as determined by the Monte Carlo simulation model. The vesting of these awards is subject to the respective employees’ continued employment.

Income Taxes

The Company recognizes income taxes under the asset and liability method. Deferred income taxes are recognized for differences between the financial reporting and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which the differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. The Company accounts for uncertain tax positions using a “more-likely-than-not” threshold for recognizing and resolving uncertain tax positions. The evaluation of uncertain tax positions is based on factors including, but not limited to, changes in tax law, the measurement of tax positions taken or expected to be taken in tax returns, the effective settlement of matters subject to audit, new audit activity and changes in facts or circumstances related to a tax position. The Company evaluates this tax position on a quarterly basis. The Company also accrues for potential interest and penalties related to unrecognized tax benefits in income tax expense.

Comprehensive (Loss) Income

Comprehensive (loss) income consists of net (loss) income and other comprehensive (loss) income. Other comprehensive (loss) income includes changes in equity that are excluded from net (loss) income, such as unrealized holding gains and losses on available-for-sale marketable securities.

(Loss) Earnings per Share

Basic (loss) earnings per share is calculated based upon net (loss) income available to holders of common shares divided by the weighted average number of shares outstanding. For the calculation of diluted (loss) earnings per share, the Company uses the weighted average number of shares outstanding, as adjusted for the effect of potential dilutive securities, including stock options and restricted stock units.

Segment Information

The Company operates as one segment, which is the business of developing, manufacturing and commercializing innovative medicines for the treatment of prevalent, chronic diseases. The Company’s chief decision maker, the Chairman, President and Chief Executive Officer, reviews the Company’s operating results on an aggregate basis and manages the Company’s operations as a single operating unit.

Employee Benefit Plans

The Company maintains a 401(k) retirement savings plan (the “401(k) Plan”), which covers substantially all of its employees. Eligible employees may contribute up to 100% of their eligible compensation, subject to certain Internal Revenue Service limitations. The Company matches 50% of the first 6% of employee pay, and employee and Company contributions are fully vested when made. During the years ended March 31, 2011, 2010 and 2009, the Company contributed $2.0 million, $1.8 million and $1.7 million, respectively, to match employee deferrals under the 401(k) Plan.

New Accounting Pronouncements

In September 2009, the Emerging Issues Task Force (“EITF”) of the Financial Accounting Standards Board (“FASB”) issued accounting guidance related to revenue recognition that amends the previous guidance on arrangements with multiple deliverables. The new guidance provides accounting principles and application guidance on whether multiple deliverables exist, how the arrangement should be separated, and provides for separate revenue recognition based upon management’s estimate of the selling price for an undelivered item when there is no other means to determine the fair value of that undelivered item. Accounting guidance previously required that the fair value of the undelivered item be the price of the item either sold in a separate transaction between unrelated third parties or the price charged for each item when the item is sold separately by the vendor. This was difficult to determine when the product was not individually sold because of its unique features. Under the previous guidance, if the fair value of all of the elements in the arrangement was not determinable, then revenue was deferred until all of the items were delivered or fair value was determined. This guidance is effective prospectively for revenue arrangements entered into or materially modified in the Company’s fiscal year beginning April 1, 2011, and the Company determined that this standard will not have a significant impact on its historical consolidated financial statements.

In January 2010, the FASB issued accounting guidance related to fair value measurements that requires additional disclosure related to transfers in and out of Levels 1 and 2 of the fair value hierarchy. The guidance also requires additional disclosure for activity within Level 3 of the fair value hierarchy. The guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 and describe the reasons for the transfers. In addition, this guidance requires a reporting entity to present information separately about purchases, sales issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs, or Level 3 inputs. This accounting standard was effective for interim and annual reporting periods beginning after December 31, 2009, other than for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements. Those disclosures are effective for the Company’s fiscal year beginning April 1, 2011. The Company adopted all provisions of this pronouncement, except for those related to the disclosure of disaggregated Level 3 activity, on January 1, 2010, and as this guidance only amends required disclosures in the Company’s condensed consolidated financial statements, it did not have an effect upon the Company’s financial position or results of operations. The Company determined that the adoption of the remaining provisions of this amendment will not have a significant impact on its consolidated financial statements.

In April 2010, the FASB issued accounting guidance related to the milestone method of revenue recognition for R&D arrangements. Under this guidance, the Company may recognize revenue contingent upon the achievement of a milestone in its entirety, in the period in which the milestone is achieved, only if the milestone meets all the criteria within the guidance to be considered substantive. This guidance is effective on a prospective basis for R&D milestones achieved in the Company’s fiscal year beginning April 1, 2011. The Company will implement this guidance prospectively, and the effect of this guidance will be limited to future transactions. The Company determined that the adoption of this standard will not have a material impact on its historical financial position or results of operations.

In December 2010, the FASB issued accounting guidance related to how pharmaceutical manufacturers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act of 2010 (together the “Acts”). The Acts impose an annual fee on the pharmaceutical manufacturing industry for each calendar year beginning on or after January 1, 2011. Under the guidance, a liability for this fee should be estimated and recorded in full upon the first qualifying sale with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company adopted the provisions of this pronouncement on January 1, 2011, and the adoption did not have a material effect upon the Company’s financial position or results of operations for the fiscal year ending March 31, 2011 and the Company does not expect the adoption of this pronouncement to have a material effect on it in the near future.

ACQUISITIONS	9 Months Ended
Dec. 31, 2011
ACQUISITIONS
ACQUISITIONS

3. ACQUISITIONS

On September 16, 2011, the Company acquired EDT from Elan in a transaction accounted for under the acquisition method of accounting for business combinations, in exchange for $500.0 million in cash and 31.9 million ordinary shares of Alkermes, valued at $525.1 million based on a stock price of $16.46 per share on the acquisition date. Under the acquisition method of accounting, the assets acquired and liabilities assumed were recorded as of the acquisition date, at their respective fair values. The reported consolidated financial condition and results of operations after completion of the acquisition reflect these fair values. EDT’s results of operations are included in the consolidated financial statements from the date of acquisition.

Prior to the acquisition, EDT, which was a division of Elan, developed and manufactured pharmaceutical products that deliver clinical benefits to patients using EDT’s experience and proprietary drug technologies in collaboration with other pharmaceutical companies worldwide. EDT’s two principal drug technology platforms are the oral controlled release platform (“OCR”) and the bioavailability enhancement platform, including EDT’s NanoCrystal® technology. The Company acquired EDT to diversify its commercialized product portfolio and pipeline candidates, enhance its financial resources in order to invest in its proprietary drug candidates, pursue additional growth opportunities and reduce its cost of capital.

During the nine months ended December 31, 2011, the Company incurred approximately $26.7 million in expenses related to the EDT acquisition, which primarily consist of banking, legal, accounting and valuation-related expenses. These expenses have been recorded within “Selling, general and administrative expense” in the accompanying condensed consolidated statement of operations and comprehensive loss. During the three and nine months ended December 31, 2011, the Company’s results of operations included revenues of $74.4 million and $83.4 million and net income of $14.2 million and $14.9 million from the acquired EDT business.

The purchase price of the EDT business was as follows (in thousands):

Upfront payment in accordance with the merger agreement	$500,000
Equity consideration in accordance with the merger agreement	525,074
Total purchase price	$1,025,074

The purchase price allocation resulted in the following amounts being allocated to the assets acquired and liabilities assumed at the acquisition date based upon their respective fair values summarized below (in thousands):

Cash	$5,225
Receivables	59,398
Inventory	29,669
Prepaid expenses and other current assets	1,806
Property plant and equipment	210,558
Acquired identifiable intangible assets	689,000
Goodwill	105,700
Other assets	4,360
Accounts payable and accrued expenses	(19,851)
Deferred tax liabilities	(60,207)
Other long-term liabilities	(584)
Total	$1,025,074

Asset categories acquired in the EDT acquisition included working capital, long-term assets and liabilities, fixed assets and identifiable intangible assets, including IPR&D. The allocation of the purchase price for the acquisition has been prepared on a preliminary basis and changes to that allocation may occur as additional information becomes available. During the three months ended December 31, 2011, the Company recorded an increase to goodwill of $0.7 million as a result of changes to the acquisition-date fair value of working capital, property, plant and equipment and acquired identifiable intangible asset accounts.

The intangible assets acquired include the following (in thousands):

Collaboration agreements	$499,700
NanoCrystal technology	74,600
OCR technology	66,300
In-process research and development	45,800
Trademark	2,600
Total	$689,000

Intangible assets associated with collaboration agreements relate to the several collaboration agreements EDT has in place with third-party pharmaceutical companies related to the development and commercialization of products or an improvement to existing products based on EDT’s experience with drug delivery systems and their technology platforms. Intangible assets associated with IPR&D relate to various preclinical EDT product candidates. The estimated fair value for the collaboration agreements and IPR&D was determined using the excess earnings approach. The excess earnings approach includes projecting revenue and costs attributable to the associated collaboration agreement or product candidate and then subtracting the required return related to other contributory assets used in the business to determine any residual excess earnings attributable to the collaboration agreement or product candidate. The after-tax excess earnings are then discounted to present value using an appropriate discount rate. The estimated useful life of the collaboration agreements is 12 years.

The NanoCrystal and OCR technologies are platform technologies that are used in both currently marketed products and potential future products currently under development. The estimated fair value of these technologies was determined using the relief from royalty method, an approach under which fair value is estimated to be the present value of royalties saved because the Company owns the intangible assets and therefore does not have to pay a royalty for its use. The estimated useful lives of the NanoCrystal and OCR technologies are 13 and 12 years, respectively.

The estimated fair value of the EDT trademark was determined using the relief from royalty method. The Company does not expect to use the EDT trademark beyond March 31, 2012 and, as a result, the Company will amortize the full value of the trademark over the remainder of the fiscal year.

The excess of purchase price over the fair value amounts assigned to the assets acquired and liabilities assumed represents the goodwill amount resulting from the acquisition. The Company does not expect any portion of this goodwill to be deductible for tax purposes. The goodwill attributable to the acquisition of EDT has been recorded as a noncurrent asset and is not amortized, but is subject to an annual review for impairment. The factors that contributed to the recognition of goodwill included the synergies that are specific to the Company’s business and not available to market participants, including the Company’s unique ability to leverage its knowledge in the areas of drug delivery and development of innovative medicines to improve patients’ lives, the acquisition of a talented workforce that brings translational medicine expertise to the Company’s preclinical compounds and the Company’s ability to utilize its research capacity to develop additional compounds using the acquired technologies.

Pro forma financial information (unaudited)

The following unaudited pro forma information presents the combined results of operations for the three months ended December 31, 2010 and nine months ended December 31, 2011 and 2010 as if the acquisition of EDT had been completed on April 1, 2010. The unaudited pro forma results do not reflect any material adjustments, operating efficiencies or potential cost savings which may result from the consolidation of operations but do reflect certain adjustments expected to have a continuing impact on the combined results.

	Three Months
	Ended	Nine Months Ended
	December 31,	December 31,
(In thousands, except per share data)	2010	2011	2010

Revenues	$122,507	$368,570	$333,194
Net loss	$(7,683)	$(21,705)	$(31,631)
Basic and diluted loss per common share	$(0.06)	$(0.17)	$(0.25)

INVESTMENTS	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
INVESTMENTS
INVESTMENTS

4. INVESTMENTS

Investments consist of the following:

		Gross Unrealized
			Losses
	Amortized		Less than	Greater than	Estimated
	Cost	Gains	One Year	One Year	Fair Value
	(In thousands)
December 31, 2011
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$90,420	$103	$(1)	$—	$90,522
International government agency debt securities	20,580	47	(14)	—	20,613
Corporate debt securities	11,065	41	—	—	11,106
	122,065	191	(15)	—	122,241
Held-to-maturity securities:
Certificates of deposit	4,236	—	—	—	4,236
U.S. government obligations	417	—	—	—	417
	4,653	—	—	—	4,653
Money market funds	1,202	—	—	—	1,202
Total short-term investments	127,920	191	(15)	—	128,096
Long-term investments:
Available-for-sale securities:
International government agency debt securities	11,095	—	(31)	—	11,064
Corporate debt securities	8,010	—	—	(424)	7,586
Strategic investments	644	31	—	—	675
	19,749	31	(31)	(424)	19,325
Held-to-maturity securities:
Certificates of deposit	1,200	—	—	—	1,200
	1,200	—	—	—	1,200
Total long-term investments	20,949	31	(31)	(424)	20,525
Total investments	$148,869	$222	$(46)	$(424)	$148,621

March 31, 2011
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$117,298	$129	$(1)	$—	$117,426
Corporate debt securities	20,973	48	—	(4)	21,017
International government agency debt securities	23,048	236	—	—	23,284
	161,319	413	(1)	(4)	161,727
Money market funds	1,201	—	—	—	1,201
Total short-term investments	162,520	413	(1)	(4)	162,928
Long-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	57,709	—	(804)	—	56,905
International government agency debt securities	15,281	—	(93)	—	15,188
Corporate debt securities	15,140	—	(29)	(328)	14,783
Strategic investments	644	31	—	—	675
	88,774	31	(926)	(328)	87,551
Held-to-maturity securities:
Certificates of deposit	5,440	—	—	—	5,440
U.S. government obligations	417	—	—	—	417
	5,857	—	—	—	5,857
Total long-term investments	94,631	31	(926)	(328)	93,408
Total investments	$257,151	$444	$(927)	$(332)	$256,336

The Company’s strategic investments include common stock in public companies with which the Company has or had a collaborative arrangement.

The proceeds from the sales and maturities of marketable securities, excluding strategic equity investments, which were primarily reinvested and resulted in realized gains and losses, were as follows:

	Nine Months Ended
	December 31,
(In thousands)	2011	2010
Proceeds from the sales and maturities of marketable securities	$267,604	$349,546
Realized gains	$37	$70
Realized losses	$(11)	$(31)

The Company’s available-for-sale and held-to-maturity securities at December 31, 2011 have contractual maturities in the following periods:

	Available-for-sale		Held-to-maturity
	Amortized	Estimated	Amortized	Estimated
(In thousands)	Cost	Fair Value	Cost	Fair Value
Within 1 year	$70,038	$70,107	$5,853	$5,853
After 1 year through 5 years	71,132	70,784	—	—
Total	$141,170	$140,891	$5,853	$5,853

At December 31, 2011, the Company believes that the unrealized losses on its available-for-sale investments are temporary. The investments with unrealized losses consist primarily of corporate debt securities. In making the determination that the decline in fair value of these securities was temporary, the Company considered various factors, including but not limited to: the length of time each security was in an unrealized loss position; the extent to which fair value was less than cost; financial condition and near-term prospects of the issuers; and the Company’s intent not to sell these securities and the assessment that it is more likely than not that the Company would not be required to sell these securities before the recovery of their amortized cost basis.

The Company’s investment in Acceleron Pharma, Inc. (“Acceleron”) was $8.7 million and $8.5 million at December 31, 2011 and March 31, 2011, respectively, which is recorded within “Other assets” in the accompanying condensed consolidated balance sheets. The Company accounts for its investment in Acceleron under the cost method as Acceleron is a privately-held company over which the Company does not exercise significant influence. The Company will continue to monitor this investment to evaluate whether any decline in its value has occurred that would be other-than-temporary, based on the implied value from any recent rounds of financing completed by Acceleron, market prices of comparable public companies and general market conditions.

The Company’s investment in Civitas Therapeutics, Inc. (“Civitas”) was $2.3 million and $1.3 million at December 31, 2011 and March 31, 2011, respectively, which is recorded within “Other assets” in the accompanying condensed consolidated balance sheets. The Company accounts for its investment in Civitas under the equity method as the Company has an approximately 11% ownership position in Civitas, has a seat on the board of directors and believes it may be able to exercise significant influence over the operating and financial policies of Civitas.

During the three months ended December 31, 2011, Civitas issued 14.3 million shares of Series A preferred stock in exchange for $12.5 million. The Company did not participate in the financing, however, it received 12.4% of these Series A preferred shares in accordance with the terms of its arrangement with Civitas and recorded an increase to its investment in Civitas of $1.5 million. The Company has deferred the recognition of the gain on its investment in Civitas and will recognize it into “other income”, ratably over a period of approximately four years, in the Company’s consolidated statement of operations. In addition, during the nine months ended December 31, 2011, the Company recorded a reduction in its investment in Civitas by $0.6 million, which represented the Company’s proportionate share of Civitas’ net losses for this period.

4.	INVESTMENTS

Investments consist of the following:

		Gross Unrealized
			Losses
	Amortized		Less than	Greater than	Estimated
	Cost	Gains	One Year	One Year	Fair Value
	(In thousands)

March 31, 2011
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$117,298	$129	$(1)	$—	$117,426
Corporate debt securities	20,973	48	—	(4)	21,017
International government agency debt securities	23,048	236	—	—	23,284

	161,319	413	(1)	(4)	161,727

Money market funds	1,201	—	—	—	1,201

Total short-term investments	162,520	413	(1)	(4)	162,928

Long-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	57,709	—	(804)	—	56,905
International government agency debt securities	15,281	—	(93)	—	15,188
Corporate debt securities	15,140	—	(29)	(328)	14,783
Strategic investments	644	31	—	—	675

	88,774	31	(926)	(328)	87,551

Held-to-maturity securities:
Certificates of deposit	5,440	—	—	—	5,440
U.S. government obligations	417	—	—	—	417

	5,857	—	—	—	5,857

Total long-term investments	94,631	31	(926)	(328)	93,408

Total investments	$257,151	$444	$(927)	$(332)	$256,336

March 31, 2010
Short-term investments:
Available-for-sale securities:
U.S. government and agency debt securities	$160,876	$204	$—	$—	$161,080
International government agency debt securities	23,441	136	—	(1)	23,576
Corporate debt securities	15,225	14	—	(2)	15,237
Asset backed debt securities	983	—	—	(24)	959

	200,525	354	—	(27)	200,852

Money market funds	1,201	—	—	—	1,201

Total short-term investments	201,726	354	—	(27)	202,053

Long-term investments:
Available-for-sale securities:
Corporate debt securities	26,109	—	—	(942)	25,167
U.S. government and agency debt securities	24,727	—	(39)	—	24,688
Auction rate securities	10,000	—	—	(1,454)	8,546
International government agency debt securities	3,225	—	(2)	—	3,223
Strategic investments	644	691	—	—	1,335

	64,705	691	(41)	(2,396)	62,959

Held-to-maturity securities:
Certificates of deposit	5,440	—	—	—	5,440
U.S. government obligations	417	—	—	—	417

	5,857	—	—	—	5,857

Total long-term investments	70,562	691	(41)	(2,396)	68,816

Total investments	$272,288	$1,045	$(41)	$(2,423)	$270,869

The proceeds from the sales and maturities of marketable securities, excluding strategic equity investments, which were primarily reinvested and resulted in realized gains and losses, were as follows:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Proceeds from the sales and maturities of marketable securities	$385,511	$516,935	$645,122
Realized gains	$77	$251	$621
Realized losses	$32	$43	$131

The Company’s available-for-sale and held-to-maturity securities at March 31, 2011 have contractual maturities in the following periods:

	Available-for-Sale		Held-to-Maturity
	Amortized	Estimated	Amortized	Estimated
	Cost	Fair Value	Cost	Fair Value
	(In thousands)

Within 1 year	$116,599	$116,850	$5,857	$5,857
After 1 year through 5 years	113,860	113,111	—	—
After 5 years through 10 years	18,990	18,642	—	—

Total	$249,449	$248,603	$5,857	$5,857

As of March 31, 2011, the Company believes that the unrealized losses on its available-for-sale investments are temporary. The investments primarily consist of corporate debt securities and U.S. government and agency debt securities. In making the determination that the decline in fair value of these securities was temporary, the Company considered various factors, including but not limited to: the length of time each security was in an unrealized loss position; the extent to which fair value was less than cost; financial condition and near term prospects of the issuers; and the Company’s intent not to sell these securities and the assessment that it is more likely than not that the Company would not be required to sell these securities before the recovery of their amortized cost basis.

The Company’s strategic equity investments include common stock in public companies with which the Company has or had a collaborative arrangement with. For the years ended March 31, 2011, 2010 and 2009, the Company recognized none, $0.1 million and $1.2 million, respectively, in charges for other-than-temporary impairment losses on its strategic equity investments due to declines in the fair value of the common stock of certain companies which the Company did not believe would recover in the near term.

FAIR VALUE MEASUREMENTS	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

5. FAIR VALUE MEASUREMENTS

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value:

	December 31,
(In thousands)	2011	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$1,201	$1,201	$—	$—
U.S. government and agency debt securities	90,522	90,522	—	—
International government agency debt securities	31,677	26,682	—	4,995
Corporate debt securities	18,692	—	11,106	7,586
Strategic equity investments	675	675	—	—
Interest rate cap contracts	111	—	111	—
Total	$142,878	$119,080	$11,217	$12,581

Liabilities:
Interest rate swap contract	$(421)	$—	$(421)	$—
Total	$(421)	$—	$(421)	$—

	March 31,
	2011	Level 1	Level 2	Level 3
Assets:
Cash equivalents	$1,303	$1,303	$—	$—
U.S. government and agency debt securities	174,331	174,331	—	—
Corporate debt securities	35,801	—	34,754	1,047
International government agency debt securities	38,471	38,471	—	—
Strategic equity investments	675	675	—	—
Total	$250,581	$214,780	$34,754	$1,047

There were no transfers or reclassifications of any securities between Level 1 and Level 2 during the nine months ended December 31, 2011. The following table illustrates the rollforward of the fair value of the Company’s investments whose fair value is determined using Level 3 inputs:

Fair
(In thousands)	Value
Balance, April 1, 2011	$1,047
Investments transferred into Level 3	11,603
Total unrealized losses included in comprehensive loss	(69)
Balance, December 31, 2011	$12,581

During the nine months ended December 31, 2011, there were two investments in corporate debt securities transferred into Level 3 from Level 2 as trading in these securities ceased during the period. Also, during the nine months ended December 31, 2011, there was one investment in an international government agency debt security transferred into Level 3 from Level 1 as trading in this security ceased during the period.

In September and December 2011, the Company entered into interest rate cap agreements, and in September 2011, the Company entered into an interest rate swap agreement. These agreements are described in greater detail in Note 11, Derivative Instruments. The fair value of the Company’s interest rate cap and interest rate swap agreements were based on an income approach, which excludes accrued interest, and takes into consideration then-current interest rates and then-current creditworthiness of the Company or the counterparty, as applicable.

Substantially all of the Company’s corporate debt securities have been classified as Level 2. These securities were initially valued at the transaction price and subsequently valued, at the end of each reporting period, utilizing market observable data. The market observable data includes reportable trades, benchmark yields, credit spreads, broker/dealer quotes, bids, offers, current spot rates and other industry and economic events. The Company validates the prices developed using the market observable data by obtaining market values from other pricing sources, analyzing pricing data in certain instances and confirming that the relevant markets are active.

The Company used a discounted cash flow model to determine the estimated fair value of its Level 3 securities. The assumptions used in the discounted cash flow model included estimates for interest rates, timing of cash flows, expected holding periods and risk-adjusted discount rates, which include provisions for default and liquidity risk, which the Company believes to be the most critical assumptions utilized within the analysis.

The carrying amounts reflected in the condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, other current assets, accounts payable and accrued expenses approximate fair value due to their short-term nature. The fair value of the remaining financial instruments not currently recognized at fair value on the Company’s condensed consolidated balance sheets consist of the Term Loans. The estimated fair value of the Term Loans, which was based on quoted market price indications, is as follows:

	Carrying	Estimated
(In thousands)	Value	Fair Value
First Lien Term Loan	$307,314	$308,838
Second Lien Term Loan	$137,454	$138,600

5.	FAIR VALUE MEASUREMENTS

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis and indicates the fair value hierarchy and the valuation techniques the Company utilized to determine such fair value:

	March 31,
	2011	Level 1	Level 2	Level 3
	(In thousands)

Cash equivalents	$1,303	$1,303	$—	$—
U.S. government and agency debt securities	174,331	174,331	—	—
Corporate debt securities	35,801	—	34,754	1,047
International government agency debt securities	38,471	38,471	—	—
Strategic equity investments	675	675	—	—

Total	$250,581	$214,780	$34,754	$1,047

	March 31,
	2010	Level 1	Level 2	Level 3
	(In thousands)

Cash equivalents and money market funds	$1,289	$1,289	$—	$—
U.S. government and agency debt securities	185,768	185,768	—	—
Corporate debt securities	40,404	—	38,668	1,736
International government agency debt securities	26,799	26,799	—	—
Auction rate securities	8,546	—	—	8,546
Asset backed debt securities	959	—	—	959
Strategic equity investments	1,335	1,335	—	—

Total	$265,100	$215,191	$38,668	$11,241

The following table is a rollforward of the fair value of the Company’s investments whose fair value was determined using Level 3 inputs at March 31, 2011:

Fair
Value
(In thousands)

Balance, April 1, 2010	$11,241
Total unrealized gains included in comprehensive income	1,517
Redemptions, at par value	(10,983)
Investments transferred out of Level 3	(728)

Balance, March 31, 2011	$1,047

During the year ended March 31, 2011, there were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy and there was one transfer between Level 3 and Level 2 as trading resumed for one of the Company’s investments in corporate debt securities. The Company did not recognize any gains or losses on Level 3 securities sold during the year ended March 31, 2011 or still held at March 31, 2011 in the consolidated statements of operations.

Certain of the Company’s investments in corporate debt securities have been classified as Level 2 within the fair value hierarchy. These investments are initially valued at the transaction price and subsequently valued utilizing third party pricing providers or other market observable data. Data used in the analysis include reportable trades, broker/dealer quotes, bids and offers, benchmark yields and credit spreads. The Company validates the prices provided by its third party pricing providers by reviewing their pricing methods, analyzing pricing inputs and confirming that the securities have traded in normally functioning markets. The Company did not adjust or override any fair value measurements provided by its pricing providers as of March 31, 2011 or March 31, 2010.

At March 31, 2011, the Company’s Level 3 investment consists of one corporate debt security. The Company used a discounted cash flow model to determine the estimated fair value of this security. The assumptions used in the discounted cash flow model included estimates for interest rates, timing of cash flows, expected holding periods and risk adjusted discount rates, which include a provision for default and liquidity risk, which the Company believes to be the most critical assumptions utilized within the analysis.

INVENTORY	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
INVENTORY
INVENTORY

6. INVENTORY

Inventory is stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Inventory consists of the following:

	December 31,	March 31,
(In thousands)	2011	2011
Raw materials	$14,259	$3,100
Work in process	12,141	5,843
Finished goods (1)	19,209	11,127
Consigned-out inventory (2)	500	355
Total inventory	$46,109	$20,425

(1)	At December 31, 2011 and March 31, 2011, the Company had $1.2 million and $2.0 million, respectively, of finished goods inventory located at its third-party warehouse and shipping service provider.

(2)	At December 31, 2011 and March 31, 2011, consigned-out inventory relates to VIVITROL® inventory in the distribution channel for which the Company has not recognized revenue.

6.	INVENTORY

Inventory consists of the following:

	March 31,
	2011	2010
	(In thousands)

Raw materials	$3,100	$4,130
Work in process	5,843	7,788
Finished goods(1)	11,127	8,501
Consigned-out inventory(2)	355	234

Inventory	$20,425	$20,653

(1)	At March 31, 2011 and 2010, the Company had $2.0 and 0.7 million, respectively, of finished goods inventory located at its third party warehouse and shipping service provider.

(2)	At March 31, 2011 and 2010, consigned-out inventory relates to VIVITROL inventory in the distribution channel for which the Company had not recognized revenue.

PROPERTY, PLANT AND EQUIPMENT	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

7. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following:

	December 31,	March 31,
(In thousands)	2011	2011
Land	$7,681	$301
Building and improvements	140,488	36,792
Furniture, fixture and equipment	176,415	62,660
Leasehold improvements	45,762	44,779
Construction in progress	37,271	42,194
Subtotal	407,617	186,726
Less: accumulated depreciation	(105,005)	(91,706)
Total property, plant and equipment, net	$302,612	$95,020

7.	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following:

	March 31,
	2011	2010
	(In thousands)

Land	$301	$301
Building and improvements	36,792	36,759
Furniture, fixture and equipment	62,660	62,501
Leasehold improvements	44,779	42,660
Construction in progress	42,194	43,695

Subtotal	186,726	185,916
Less: accumulated depreciation	(91,706)	(89,011)

Total property, plant and equipment, net	$95,020	$96,905

Depreciation expense was $8.7 million, $25.0 million and $10.3 million for the years ended March 31, 2011, 2010 and 2009, respectively. The Company has $0.5 million of fully depreciated equipment acquired under a capital lease at March 31, 2011 and 2010.

During the year ended March 31, 2011, the Company wrote off furniture, fixtures and equipment that had a carrying value of $0.1 million at the time of disposition and received proceeds from the sales of furniture, fixtures and equipment of $0.4 million. During the year ended March 31, 2010, the Company wrote off or sold furniture, fixtures and equipment that had a carrying value of $1.3 million at the time of disposition and received proceeds from the sales of furniture, fixtures and equipment of $0.2 million. During the year ended March 31, 2010, in connection with the Company’s relocation of its corporate headquarters from Cambridge, Massachusetts to Waltham, Massachusetts in the fourth quarter of the year ended March 31, 2010, the Company accelerated the depreciation on laboratory related leasehold improvements located at the Company’s Cambridge facility, which no longer had any benefit or future use to the Company. The amount of accelerated depreciation recorded was $14.1 million.

Amounts included as construction in progress in the consolidated balance sheets primarily include costs incurred for the expansion of the Company’s manufacturing facilities in Ohio. The Company continues to evaluate its manufacturing capacity based on expectations of demand for its products and will continue to record such amounts within construction in progress until such time as the underlying assets are placed into service, or the Company determines it has sufficient existing capacity and the assets are no longer required, at which time the Company would recognize an impairment charge. The Company continues to periodically evaluate whether facts and circumstances indicate that the carrying value of these long-lived assets to be held and used may not be recoverable.

GOODWILL AND INTANGIBLE ASSETS	9 Months Ended
Dec. 31, 2011
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

8. GOODWILL AND INTANGIBLE ASSETS

Intangible assets consist of the following:

		December 31, 2011
	Weighted	Gross	Accumulated	Net
(In thousands)	Amortizable Life	Carrying Amount	Amortization	Carrying Amount
Finite-lived intangible assets:
Collaboration agreements	12	$499,700	$(9,591)	$490,109
NanoCrystal technology	13	74,600	(995)	73,605
OCR technology	12	66,300	(1,721)	64,579
Trademark	—	2,600	(1,406)	1,194
Total finite-lived intangible assets		643,200	(13,713)	629,487
Indefinite-lived intangible assets:
IPR&D	—	45,800	—	45,800
Total		$689,000	$(13,713)	$675,287

The Company recorded goodwill of $105.7 million in September 2011 in connection with the acquisition of EDT. There were no changes to the initial carrying amount of the Company’s goodwill during the nine months ended December 31, 2011. The Company recorded $13.7 million of amortization expense related to its intangible assets during the nine months ended December 31, 2011. Based upon the Company’s most recent analysis, amortization of intangible assets included within its consolidated balance sheet as of December 31, 2011 is expected to be in the range of approximately $42.0 million to $76.0 million annually through fiscal year 2017.

As a result of the qualitative assessment performed as of October 31, 2011, the Company determined that it was not more-likely-than-not that the fair value of the reporting unit was less than its carrying amount, and an impairment of the Company’s goodwill was not recorded.

ACCOUNTS PAYABLE AND ACCRUED EXPENSES	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
ACCOUNTS PAYABLE AND ACCRUED EXPENSES
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

9. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following:

	December 31,	March 31,
(In thousands)	2011	2011
Accounts payable	$23,142	$9,269
Accrued compensation	22,652	17,481
Accrued other	43,182	18,184
Total accounts payable and accrued expenses	$88,976	$44,934

8.	ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consists of the following:

	March 31,
	2011	2010
	(In thousands)

Accounts payable	$9,269	$8,197
Accrued compensation	17,481	15,276
Accrued interest	—	898
Accrued other	18,184	13,510

Total accounts payable and accrued expenses	$44,934	$37,881

LONG-TERM DEBT	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
LONG-TERM DEBT
LONG-TERM DEBT

10. LONG-TERM DEBT

Long-term debt consists of the following:

	December 31,	March 31,
(In thousands)	2011	2011
First Lien Term Loan, due September 16, 2017	$307,314	$—
Second Lien Term Loan, due September 16, 2018	137,454	—
Total	444,768	—
Less: current portion	(3,100)	—
Long-term debt	$441,668	$—

On September 16, 2011, the Company and certain of its subsidiaries, as guarantors, entered into the Term Loans with Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent and as collateral agent, MSSF and HSBC Securities (USA) Inc.,  as co-syndication agents, joint lead arrangers and joint bookrunners, and various other financial institutions, as lenders. The First Lien Term Loan was issued with an original issue discount of $3.1 million, has a term of six years and is secured by a first priority lien on substantially all of the assets and properties of the Company and the guarantors. The Second Lien Term Loan was issued with an original issue discount of $2.8 million, has a term of seven years and is secured by a second priority lien on substantially all of the assets and properties of the Company and the guarantors.

Scheduled maturities with respect to the Term Loans are as follows (in thousands):

Fiscal Year:
2012	$775
2013	3,100
2014	3,100
2015	3,100
2016	3,100
Thereafter	436,825
Total	$450,000

The initial applicable margin for borrowings under the First Lien Term Loan is three-month LIBOR plus 5.25% with respect to LIBOR borrowings and 4.25% with respect to base rate borrowings. The initial applicable margin for borrowings under the Second Lien Term Loan is three-month LIBOR plus 8.00% with respect to LIBOR borrowings and 7.00% with respect to base rate borrowings. Under each of the Term Loans, LIBOR is subject to an interest rate floor of 1.50% and the base rate is subject to an interest rate floor of 2.50%. Commencing upon the completion of the Company’s first fiscal quarter ending after the Business Combination, the applicable margin under the First Lien Term Loan is subject to adjustment each fiscal quarter, based upon meeting a certain consolidated leverage ratio during the preceding quarter. The applicable margin under the Second Lien Term Loan is not subject to adjustment.

Required quarterly principal payments of $0.8 million on the First Lien Term Loan begin on March 31, 2012. In addition, beginning in fiscal year 2013, the Company is required to make principal payments on the First Lien Term Loan for amounts up to 50% of excess cash flows as defined in the First Lien Term Loan credit agreement. The principal amount of the Second Lien Term Loan is due and payable in full on the maturity date. The Company may make prepayments of principal without penalty; however, no principal payments may be made on the Second Lien Term Loan until the First Lien Term Loan has been repaid in full. If prepayments are made prior to September 16, 2012, the Company may be subject to prepayment premium of 1% of the amount of the term loans being repaid if the prepayment is made in connection with a refinancing transaction or 1% of the amount of the outstanding term loans if the prepayment is made in connection with an amendment to the agreement resulting in a refinancing transaction.

Each of the Term Loans has incremental capacity in an amount of $50.0 million, plus additional amounts so long as Alkermes meets certain conditions, including a specified leverage ratio. The agreements governing the Term Loans include a number of restrictive covenants that, among other things, and subject to certain exceptions and baskets, impose operating and financial restrictions on Alkermes, Inc., the Company and the restricted subsidiaries. These financing agreements also contain customary affirmative covenants and events of default. The Company was in compliance with its debt covenants at December 31, 2011.

As part of the Term Loans, the Company is required to enter into and thereafter maintain hedge agreements to the extent necessary to provide that at least 50% of the aggregate principal amount of the Term Loans is subject to either a fixed interest rate or interest rate protection for a period of not less than three years. Pursuant to this term, the Company entered into an interest rate swap agreement and interest rate cap agreements, which are discussed in greater detail in Note 11, Derivative Instruments.

The Company incurred $11.8 million of offering costs associated with the issuance of the Term Loans which were recorded under the caption “Other assets” in the accompanying condensed consolidated balance sheets. The offering costs and original issue discount related to the Term Loans are being amortized to interest expense over the estimated repayment terms using the effective interest method. During the nine months ended December 31, 2011, the Company had amortization expense of $2.1 million related to the offering costs and original issue discount.

9.	LONG-TERM DEBT

Long-term debt consists of the following:

	March 31,
	2011	2010
	(In thousands)

Non-recourse RISPERDAL CONSTA secured 7% Notes	$—	$51,043
Less: current portion	—	(51,043)

Long-term debt	$—	$—

Non-Recourse RISPERDAL CONSTA Secured 7% Notes

On February 1, 2005, the Company, pursuant to the terms of a purchase and sale agreement, sold, assigned and contributed to Royalty Sub the rights of the Company to collect certain royalty payments and manufacturing fees earned under the license and manufacturing and supply agreements with Janssen, in exchange for approximately $144.2 million in cash. Concurrently with the purchase and sale agreement, on February 1, 2005, Royalty Sub issued an aggregate principal amount of $170.0 million of its non-recourse 7% Notes to certain institutional investors in a private placement, for net proceeds of approximately $144.2 million, after the original issue discount and offering costs of approximately $19.7 million and $6.1 million, respectively. The yield to maturity at the time of the offer was 9.75%. The annual cash coupon rate was 7% and was payable quarterly, beginning on April 1, 2005, however, portions of the principal amount that were not paid off in accordance with the expected principal repayment schedule would have accrued interest at 9.75% per annum. Through January 1, 2009, the holders received only quarterly cash interest payments. Beginning on April 1, 2009, principal payments were made to the holders, subject to certain conditions, and the non-recourse 7% Notes were scheduled to mature on January 1, 2012.

On July 1, 2010, in addition to the scheduled principal payment of $6.4 million, the Company fully redeemed the balance of the non-recourse 7% Notes for $39.2 million, representing 101.75% of the outstanding principal balance in accordance with the terms of the Indenture for the non-recourse 7% Notes. As a result of this transaction, the Company recorded charges of $1.4 million relating to the write-off of the unamortized portion of deferred financing costs and $0.8 million primarily related to the premium paid on the redemption of the non-recourse 7% Notes within “interest expense” in the accompanying consolidated statement of operations. The Company previously purchased, in five separate, privately negotiated transactions, an aggregate of $93.0 million in principal amount of its then outstanding non-recourse 7% Notes for $89.4 million during the year ended March 31, 2009. The Company recorded an aggregate loss on the extinguishment of debt related to these transactions of $2.5 million, consisting of $0.9 million of transaction fees and $1.6 million, which was the difference between the carrying value and the purchase price of the non-recourse 7% Notes, within “interest expense” in the accompanying consolidated statement of operations.

During the years ended March 31, 2011, 2010 and 2009, amortization of the original issue discount and offering costs, which were being amortized over the expected principal repayment period ending January 1, 2012, totaled $1.7 million, $1.7 million and $3.7 million, respectively.

DERIVATIVE INSTRUMENTS	9 Months Ended
Dec. 31, 2011
DERIVATIVE INSTRUMENTS
DERIVATIVE INSTRUMENTS

11. DERIVATIVE INSTRUMENTS

In December 2011, the Company entered into an interest rate cap agreement with Morgan Stanley Capital Services LLC (“MSCS”) at a cost of $0.1 million to mitigate the impact of fluctuations in the three-month LIBOR rate at which the Company’s Term Loans bear interest. The interest rate cap agreement expires in December 2013, has a notional value of $160.0 million and is not designated as a hedging instrument. The Company recorded an immaterial amount of gain as other income in the accompanying condensed consolidated statements of operations and comprehensive loss due to the increase in value of this contract during the three months ended December 31, 2011.

In July 2011, the Company entered into an interest rate cap agreement with HSBC Bank USA at a cost of less than $0.1 million to mitigate the impact of fluctuations in the three-month LIBOR rate at which the Company’s Term Loans bear interest. The interest rate cap agreement became effective upon the issuance of the Term Loans, expires in December 2012, has a notional value of $65.0 million and is not designated as a hedging instrument. The Company recorded an immaterial amount of loss as other expense in the accompanying condensed consolidated statements of operations and comprehensive loss due to the decline in value of this contract during the three and nine months ended December 31, 2011.

In July 2011, the Company entered into an interest rate swap agreement with MSCS to mitigate the impact of fluctuations in the three-month LIBOR rate at which the Company’s Term Loans bear interest. The interest rate swap agreement becomes effective in December 2012, expires in December 2014 and has a notional value of $65.0 million. This contract has been designated as a cash flow hedge and accordingly, to the extent effective, any unrealized gains or losses on this interest rate swap contract is reported in accumulated other comprehensive loss. To the extent the hedge is ineffective, hedge transaction gains and losses are reported in other income (expense), net when the interest payment on the related debt is recognized.

The following table summarizes the fair value and presentation in the consolidated balance sheets for derivatives designated and not designated as hedging instruments:

		Fair Value at
(In thousands)	Balance Sheet Location	December 31, 2011
Interest rate swap
Liability derivative designated as a cash flow hedge	Other long-term liabilities	$(421)

Interest rate caps
Asset derivatives not designated as a hedging instruments	Other long-term assets	$111

The following table summarizes the effect of derivatives designated as hedging instruments on the condensed consolidated statements of operations and comprehensive loss:

Amount
	Amount	Reclassified from
	Recognized in	Accumulated Other
	Accumulated Other	Comprehensive Loss	Amount of
	Comprehensive Loss	into Earnings	Loss Recorded
(In thousands)	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
December 31, 2011	$(421)	$—	$—

The cash flow hedge was deemed to be effective at December 31, 2011. Accordingly, the Company included the loss incurred during the three and nine months ended December 31, 2011 within accumulated other comprehensive loss. The Company expects that when this contract matures, any amounts in accumulated other comprehensive loss is to be reported as an adjustment to interest expense. The Company considers the impact of its and MSCS’ credit risk on the fair value of the contract as well as the ability of each party to execute its obligations under the contract. As of December 31, 2011, credit risk did not materially change the fair value of the Company’s interest rate swap contract.

SHARE-BASED COMPENSATION	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
SHARE-BASED COMPENSATION.
SHARE-BASED COMPENSATION

12. SHARE-BASED COMPENSATION

Share-based compensation expense consists of the following:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
(In thousands)	2011	2010	2011	2010
Cost of goods manufactured and sold	$801	$385	$1,886	$1,271
Research and development	2,470	1,573	6,714	4,726
Selling, general and administrative	5,760	3,834	13,143	9,199
Total share-based compensation expense	$9,031	$5,792	$21,743	$15,196

At December 31, 2011 and March 31, 2011, $0.7 million and $0.6 million, respectively, of share-based compensation cost was capitalized and recorded as Inventory in the condensed consolidated balance sheets.

12.	SHARE-BASED COMPENSATION

Share-based Compensation Expense

The following table presents share-based compensation expense included in the Company’s consolidated statements of operations and comprehensive (loss) income:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Cost of goods manufactured and sold	$1,725	$1,506	$1,348
Research and development	6,218	3,489	4,438
Selling, general and administrative	11,889	8,926	9,024

Total share-based compensation expense	$19,832	$13,921	$14,810

At March 31, 2011, 2010 and 2009, $0.6 million, $0.6 million and $0.4 million, respectively, of share-based compensation cost was capitalized and recorded as “Inventory” in the consolidated balance sheets.

Share-based Compensation Plans

The Company has one compensation plan pursuant to which awards are currently being made, the 2008 Plan. The Company has six share-based compensation plans pursuant to which outstanding awards have been made, but from which no further awards can or will be made: (i) the 1990 Omnibus Stock Option Plan (the “1990 Plan”); (ii) the 1996 Stock Option Plan for Non-Employee Directors (the “1996 Plan”); (iii) the 1998 Equity Incentive Plan (the “1998 Plan”); (iv) the 1999 Stock Option Plan (the “1999 Plan”); (v) the 2002 Restricted Stock Award Plan (the “2002 Plan”); and (vi) the 2006 Stock Option Plan for Non-Employee Directors (the “2006 Plan”). The 2008 Plan provides for issuance of non-qualified and incentive stock options, restricted stock, restricted stock units, cash-based awards and performance shares to employees, officers and directors of, and consultants to the Company, in such amounts and with such terms and conditions as may be determined by the compensation committee of the Company’s board of directors, subject to provisions of the 2008 Plan.

At March 31, 2011, there were 5.4 million shares of common stock available for issuance under the 2008 Plan. The 2008 Plan provides that awards other than stock options will be counted against the total number of shares available under the plan in a 2-to-1 ratio.

Stock Options

A summary of stock option activity is presented in the following table:

		Weighted
		Average
	Number of	Exercise
	Shares	Price

Outstanding, April 1, 2010	18,026,673	$15.52
Granted	2,133,500	12.14
Exercised	(590,497)	10.45
Forfeited	(119,262)	11.36
Expired	(2,465,405)	28.28

Outstanding, March 31, 2011	16,985,009	$13.45

Exercisable, March 31, 2011	12,417,747	$14.39

The weighted average grant date fair value of stock options granted during the years ended March 31, 2011, 2010 and 2009 was $5.92, $4.46 and $5.41, respectively. The aggregate intrinsic value of stock options exercised during the years ended March 31, 2011, 2010 and 2009 was $2.0 million, $2.6 million and $4.9 million, respectively.

At March 31, 2011, there were 4.3 million stock options expected to vest with a weighted average exercise price of $10.88 per share, a weighted average contractual remaining life of 8.43 years and an aggregate intrinsic value of $9.5 million. At March 31, 2011, the aggregate intrinsic value of stock options exercisable was $13.7 million with a weighted average remaining contractual term of 4.0 years. The number of stock options expected to vest is determined by applying the pre-vesting forfeiture rate to the total outstanding options. The intrinsic value of a stock option is the amount by which the market value of the underlying stock exceeds the exercise price of the stock option.

At March 31, 2011, there was $11.2 million of unrecognized compensation cost related to unvested stock options, which is expected to be recognized over a weighted average period of approximately 1.4 years. Cash received from option exercises under the Company’s Plans during the years ended March 31, 2011 and 2010 was $4.7 million and $2.6 million, respectively. The Company issued new shares upon option exercises during the years ended March 31, 2011 and 2010.

Time-Vested Restricted Stock Units

A summary of time-vested RSU activity is presented in the following table:

		Weighted
		Average
	Number of	Grant Date
	Shares	Fair Value

Nonvested, April 1, 2010	1,465,497	$10.14
Granted	844,700	11.74
Vested	(365,682)	10.84
Forfeited	(74,000)	11.06

Novested, March 31, 2011	1,870,515	$10.69

The weighted average grant date fair value of time-vested RSU’s granted during the years ended March 31, 2011, 2010 and 2009 was $11.74, $8.83 and $12.29, respectively. The total fair value of time-vested RSU’s that vested during the years ended March 31, 2011, 2010 and 2009 was $4.0 million, $2.4 million and $1.7 million, respectively.

At March 31, 2011, there was $9.5 million of total unrecognized compensation cost related to unvested time-vested RSUs, which will be recognized over a weighted average remaining contractual term of 1.4 years.

Performance-Based Restricted Stock Units

In May 2009, the board of directors awarded 45,000 RSUs to certain of the Company’s executive officers under the 2006 Plan that vest upon the approval of BYDUREON by the U.S. Food and Drug Administration (“FDA”), provided the approval by the FDA occurs at least one year after the date of grant. During the year ended March 31, 2010, 20,000 RSU’s were forfeited upon the resignation of an executive officer. The grant date fair value of the award was $8.55 per share, which was the market value of the Company’s stock on the date of grant. At March 31, 2011, the performance condition had not been met and the award had not vested. At March 31, 2011, there was no unrecognized compensation cost related to these RSUs.

In May 2008, the board of directors awarded 40,000 RSUs to certain of the Company’s executive officers under the 2002 Plan that vests upon the achievement of a market condition specified in the award terms. During the year ended March 31, 2010, 10,000 RSU’s were forfeited upon the resignation of an executive officer. At March 31, 2011, the market condition had not been met and the award had not vested. The grant date fair value of $9.48 per share was determined through the use of a Monte Carlo simulation model. The compensation cost for the award’s grant date fair value of $0.4 million was recognized over a derived service period of 1.4 years. At March 31, 2011, there was no unrecognized compensation cost related to these RSUs.

LOSS PER SHARE	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
Earnings Per Share [Abstract]
LOSS PER SHARE

13. LOSS PER SHARE

Basic loss per common share is calculated based upon net loss available to holders of common shares divided by the weighted average number of shares outstanding. Diluted loss per common share is based upon the weighted-average number of common shares outstanding during the period plus additional weighted-average common equivalent shares outstanding during the period when the effect is dilutive. Common equivalent shares result from the assumed exercise of outstanding stock options (the proceeds of which are then assumed to have been used to repurchase outstanding stock using the treasury stock method) and the vesting of unvested restricted stock units. Common equivalent shares have not been included in the net loss per common share calculations because the effect would have been anti-dilutive.

The potential common equivalent shares consisted of the following:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
(In thousands)	2011	2010	2011	2010
Stock options	9,033	14,499	8,323	13,614
Restricted stock units	1,164	934	1,477	878
Total	10,197	15,433	9,800	14,492

3.	EARNINGS PER SHARE

Basic and diluted earnings per share is as follows:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Numerator:
Net (loss) income	$(45,540)	$(39,626)	$130,505

Denominator:
Weighted average number of common shares outstanding	95,610	94,839	95,161
Effect of dilutive securities:
Stock options	—	—	884
Restricted stock units	—	—	207

Dilutive common share equivalents	—	—	1,091

Shares used in calculating diluted earnings per share	95,610	94,839	96,252

The following amounts were not included in the calculation of earnings per share because their effects were anti-dilutive:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Denominator:
Stock options	13,357	17,675	15,647
Restricted stock units	936	419	—

Total	14,293	18,094	15,647

INCOME TAXES	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
INCOME TAXES
INCOME TAXES

14. INCOME TAXES

The Company recorded an income tax provision of $0.1 million and $3.7 million for the three and nine months ended December 31, 2011, respectively, and an income tax provision of less than $0.1 million and an income tax benefit of $1.0 million for the three and nine months ended December 31, 2010, respectively. During the nine months ended December 31, 2011, the Company recorded a $13.2 million current tax expense for the taxable transfer of the BYDUREONTM intellectual property from the U.S. to Ireland and a deferred tax benefit of $10.2 million in connection with the Business Combination, as the Company recorded a U.S. deferred tax liability in purchase accounting allowing for the partial release of an existing valuation allowance.

The Company records a deferred tax asset or liability based on the difference between the financial statement and tax basis of its assets and liabilities, as measured by enacted jurisdictional tax rates assumed to be in effect when these differences reverse. At December 31, 2011, the Company determined that it is more likely than not that its U.S. and Irish deferred tax assets may not be realized and a full valuation allowance has been recorded.

14.	INCOME TAXES

The components of the Company’s net deferred tax asset were as follows:

	March 31,
	2011	2010
	(In thousands)

NOL carryforwards — federal and state	$54,555	$39,603
Tax benefit from the exercise of stock options	35,440	38,776
Tax credit carryforwards	18,038	16,961
Alkermes Europe, Ltd. NOL carryforward	5,049	5,236
Deferred revenue	2,016	2,070
Share-based compensation	18,137	14,133
Property, plant and equipment	(6,482)	(4,412)
Other	6,459	6,176
Less: valuation allowance	(133,212)	(118,543)

	$—	$—

As of March 31, 2011, the Company had $274.2 million of Federal domestic operating loss carryforwards, $38.5 million of state operating loss carryforwards, and $18.7 million of foreign net operating loss and foreign capital loss carryforwards, which either expire on various dates through 2031 or can be carried forward indefinitely. These loss carryforwards are available to reduce future federal, state and foreign taxable income, if any. These loss carryforwards are subject to review and possible adjustment by the appropriate taxing authorities. These loss carryforwards, which may be utilized in any future period, may be subject to limitations based upon changes in the ownership of the company’s stock. The valuation allowance relates to the Company’s U.S. net operating losses and deferred tax assets and certain other foreign deferred tax assets and is recorded based upon the uncertainty surrounding their realizability, as these assets can only be realized via profitable operations in the respective tax jurisdictions.

The Company records a deferred tax asset or liability based on the difference between the financial statement and tax basis of assets and liabilities, as measured by enacted tax rates assumed to be in effect when these differences reverse. In evaluating the Company’s ability to recover its deferred tax assets, the Company considers all available positive and negative evidence including its past operating results, the existence of cumulative income in the most recent fiscal years, changes in the business in which the Company operates and its forecast of future taxable income. In determining future taxable income, the Company is responsible for assumptions utilized including the amount of federal, state and international pre-tax operating income, the reversal of temporary differences and the implementation of feasible and prudent tax planning strategies. These assumptions require significant judgment about the forecasts of future taxable income and are consistent with the plans and estimates that the Company is using to manage the underlying businesses. As of March 31, 2011, the Company determined that it is more likely than not that the deferred tax assets will not be realized and a full valuation allowance has been recorded.

The tax benefit from stock option exercises included in the table above represents benefits accumulated prior to the adoption of Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) that have not been realized. Subsequent to the adoption of ASC 718 on April 1, 2006, an additional $6.1 million of tax benefits from stock option exercises have not been recognized in the financial statements and will be once they are realized. In total, the Company has approximately $41.5 million related to certain operating loss carryforwards resulting from the exercise of employee stock options, the tax benefit of which, when recognized, will be accounted for as a credit to additional paid-in capital rather than a reduction of income tax expense.

The Company’s (benefit) provision for income taxes was comprised of the following:

	Year Ended March 31,
	2011	2010	2009
	(In thousands)

Current income tax (benefit) expense:
Federal	$(756)	$(3,318)	$483
State	30	75	24
Deferred income tax (benefit):
Federal	(206)	(1,674)	—
State	(19)	(158)	—

Total tax (benefit) provision	$(951)	$(5,075)	$507

The current federal income tax benefit of $0.8 million for the year ended March 31, 2011 is primarily related to a $0.8 million tax benefit for bonus depreciation pursuant to the Small Business Jobs Act of 2010. Bonus depreciation increased the Company’s 2010 AMT NOL carryback and allowed the Company to recover additional AMT paid in the carryback period. The current federal income tax benefit of $3.3 million for the year ended March 31, 2010 is primarily the result of a carryback of the Company’s 2010 AMT NOL pursuant to the Worker, Homeownership and Business Act of 2009. This law increased the carryback period for certain net operating losses from two years to five years. Prior to the adoption of this law, the Company had recorded a full valuation allowance against the credits that were established in prior periods when the Company was subject to AMT provisions. The deferred federal and state tax benefit of $0.2 million and $1.8 million for the years ended March 31, 2011 and 2010, respectively, is primarily due to the Company’s recognition of $0.2 million and $1.8 million of income tax expense associated the increase in the value of certain securities that it carried at fair market value during the year ended March 31, 2011 and 2010, respectively. There were no similar income tax benefits or provisions for the years ended March 31, 2009. The provision for income taxes in the amount of $0.5 million for the year ended March 31, 2009 primarily represents AMT due without regard to the cash benefit of excess share-based compensation deductions. The AMT paid creates a credit carryforward and a resulting deferred tax asset, for which the Company has recorded a full valuation allowance.

No amount for U.S. income tax has been provided on undistributed earnings of the Company’s foreign subsidiary because the Company considers such earnings to be indefinitely reinvested. In the event of distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes, subject to an adjustment, if any, for foreign tax credits, and foreign withholding taxes payable to certain foreign tax authorities. Determination of the amount of U.S. income tax liability that would be incurred is not practicable because of the complexities associated with this hypothetical calculation; however, unrecognized foreign tax credit carryforwards may be available to reduce some portion of the U.S. tax liability, if any.

A reconciliation of the Company’s federal statutory tax rate to its effective rate is as follows:

	Year Ended March 31,
	2011	2010	2009

Statutory federal rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefit	—	(0.1)%	—
Research and development benefit	1.4%	0.8%	(0.5)%
Share-based compensation	(2.6)%	(2.9)%	1.0%
Other permanent items	(0.5)%	(0.5)%	0.5%
Other	(0.1)%	—	0.1%
Change in valuation allowance	(30.1)%	(19.9)%	(34.7)%

Effective tax rate	2.1%	11.4%	0.4%

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Unrecognized
Tax Benefits
(In thousands)

Balance, April 1, 2009	$1,826
Additions based on tax positions related to prior periods	9

Balance, March 31, 2010	$1,835
Additions based on tax positions related to prior periods	49

Balance, March 31, 2011	$1,884

Included in unrecognized tax benefits at March 31, 2010 is $1.8 million of tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Of this balance, $1.7 million relates to deferred tax assets for which a full valuation allowance would be recorded, offsetting any tax benefits that would be realized. The Company does not expect a significant increase in unrecognized tax benefits within the next twelve months.

The tax years 1997 through 2010 remain open to examination by major taxing jurisdictions to which the Company is subject, which are primarily in the U.S. as carryforward attributes generated in years past may still be adjusted upon examination by the Internal Revenue Service or state tax authorities if they have or will be used in a future period. The Company has elected to include interest and penalties related to uncertain tax positions as a component of its provision for taxes. For the year ended March 31, 2011, the Company’s accrued interest and penalties related to uncertain tax positions was not significant.

COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Mar. 31, 2011
COMMITMENTS AND CONTINGENCIES.
COMMITMENTS AND CONTINGENCIES

15. COMMITMENTS AND CONTINGENCIES

From time to time, we may be subject to other legal proceedings and claims in the ordinary course of business. For example, we are currently involved in various sets of Paragraph IV litigations in the U.S. and similar suits in Canada and France in respect of certain of our products. We are not aware of any such proceedings or claims that we believe will have, individually or in the aggregate, a material adverse effect on our business, results of operations, cash flows and financial condition.

15.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases certain of its offices, research laboratories and manufacturing facilities under operating leases with initial terms of one to twenty years, expiring through the year 2020. Certain of the leases contain provisions for extensions of up to ten years. These lease commitments are primarily related to the Company’s corporate headquarters and manufacturing facility in Massachusetts. As of March 31, 2011, the total future annual minimum lease payments under the Company’s non-cancelable operating leases are as follows:

Payment
Amount
(In thousands)

Fiscal Years:
2012	$13,258
2013	6,057
2014	3,734
2015	3,888
2016	3,704
Thereafter	13,922

44,563
Less: estimated sublease income	(14,891)

Total future minimum lease payments	$29,672

Rent expense related to operating leases charged to operations was approximately $5.4 million, $11.2 million and $11.7 million, for the years ended March 31, 2011, 2010 and 2009, respectively. These amounts are net of sublease income of $7.3 million, $3.5 million and $1.7 million earned in the years ended March 31, 2011, 2010 and 2009, respectively. In addition to its lease commitments, the Company has open purchase orders totaling $44.9 million at March 31, 2011.

License and Royalty Commitments

The Company has entered into license agreements with certain corporations and universities that require the Company to pay annual license fees and royalties based on a percentage of revenues from sales of certain products and royalties from sublicenses granted by the Company. Amounts paid under these agreements were approximately $0.5 million, $0.6 million and $0.9 million for the years ended March 31, 2011, 2010 and 2009, respectively, and were recorded as “Research and development” expense in the consolidated statements of operations and comprehensive (loss) income.

Litigation

From time to time, the Company may be subject to various legal proceedings and claims in the ordinary course of business. Although the outcome of litigation cannot be predicted with certainty and some legal proceedings and claims may be disposed of unfavorably to the Company, the Company does not believe that it is currently a party to any material legal proceedings.